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UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08261

Madison Funds

(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711

(Address of principal executive offices)(Zip code)

Steve J. Fredricks

Chief Legal Officer & Chief Compliance Officer

550 Science Drive

Madison, WI  53711

(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.

Madison Funds | October 31, 2023

Although each fund’s name begins with the word “Madison,” the word “Madison” may be omitted in this report for simplicity when referring to any particular fund, group of funds or list of funds.

Nondeposit investment products are not federally insured, involve investment risk, may lose value and are not obligations of or guaranteed by any financial institution.

For more complete information about Madison Funds, including charges and expenses, request a prospectus from your financial advisor or from Madison Funds, P.O. Box 219083, Kansas City, MO 64121-9083. Consider the investment objectives, risks, and charges and expenses of any fund carefully before investing. The prospectus contains this and other information about the funds.

For more current performance information, please call 1-800-877-6089 or visit our website at www.madisonfunds.com. Current performance may be lower or higher than the performance data quoted within this report. Performance data shown represents past performance, past performance does not guarantee future results.

Nothing in this report represents a recommendation of a security by the investment adviser. Portfolio holdings may have changed since the date of this report.

1

Madison Funds | October 31, 2023

Management’s Discussion of Fund Performance (unaudited)

Period In Review

The trailing year provided investors a much-needed respite from the savage declines of 2022, where both broad stock and bond market indexes experienced double digit drawdowns. Fears of an impending recession driven by the Federal Reserve’s (Fed) breakneck interest rate hikes crested early in the period. Instead, investors became emboldened by the belief that the Fed would soon cease raising rates, and cuts were a distinct possibility in 2023 or early 2024. Economic growth surprised to the upside driven by a resilient labor market that helped keep consumers in a spending mood.

From a high-level perspective, the year appeared to be quite successful for equity investors, as the S&P 500 Index gained a pleasing +10.14%. However, from a broader point of view there were many stocks, and entire sectors, left out of the fun. The index was driven higher by a very small set of mega cap growth companies, coined the “Magnificent Seven” during their ascent. The bulk of this group saw gains of over 30% and two of the seven (NVIDA and Meta) jumped by over a staggering 200%! Stripping away the impact of these select big gainers showed a considerably less healthy broad US stock market. Both mid and smaller cap stocks were down for the period with the Russell Mid Cap Index declining -1.01% and the Russell 2000 Index falling -8.56%. Six out of the eleven S&P 500 Index sectors failed to generate a positive return over the past twelve months.

Bonds had a more muted performance as measured by the Bloomberg US Aggregate Bond Index return of +0.36%, yet still a very welcome development considering the continued interest rate volatility and vicious bear market of 2021-22. Rates remained volatile as investors weighed declining inflation against future Fed policy. By the end of the period, hopes of interest rate cuts around the corner were dashed by reaccelerating inflation in the late summer/early fall and an acceptance that rates would indeed need to remain higher for longer to truly quell inflation. Incongruent with the stock market, where companies deemed lower quality or more susceptible to higher rates suffered, lower quality and higher risk bonds outperformed. With recession risk being priced out of the market, interest rate spreads remained tame and the higher yields offered from riskier bonds generated more favorable returns.

So, while the respite from a woeful 2022 can be relished, important questions remain. Monetary policy works with notoriously long and variable lags. The Fed took rates from zero to 5.25% in less than 1.5 years, with the last hike coming in late July, meaning much of the effects of the Fed’s restrictive policy have yet to make their way into and be felt by the economy. Will a steady jobs market continue to embolden consumers? Will consumers continue to spend with admittedly low confidence and sticky inflation? Will investors continue to pay a high premium for growth stocks in a period of heightened uncertainty and elevated interest rates? Has a recession been avoided or just postponed?

The unquestionably good news is that over the past couple years, yield has been built back into fixed income and investors no longer need to take undue or unnecessary risk to reach for return. With high quality bonds yielding above 5%, and limited prospects for further material increases in interest rates, bonds once again offer a viable alternative to stocks. Within equities, we are firm believers that the highly uncertain economic conditions combined with the elevated valuations imbedded in the broad US equity market provides an ideal environment for risk-aware, active portfolio management.

2

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2023

Allocation Funds Summary

The Madison Conservative Allocation, Moderate Allocation, Aggressive Allocation and Diversified Income Funds invest primarily in shares of registered investment companies (the “Underlying Funds”). The funds are diversified among a number of asset classes and their allocation among Underlying Funds are based on an asset allocation model developed by Madison Asset Management, LLC (“Madison”), the funds’ investment adviser. The team may use multiple analytical approaches to determine the appropriate asset allocation, including:

•	Asset allocation optimization analysis – considers the degree to which returns in different asset classes do or do not move together, and the funds’ aim to achieve a favorable overall risk profile for any targeted portfolio return.
•	Scenario analysis– historical and expected return data is analyzed to model how individual asset classes and combinations of asset classes would affect the funds under different economic and market conditions.
•	Fundamental analysis – draws upon Madison’s investment teams to judge each asset class against current and forecasted market conditions. Economic, industry and security analysis is used to develop return and risk expectations that may influence asset class selection. In addition, Madison has a flexible mandate which permits the funds, at the sole discretion of Madison, to materially reduce equity risk exposures when and if conditions are deemed to warrant such an action.

Madison Conservative Allocation Fund

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Madison Conservative Allocation Fund’s total net assets will be allocated among various asset classes and Underlying Funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 35% equity investments and 65% fixed income investments. Underlying Funds in which the Fund invests may include funds advised by Madison and/or its affiliates, including other Madison Funds (the “Affiliated Underlying Funds”). Generally, Madison will not invest more than 75% of the Fund’s net assets, at the time of purchase, in Affiliated Underlying Funds.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

 Class A Shares initial amount invested was $9,425 to reflect deduction of maximum sales charge of 5.75%

Average Annual Total Return through October 31, 20231

	% Return Without Sales Charge				% Return After Sales Charge
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	1.36%	-2.76%	1.40%	2.46%	-4.47%	-4.66%	0.21%	1.85%
Class C	0.60%	-3.51%	0.63%	1.69%	-0.40%	-3.51%	0.63%	1.69%
ICE Bank of America Merrill Lynch US Corp, Govt & Mortgage Index	0.38%	-5.71%	-0.07%	0.91%	NA	NA	NA	NA
Conservative Allocation Fund Custom Index	3.62%	-0.99%	3.10%	3.60%	NA	NA	NA	NA

The Madison Conservative Allocation Fund (Class A at NAV) returned 1.36% for the one-year period, underperforming the Conservative Allocation Custom Index return of 3.62%. The Fund underperformed its peers as measured by the Morningstar US Allocation 15%-30% Equity category, which returned 2.22%.

Market returns over the past 12 months easily outpaced consensus expectations going into the period. We entered the period on the heels of substantial declines in both stocks and bonds. There was widespread belief that the economy was on the cusp of recession after being suffocated by the rapid increase in interest rates brought on by the Federal Reserve’s (Fed) tightening campaign. However, as they often do, markets surprised, and rallied throughout most of the period, with a few bouts of downside along the way.

US stocks, as measured by the Russell 3000 Index gained 8.38%, led by a very narrow set of mega cap growth companies, the so called “Magnificent Seven”, a term brought to bear by their outsized gains amongst more modest, and often negative, returns across the rest of the broader market. Maybe more surprising was the 12.07% advance from the international MSCI ACWI ex-USA Index. Again, entering the period it appeared that the European economy was on its death bed with serious questions around energy supplies due to the war in Ukraine, but a mild winter and boost from the reopening of the Chinese economy served to ameliorate the situation. Finally, bonds were flat with the Bloomberg US Aggregate Bond Index advancing just 0.36%, yet a satisfactory result and stemmed the pain brought on by a vicious bear market in bonds over 2021-22.

The Fund underperformed its blended benchmark for the period. Much of the underperformance came from the positioning that served the Fund so well during the previous 12-month period, most notably, an underweight allocation to risky assets. The Fund was underweight stocks relative to the blended benchmark, and while the cash held in-lieu of equities outperformed traditional bonds with a return of over 4% it was no match for the bigger gains in stocks. Compounding the issue was that the underweight to equites was concentrated in the international markets, which as mentioned above outpaced the US market. The other area that really helped in the prior period, but detracted this time around, was in the Fund's exposure to energy, commodities, and dividend paying stocks. Balancing out equity performance were overweight allocations to the technology sector, Japanese equities, and sizeable exposure to high quality US large cap companies. Within fixed income our preference for higher quality US Treasury and mortgage-backed securities detracted from returns, while our slightly underweight allocation to bonds was additive.

While it is never pleasing to underperform, we invest for the longer-term cycle and many leading indicators we follow continue to point to a weakening economy with a serious risk of recession in the near term. Market pricing and expectations are not aligned with these leading indicators. US stock valuations remain at a premium and expectations are for double-digit earnings growth in 2024. Elevated valuations and earnings expectations appear to be at odds with sticky inflation, higher interest rates, and low consumer confidence.

3

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2023

We readily admit to underappreciating the staying power of past stimulus efforts and consumers willingness to spend more despite savage inflation. However, given the status and breadth of the indicators we follow, we believe a recession has not been avoided, but postponed. As such, we believe the defensive posture we have been employing is still prudent in this highly uncertain environment.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/23
Bond Funds	68.6%
Foreign Stock Funds	4.9%
Short-Term Investments	2.2%
Stock Funds	24.7%
Net Other Assets and Liabilities	(0.4)%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/23
Madison Core Bond Fund	29.8%
iShares 7-10 Year Treasury Bond ETF	9.7%
Madison Investors Fund	9.0%
iShares Treasury Floating Rate Bond ETF	8.8%
Janus Henderson Mortgage-Backed Securities ETF	8.3%
Schwab Intermediate-Term U.S. Treasury ETF	6.4%
Distillate U.S. Fundamental Stability & Value ETF	6.0%
iShares Aaa - A Rated Corporate Bond ETF	3.6%
Vanguard Information Technology ETF	3.2%
Invesco Exchange-Traded Fund Trust - Invesco S&P 500 Quality ETF	2.4%

Madison Moderate Allocation Fund

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Madison Moderate Allocation Fund’s total net assets will be allocated among various asset classes and Underlying Funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 60% equity investments and 40% fixed income investments. Underlying Funds in which the Fund invests may include Affiliated Underlying Funds. Generally, Madison will not invest more than 75% of the Fund’s net assets, at the time of purchase, in Affiliated Underlying Funds.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Class A Shares initial amount invested was $9,425 to reflect deduction of maximum sales charge of 5.75%

Average Annual Total Return through October 31, 20231

	% Return Without Sales Charge				% Return After Sales Charge
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	2.55%	-0.56%	2.66%	3.88%	-3.39%	-2.49%	1.45%	3.27%
Class C	1.79%	-1.29%	1.89%	3.10%	0.79%	-1.29%	1.89%	3.10%
S&P 500® Index	10.14%	10.36%	11.01%	11.18%	NA	NA	NA	NA
Moderate Allocation Fund Custom Index	5.94%	2.26%	5.20%	5.43%	NA	NA	NA	NA

The Madison Moderate Allocation Fund (Class A at NAV) returned 2.55% for the one-year period, underperforming its blended benchmark, the Moderate Allocation Custom Index, which returned 5.94%. The Fund underperformed its peers as measured by the Morningstar Allocation 50-70% Equity category, which returned 4.21%.

Market returns over the past 12 months easily outpaced consensus expectations going into the period. We entered the period on the heels of substantial declines in both stocks and bonds. There was widespread belief that the economy was on the cusp of recession after being suffocated by the rapid increase in interest rates brought on by the Federal Reserve’s (Fed) tightening campaign. However, as they often do, markets surprised, and rallied throughout most of the period, with a few bouts of downside along the way.

US stocks, as measured by the Russell 3000 Index gained 8.38%, led by a very narrow set of mega cap growth companies, the so called “Magnificent Seven”, a term brought to bear by their outsized gains amongst more modest, and often negative, returns across the rest of the broader market. Maybe more surprising was the 12.07% advance from the international MSCI ACWI ex-USA Index. Again, entering the period it appeared that the European economy was on its death bed with serious questions around energy supplies due to the war in Ukraine, but a mild winter and boost from the reopening of the Chinese economy served to ameliorate the situation. Finally, bonds were flat with the Bloomberg US Aggregate Bond Index advancing just 0.36%, yet a satisfactory result and stemmed the pain brought on by a vicious bear market in bonds over 2021-22.

The Fund underperformed its blended benchmark for the period. Much of the underperformance came from the positioning that served the Fund so well during the previous 12-month period, most notably, an underweight allocation to risky assets. The Fund was underweight stocks relative to the blended benchmark, and while the cash held in-lieu of equities outperformed traditional bonds with a return of over  4% it was no match for the bigger gains in stocks. Compounding the issue was that the underweight to equites was concentrated in the international markets, which as mentioned above outpaced the US market. The other area that really helped in the prior period, but detracted this time around, was in the Fund's exposure to energy, commodities, and dividend paying stocks. Balancing out equity performance were overweight allocations to the technology sector, Japanese equities, and sizeable exposure to high quality US large cap companies. Within fixed income our preference for higher quality US Treasury and mortgage-backed securities detracted from returns, while our slightly underweight allocation to bonds was additive.

While it is never pleasing to underperform, we invest for the longer-term cycle and many leading indicators we follow continue to point to a weakening economy with a serious risk of recession in the near term. Market pricing and expectations are not aligned with these leading indicators. US stock valuations remain at a premium and expectations are for double-digit earnings growth in 2024. Elevated valuations and earnings expectations appear to be at odds with sticky inflation, higher interest rates, and low consumer confidence.

4

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2023

We readily admit to underappreciating the staying power of past stimulus efforts and consumers willingness to spend more despite savage inflation. However, given the status and breadth of the indicators we follow, we believe a recession has not been avoided, but postponed. As such, we believe the defensive posture we have been employing is still prudent in this highly uncertain environment.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/23
Bond Funds	46.3%
Foreign Stock Funds	10.6%
Short-Term Investments	8.6%
Stock Funds	41.1%
Net Other Assets and Liabilities	(6.6)%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/23
Madison Core Bond Fund	18.9%
Madison Investors Fund	13.1%
Distillate U.S. Fundamental Stability & Value ETF	8.9%
iShares Treasury Floating Rate Bond ETF	8.2%
iShares 7-10 Year Treasury Bond ETF	6.7%
Vanguard Information Technology ETF	6.1%
Invesco Exchange-Traded Fund Trust - Invesco S&P 500 Quality ETF	5.9%
Janus Henderson Mortgage-Backed Securities ETF	5.0%
Schwab Intermediate-Term U.S. Treasury ETF	4.2%
Energy Select Sector SPDR Fund ETF	3.7%

Madison Aggressive Allocation Fund

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Madison Aggressive Allocation Fund’s total net assets will be allocated among various asset classes and Underlying Funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 80% equity investments and 20% fixed income investments. Underlying Funds in which the Fund invests may include Affiliated Underlying Funds. Generally, Madison will not invest more than 75% of the Fund’s net assets, at the time of purchase, in Affiliated Underlying Funds.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Class A Shares initial amount invested was $9,425 to reflect deduction of maximum sales charge of 5.75%

Average Annual Total Return through October 31, 20231

	% Return Without Sales Charge%				Return After Sales Charge[5]
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	3.62%	1.02%	3.44%	4.87%	-2.34%	-0.96%	2.23%	4.25%
Class C	2.83%	0.24%	2.67%	4.08%	1.83%	0.24%	2.67%	4.08%
S&P 500® Index	10.14%	10.36%	11.01%	11.18%	NA	NA	NA	NA
Aggressive Allocation Fund Custom Index	7.77%	4.84%	6.77%	6.82%	NA	NA	NA	NA

The Madison Aggressive Allocation Fund (Class A at NAV) returned 3.62% for the one-year period, underperforming its blended benchmark, the Aggressive Allocation Fund Custom Index, which returned 7.77%. The Fund underperformed its peers as measured by the Morningstar Allocation: 70-85% Equity category, which returned 4.69%.

Market returns over the past 12 months easily outpaced consensus expectations going into the period. We entered the period on the heels of substantial declines in both stocks and bonds. There was widespread belief that the economy was on the cusp of recession after being suffocated by the rapid increase in interest rates brought on by the Federal Reserve’s (Fed) tightening campaign. However, as they often do, markets surprised, and rallied throughout most of the period, with a few bouts of downside along the way.

US stocks, as measured by the Russell 3000 Index gained 8.38%, led by a very narrow set of mega cap growth companies, the so called “Magnificent Seven”, a term brought to bear by their outsized gains amongst more modest, and often negative, returns across the rest of the broader market. Maybe more surprising was the 12.07% advance from the international MSCI ACWI ex-USA Index. Again, entering the period it appeared that the European economy was on its death bed with serious questions around energy supplies due to the war in Ukraine, but a mild winter and boost from the reopening of the Chinese economy served to ameliorate the situation. Finally, bonds were flat with the Bloomberg US Aggregate Bond Index advancing just 0.36%, yet a satisfactory result and stemmed the pain brought on by a vicious bear market in bonds over 2021-22.

The Fund underperformed its blended benchmark for the period. Much of the underperformance came from the positioning that served the Fund so well during the previous 12-month period, most notably, an underweight allocation to risky assets. The Fund was underweight stocks relative to the blended benchmark, and while the cash held in-lieu of equities outperformed traditional bonds with a return of over  4% it was no match for the bigger gains in stocks. Compounding the issue was that the underweight to equites was concentrated in the international markets, which as mentioned above outpaced the US market. The other area that really helped in the prior period, but detracted this time around, was in the Fund's exposure to energy, commodities, and dividend paying stocks. Balancing out equity performance were overweight allocations to the technology sector, Japanese equities, and sizeable exposure to high quality US large cap companies. Within fixed income our preference for higher quality US Treasury and mortgage-backed securities detracted from returns, while our slightly underweight allocation to bonds was additive.

While it is never pleasing to underperform, we invest for the longer-term cycle and many leading indicators we follow continue to point to a weakening economy with a serious risk of recession in the near term. Market pricing and expectations are not aligned with these leading indicators. US stock valuations remain at a premium and expectations are for double-digit earnings growth in 2024. Elevated valuations and earnings expectations appear to be at odds with sticky inflation, higher interest rates, and low consumer confidence.

5

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2023

We readily admit to underappreciating the staying power of past stimulus efforts and consumers willingness to spend more despite savage inflation. However, given the status and breadth of the indicators we follow, we believe a recession has not been avoided, but postponed. As such, we believe the defensive posture we have been employing is still prudent in this highly uncertain environment.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/23
Bond Funds	28.2%
Foreign Stock Funds	14.9%
Short-Term Investments	13.4%
Stock Funds	54.0%
Net Other Assets and Liabilities	(10.5)%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/23
Madison Investors Fund	16.2%
Distillate U.S. Fundamental Stability & Value ETF	10.0%
Invesco Exchange-Traded Fund Trust - Invesco S&P 500 Quality ETF	9.9%
iShares Treasury Floating Rate Bond ETF	9.2%
Madison Core Bond Fund	8.5%
Vanguard Information Technology ETF	8.1%
Vanguard FTSE All-World ex-U.S. ETF	5.0%
Energy Select Sector SPDR Fund ETF	4.8%
Franklin FTSE Japan ETF	4.2%
iShares 7-10 Year Treasury Bonf ETF	3.9%

Diversified Income Fund

INVESTMENT STRATEGY HIGHLIGHTS

On July 31, 2023, the Madison Diversified Income Fund transitioned from a fund that invests in individual stocks and bonds to a fund that invests primarily in shares of other registered investment companies, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”). In connection with this change, the Fund’s day-to-day portfolio management team and principal investment strategies changed, but the Fund’s investment objective will remain the same. As of the same date, the investment management fee was reduced from 0.65% to 0.20%; however, the Fund's total annual fund operating expenses remained the same.

Under normal circumstances, the Fund’s total net assets will be allocated among various asset classes and underlying funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 60% equity investments and 40% fixed income investments. Underlying funds in which the Fund invests may include funds advised by Madison and/or its affiliates, including other Madison Funds and ETFs. Generally, Madison will not invest more than 80% of the Fund’s net assets, at the time of purchase, in affiliated underlying funds.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Class A Shares initial amount invested was $9,425 to reflect deduction of maximum sales charge of 5.75%

Average Annual Total Return through October 31, 20231

	% Return Without Sales Charge				% Return After Sales Charge
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	-1.35%	3.41%	4.92%	5.54%	-7.03%	1.38%	3.69%	4.91%
Class C	-2.14%	2.61%	4.15%	4.75%	-3.05%	2.61%	4.15%	4.75%
Custom Blended Index (50% Fixed 50% Equity)	5.29%	2.29%	5.73%	6.19%	NA	NA	NA	NA
ICE BofA US Corp. Govt. & Mtg. Index	0.38%	-5.71%	-0.07%	0.91%	NA	NA	NA	NA
S&P 500® Index	10.14%	10.36%	11.01%	11.18%	NA	NA	NA	NA

The Madison Diversified Income Fund (Class A at NAV) returned -1.35% for the one-year period, underperforming its blended benchmark index (50% Bank of America Merrill Lynch U.S. Corporate, Government and Mortgage Index and 50% S&P 500® Index) which returned 5.29%. The Fund underperformed its peers as measured by the Morningstar Moderate Allocation category, which returned 4.21%.

It was a difficult period for dividend stocks. Prior to the significant rise in interest rates over the past two plus years, rates had spent the time since the end of the Great Financial Crisis of 2008 grinding down to almost zero. This had the perverse effect of sending traditional yield-based investors running to stocks from bonds to grab income via dividends. After enjoying a strong run, the relative valuation differential between dividend paying stocks and fixed income assets (bonds) is no longer favorable for dividend payers. This deterioration of relative valuation weighed on dividend stocks over the course of the past year and pressured the fund’s performance.

The silver lining in the bear market in bonds is that we are now back to some semblance of normalcy in the fixed income markets. Yield-seeking investors can once again find reasonable yields in traditional low-risk bond investments. In turn, during the period we took the opportunity to reallocate a sizable percentage of the stock overweight that has existed, and greatly benefited the fund’s return over the past several years, to the newfound amply yielding bond market.

Another notable change was the introduction of a covered call strategy to augment our high-quality dividend paying stocks. This addition provides the potential for dual positive impacts of materially increasing the fund’s overall yield and is likely to help mitigate volatility should the more challenging market and economic environment we envision come to fruition.

Unfortunately, we expect volatility to stick around. To us, the weight of the evidence is too great in favor of an economy slow-rolling into recession. Most measures point to the exhaustion, or near exhaustion, of the excess savings provided by the massive stimulus payments of years past. At the same time, credit card debt has risen dramatically, and student loan payments must be made once again. With a stressed consumer, we find it unlikely that companies will be able to grow revenues to the degree necessary to

6

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2023

justify today’s lofty earnings estimates for the year ahead. Yet, equities remain priced at a premium, with the S&P 500 forward price-to-earnings ratio still hovering at nearly 18x, roughly two full multiple points above the 30-year average. In short, we don’t see value in the broad US stock market. That said, we still see value in the energy and commodities sectors where underinvestment provides continued opportunity in these now free cash flow rich companies.

The story is much different within bonds. On an absolute level, yields haven’t been this attractive in decades. Prior to the pandemic, investors were forced to reach for yield by sacrificing credit quality for any hint of yield. The move higher in interest rates offers an opportunity to allocate to sectors of the fixed income market that carry attractive yields without having to sacrifice credit quality. We believe one of the most attractive areas within fixed income can be found in the securitized sector, specifically Agency and non-Agency mortgage-backed securities. Mortgages offer the inherent credit quality of the US Government while simultaneously providing additional yield compared to duration equivalent Treasuries.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/23
Asset Backed Securities	0.1%
Collateralized Mortgage Obligations*	0.0%
Common Stocks	2.9%
Investment Companies	96.6%
Mortgage Backed Securities*	0.0%
Short-Term Investments	2.1%
Net Other Assets and Liabilities	(1.7)%

*less than 0.05%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/23
Madison Covered Call ETF	25.5%
Madison Dividend Value ETF	19.5%
Madison Short-Term Strategic Income ETF	19.2%
Madison Aggregate Bond ETF	15.2%
Janus Henderson Mortgage-Backed Securities ETF	9.9%
iShares Aaa - A Rated Corporate Bond ETF	6.4%
Global X MLP ETF	1.0%
CME Group, Inc.	0.2%
EOG Resources, Inc.	0.2%
Comcast Corp., Class A	0.2%

Madison Tax-Free Virginia Fund

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Tax-Free Virginia Fund seeks to achieve its investment objectives by investing at least 80% of its net assets in municipal bonds that are exempt from federal and state income tax for residents of Virginia. These securities may be issued by state governments, their political subdivisions (for example, cities and counties) and public authorities (for example, school districts and housing authorities). The Fund may also invest in bonds that, under federal law, are exempt from federal and state income taxation, such as bonds issued by the District of Columbia, Puerto Rico, the Virgin Islands and Guam. The Fund invests in intermediate and long-term bonds having average, aggregate maturities (at the portfolio level) of 7 to 15 years.

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 20231

	% Return Without Sales Charge
	1 Year	3 Years	5 Years	10 Years
Class Y	0.56%	-3.24%	0.16%	1.09%
ICE BofA 1-22 Yr US Municipal Securities Index	2.39%	-1.87%	1.22%	1.99%

The Madison Tax-Free Virginia Fund (Class Y) returned 0.56% for the one-year period, underperforming its benchmark, the ICE BofA 1-22 Yr US Municipal Securities Index which returned 2.39%. The Fund underperformed its peers as measured by the Morningstar Municipal Single State Intermediate category, which returned 0.88% for the period.

The Fund’s relative performance is attributable to yield curve positioning, sector allocation, coupon structure and the overall credit profile of the individual holdings. The Fund has consistently been positioned with a shorter overall maturity structure than the index which was additive to performance except for the fourth quarter of 2022 when the market posted a large positive return. Coupon structure was detractive to performance as interest rates increased due to high inflation data and the Federal Reserve’s tightening cycle to contain it. Specifically, municipal bonds with 3% and 4% coupon rates traded at a discount to par which accelerated book losses due to the Di Minimis tax rule which treats the discount accretion as ordinary income. This was the main driver for the underperformance in the Fund. In addition, the Fund’s “up in quality” bias was detractive to performance as lower quality bonds enhanced overall yield and benefited from tightening spreads leading to price appreciation.

Yield curve positioning was detractive to performance as the combination of lower coupon longer maturity bonds underperformed in a rising rate environment. In addition, the Fund under yielded the benchmark throughout the timeframe as state-specific Virginia bonds inherently yield less than the general market index.

Credit quality in the municipal bond market continued to be a bright spot in the midst of rising interest rates. The unexpectedly resilient economy has bolstered tax revenues with many states reporting record “rainy day” fund balances to offset leaner times that are sure to come at some point in the business cycle. Outside of the health care and higher education sectors, most municipal finances seem to be in pretty good shape. However, we will keep a close eye on any slowing economic trends and the increased borrowing costs that could lead to tighter state and local budgets. Specific to Viginia, the commonwealth continues to garner a top-tier AAA rating by all the independent rating agencies and enjoys a strong and diverse economy.

The outlook for the municipal bond market seems to be trending in a positive direction. Although we were surprised by the upside volatility in interest rates over the summer months of 2023, we believe that most of the interest rate increases are in the rearview mirror. Inflation has come down considerably and the labor market, although very

7

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2023

strong, is showing signs of moving lower. Generationally high borrowing rates and a broad lending pullback are typical signs of a slowing economy. Municipal bonds typically outperform corporates in a slowing economy as tax revenues and essential service fees are more predictable streams of revenue than pullbacks in consumer spending.

In general, we believe it is prudent to be conservatively positioned in a volatile interest rate environment. We are cognizant of the fact that when the Fed pivots, rates will move lower rather quickly but “the higher for longer” mantra will provide windows of opportunity to add longer maturities and lock in higher yields as economic conditions evolve.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/23
Airport	3.7%
Development	11.2%
Education	8.2%
Facilities	9.9%
General Obligation	40.0%
Medical	1.6%
Multifamily Housing	1.0%
Power	4.8%
Transportation	9.9%
Water	8.1%
Net Other Assets and Liabilities	1.6%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/23
Northern Virginia Transportation Authority, 5.0%, 6/1/30	4.7%
Arlington County, 5.0%, 8/15/30	3.7%
James City County Economic Development Authority, 5.0%, 6/15/30	3.2%
Metropolitan Washington Airports Authority Aviation Revenue, 5.0%, 10/1/43	2.9%
Norfolk, 5.0%, 8/1/47	2.9%
Hampton Roads Transportation Accountability Commission, 5.0%, 7/1/42	2.9%
Loudoun County Economic Development Authority, 4.0%, 12/1/37	2.8%
Greater Richmond Convention Center Authority, 5.0%, 6/15/26	2.8%
Poquoson, 4.0%, 2/15/29	2.6%
Hampton Roads Sanitation District, 5.0%, 10/1/35	2.6%

Madison Tax-Free National Fund

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Tax-Free National Fund seeks to achieve its investment objective by investing at least 80% of its net assets in municipal bonds that are exempt from federal income taxes. These securities may be issued by state governments, their political subdivisions (for example, cities and counties) and public authorities (for example, school districts and housing authorities). The Fund may also invest in bonds that, under federal law, are exempt from federal and state income taxation, such as bonds issued by the District of Columbia, Puerto Rico, the Virgin Islands and Guam. The Fund invests in intermediate and long-term bonds having average, aggregate maturities (at the portfolio level) of 7 to 15 years. The primary difference between this Fund and the Madison Tax-Free Virginia Fund is that the Madison Tax-Free Virginia Fund will invest in bonds that are exempt from federal and state income tax for residents of Virginia, while this Fund will invest in bonds that are exempt from federal income tax.

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 20231

	% Return Without Sales Charge
	1 Year	3 Years	5 Years	10 Years
Class Y	1.06%	-2.50%	0.72%	1.54%
ICE BofA 1-22 Yr US Municipal Securities Index	2.39%	-1.87%	1.22%	1.99%

The Madison Tax-Free National Fund (Class Y) returned 1.06% for the one-year period, underperforming its benchmark, the ICE BofA 1-22 Yr US Municipal Securities Index which returned 2.39%. The Fund underperformed its peers as measured by the Morningstar Municipal National Intermediate category, which returned 2.41%.

The Fund’s relative performance is attributable to yield curve positioning, sector allocation, coupon structure and the overall credit profile of the individual holdings. The Fund has consistently been positioned with a shorter overall maturity structure than the index which was additive to performance except for the fourth quarter of 2022 when the market posted a large positive return. Coupon structure was detractive to performance as interest rates increased due to high inflation data and the Federal Reserve’s tightening cycle to contain it. Specifically, municipal bonds with 3% and 4% coupon rates traded at a discount to par which accelerated book losses due to the Di Minimis tax rule which treats the discount accretion as ordinary income. In addition, the Fund’s “up in quality” bias was detractive to performance as lower quality bonds enhanced overall yield and benefited from tightening spreads leading to price appreciation.

Yield curve positioning was neutral to performance as the uncharacteristically flat municipal yield curve, and at times, inverted curve provided outsized income in the shorter tenors of the curve versus duration risk with little or no additional yield for longer maturities. Finally, even with a relatively shorter duration posture versus the index, the Fund was able to capture a similar portfolio yield as the benchmark.

Credit quality in the municipal bond market continued to be a bright spot in the midst of rising interest rates. The unexpectedly resilient economy has bolstered tax revenues with many states reporting record “rainy day” fund balances to offset leaner times that are sure to come at some point in the business cycle. Outside of the health care and higher education sectors, most municipal finances seem to be in pretty good shape. However, we will keep a close eye on any slowing economic trends and the increased borrowing costs that could lead to tighter state and local budgets.

8

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2023

The outlook for the municipal bond market seems to be trending in a positive direction. Although we were surprised by the upside volatility in interest rates over the summer months of 2023, we believe that most of the interest rate increases are in the rearview mirror. Inflation has come down considerably and the labor market, although very strong, is showing signs of moving lower. Generationally high borrowing rates and a broad lending pullback are typical signs of a slowing economy. Municipal bonds typically outperform corporates in a slowing economy as tax revenues and essential service fees are more predictable streams of revenue than pullbacks in consumer spending.

In general, we believe it is prudent to be conservatively positioned in a volatile interest rate environment. We are cognizant of the fact that when the Fed pivots, rates will move lower rather quickly but “the higher for longer” mantra will provide windows of opportunity to add longer maturities and lock in higher yields as economic conditions evolve.

STATE ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/23
Alabama	5.6%
Arkansas	1.0%
California	0.7%
Colorado	3.8%
Florida	2.1%
Georgia	2.4%
Hawaii	2.6%
Idaho	2.9%
Illinois	10.7%
Indiana	6.2%
Kansas	1.3%
Kentucky	2.6%
Louisiana	0.9%
Michigan	3.2%
Mississippi	2.9%
Montana	1.8%
Nebraska	1.7%
New Jersey	4.0%
New Mexico	1.1%
New York	3.9%
Oklahoma	4.0%
Pennsylvania	5.6%
Texas	6.8%
Utah	3.2%
Virginia	6.1%
Washington	1.2%
West Virginia	2.7%
Wisconsin	7.2%
Net Other Assets and Liabilities	1.8%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/23
Mobile County, 5.0%, 2/1/39	3.7%
Cook County School District No. 111 Burbank, 5.0%, 12/1/35	3.3%
Austin, 5.0%, 9/1/26	3.3%
City of Burlington WI, 4.0%, 4/1/36	3.2%
Vanderburgh County Redevelopment District, Tax Allocation, 5.0%, 2/1/26	3.0%
Idaho Health Facilities Authority, 5.0%, 3/1/34	2.9%
Medical Center Educational Building Corp., 5.0%, 6/1/30	2.9%
Southampton County Industrial Development Authority, 5.0%, 6/1/35	2.7%
West Virginia Economic Development Authority, 5.0%, 7/1/37	2.7%
Du Page County School District No. 45, 4.0%, 1/1/26	2.7%

High Quality Bond Fund

INVESTMENT STRATEGY HIGHLIGHTS

The Madison High Quality Bond Fund seeks to achieve its investment objective through diversified investments in a broad range of corporate debt securities, obligations of the US Government and its agencies, and money market instruments. In seeking to achieve the Fund’s goals, the Fund’s management will (1) shorten or lengthen the dollar weighted average maturity of the Fund based on its anticipation of the movement of interest rates (the dollar weighted average maturity is expected to be ten years or less), and (2) monitor the yields of the various bonds that satisfy the Fund’s investment guidelines to determine the best combination of yield, credit risk and diversification for the Fund. Under normal market conditions, the Fund will invest at least 80% of its net assets in higher quality bond issues and, therefore, intends to maintain an overall portfolio quality rating of A by Standard & Poor’s and/or A2 by Moody’s.

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 20231

	% Return Without Sales Charge
	1 Year	3 Years	5 Years	10 Years	Since Inception 02/28/2022
Class Y	1.92%	-2.83%	0.33%	0.46%	-
Class I	2.00%	-	-	-	-4.56%
Bloomberg US Intermediate Gov’t Credit A+ Bond Index	1.83%	-3.09%	0.78%	0.95%	-6.05%

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Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2023

The Madison High Quality Bond Fund (Class Y) returned 1.92% for the one-year period, outperforming its benchmark, the Bloomberg US Intermediate Government/Credit A+ Bond Index, which returned 1.83%. The Fund underperformed its peers as measured by the Morningstar Short-Term Bond category, which returned 3.90%.

The past 12 months provided little respite for the bond investors. After a challenging first half featuring a volatile rate environment and credit concerns in the financial sector, the fiscal year closed out with a rapid move to yield levels not seen in over fifteen years providing few places to hide. Though this has been a truly challenging period for fixed income investors, the welcomed silver lining may be how the current environment sets up for favorable bond returns going forward now that the ‘income’ component has at long last returned to the fixed income markets.

The Fed Remains Engaged

The Fed (Federal Reserve) stayed true to their word and reiterated that their restrictive policy stance would remain in place until significant headway is made lowering inflationary pressures. Interest rates marched higher as economic data releases remained surprisingly strong in the face of meaningfully higher mortgage rates, rising energy costs, and faltering consumer confidence. As we begin the final months of 2023, we are likely approaching the end of a historic, nearly two-year, monetary tightening campaign yet lower interest rates may still be some time away.

The Fed met twice, in July and September, and raised the Fed Funds Rate by 25 bps at the July meeting and then paused at the September meeting, perhaps marking the final rate hike in this cycle. The ‘pause’ marks a change in the Fed’s policy normalization campaign, acknowledging that the final hikes may be at hand. Interestingly, both the formal policy statement and subsequent speeches stressed that additional hikes are possible and rate cuts remain a distant possibility, strongly reiterating the ‘higher for longer’ message.

Importantly, Fed members indicated that fewer interest rate cuts will be needed in 2024 and 2025. The policy rate is expected to be 5.125% at the end of 2024 and 3.875% at the end of 2025, both 0.50% higher than what was expected in June. This shift in expectations by the Fed helped push intermediate and long bond yields higher testing levels not seen for nearly a decade.

Focus Remains on Fundamentals

The Fed’s top priority remains inflation, and while progress has been achieved the Fed’s desired target of 2% remains a distant goal. The latest reading on the Core US Personal Consumption Expenditure Pricing Index fell to 3.9%, slightly lower than the last reading of 4.3%. Clearly, some progress has been made on the inflation front but not enough to satisfy Fed members. The US economy has remained surprising strong despite higher interest rates, rising energy prices, and falling consumer savings rates. Stable labor markets and resilient consumers give the Fed additional runway to maintain restrictive monetary policy while battling inflation pressures.

A clear risk to the Fed’s policy outlook would be sharp declines in economic growth while inflation pressures persist. Resultingly, economic data will remain scrutinized as the lagged impact of Fed rate hikes work through the system. While we are skeptical of the Fed’s ability to navigate a ‘soft landing’ we do expect growth to gradually decline as consumers feel the impact of higher interest rates and price levels. As investors embrace the possibility of an economic ‘soft landing,’ risk-based market indicators including credit spreads have performed well. Lower probability of a recession translates in reduced corporate bond credit spreads. Lower quality sectors such as high yield and BBB-rated corporate bonds have performed the best relative to Treasuries so far this year.

Performance and Positioning

In response to the Fed’s continued rate tightening campaign, yields moved higher over the period. However, those same higher yield contributed meaningful yield to total returns helping provide welcome positive returns over the period. During the fiscal year ended October 31, 2023, the Madison High Quality Bond Fund outperformed the benchmark by 29 basis points, returning 2.12% (gross of fees) versus the Bloomberg US Intermediate Government/Credit A+ Bond Index return of 1.83%.

Conservative duration positioning was additive to returns to performance over the course of the period as interest rates moved sharply higher in response to the Fed’s continued tightening campaign in the face of stubborn inflation measures. Sector/quality was additive to performance during the period as credit spreads narrowed following the financial sector concerns easing mid-year. Portfolio yield/income proved to be slightly additive to performance as higher yields contributed positively to performance. The meaningful flattening in the yield curve detracted slightly from performance as yields on shorter maturities rose more than yields on longer maturities. Security selection detracted slightly for returns as risk premiums on high quality names narrowed slightly less than lower quality issues and the portfolio maintained its high-quality bias.

Our conservative approach to portfolio construction remains in place while we look for opportunities to extend portfolio maturities. Conservative duration positioning continues to contribute positive relative performance as interest rates adjust higher. Higher market yields have allowed the strategy to add meaningful long-term yield and we anticipate being able to continue adding to these positions in the months ahead. The past 12 months continues to reinforce the need for portfolio diversification and has rewarded those who have maintained exposure to high quality fixed income within their overall portfolio allocation. With meaningful yield returning to fixed income assets, we are optimistic about the future prospects for bond investors.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/23
Communication Services	2.6%
Consumer Discretionary	1.9%
Consumer Staples	5.6%
Fannie Mae	10.1%
Financials	20.1%
Health Care	1.3%
Industrials	3.5%
Information Technology	1.3%
Short-Term Investments	5.3%
U.S. Treasury Notes	50.8%
Utilities	0.8%
Net Other Assets and Liabilities	(3.3)%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/23
Federal National Mortgage Association, 2.125%, 4/24/26	4.4%
Federal National Mortgage Association, 0.750%, 10/8/27	3.2%
U.S. Treasury Notes, 2.250%, 11/15/24	3.2%
U.S. Treasury Notes, 2.125%, 5/15/25	3.1%
U.S. Treasury Notes, 3.875%, 11/30/29	3.1%
U.S. Treasury Notes, 3.875%, 12/31/29	3.1%
U.S. Treasury Notes, 1.625%, 5/15/26	3.0%
U.S. Treasury Notes, 1.500%, 8/15/26	3.0%
U.S. Treasury Notes, 2.250%, 11/15/27	3.0%
U.S. Treasury Notes, 2.375%, 8/15/24	2.7%

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Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2023

Core Bond Fund

INVESTMENT STRATEGY HIGHLIGHTS

Under normal market conditions, the Madison Core Bond Fund invests at least 80% of its net assets in bonds. To keep current income relatively stable and to limit share price volatility, the Fund emphasizes investment grade securities and maintains an intermediate (typically 3-7 year) average portfolio duration, with the goal of being between 85-115% of the market benchmark duration. The Fund strives to add incremental return to the portfolio by making strategic decisions related to credit risk, sector exposure and yield curve positioning. The Fund may invest in corporate debt securities, US Government debt securities, foreign government debt securities, non-rated debt securities, and asset-backed, mortgage-backed, and commercial mortgage-backed securities.

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 20231

	% Return Without Sales Charge						% Return After Sales Charge
					Since Inception	Since Inception
	1 Year	3 Years	5 Years	10 Years	2/26/2021	2/28/2022	1 Year	3 Years	5 Years	10 Years
Class A	0.07%	-5.36%	0.02%	0.71%	-	-	-4.46%	-6.81%	-0.90%	0.25%
Class Y	0.32%	-5.04%	0.31%	0.98%	-	-	-	-	-	-
Class I	0.42%	-	-	-	-5.51%	-	-	-	-	-
Class R6	0.50%	-	-	-	-	-11.78%	-	-	-	-
Bloomberg US Aggregate Bond Index	0.36%	-5.57%	-0.06%	0.88%	-5.87%	-12.58%	NA	NA	NA	NA

The Madison Core Bond Fund (Class Y) returned 0.32% for the one-year period, underperforming its benchmark, the Bloomberg US Aggregate Bond Index, which returned 0.36%. The Fund underperformed its peers as measured by the Morningstar Intermediate Core Bond category, which returned 0.43%.

The primary drivers of fund performance versus the benchmark was overweight to higher coupon agency mortgage-backed securities and an overweight to asset-backed securities. Performance was also positively impacted by a yield advantage over the benchmark which averaged 25 basis points (bps) during the last year. The yield advantage has increased over the past year given the additional non-Treasury allocations and steepening of the yield curve.

Looking at the securitized sector, the Fund owned fewer low coupon agency mortgage-backed securities which benefited performance. Mortgages underperformed other sectors due to the impact from the Federal Reserve’s (Fed) quantitative tightening program and banks reducing purchases given liquidity concerns. Additionally, higher interest rate volatility pressured mortgage spreads throughout the last year. The Fund added to its asset-backed securities holdings as valuations improved given concerns about the health of the consumer.

Finally, the Fund's performance was helped by having relatively less duration within the 20 and 30-year part of the yield curve versus the benchmark. Since October 2022, the yield curve has steepened with the two-year, ten-year, and thirty-year Treasury yields increased 61, 88 and 93 basis points, respectively.

In the coming year, the Fund will continue to reduce exposure in corporate bonds given the uncertain economic outlook. The Fund will also continue to allocate towards agency mortgage-backed securities given attractive valuations and will further shift its corporate bond exposure into financials versus industrials given better relative valuations.

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/23
Asset Backed Securities	6.1%
Collateralized Mortgage Obligations	5.2%
Commercial Mortgage-Backed Securities	3.1%
Corporate Notes and Bonds	28.0%
Foreign Corporate Bonds	3.2%
Mortgage Backed Securities	29.0%
Short-Term Investments	1.6%
U.S. Government and Agency Obligations	24.0%
Net Other Assets and Liabilities	(0.2)%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/23
U.S. Treasury Notes, 2.875%, 5/15/28	3.0%
U.S. Treasury Notes, 2.250%, 11/15/25	2.7%
U.S. Treasury Notes, 2.625%, 2/15/29	2.7%
U.S. Treasury Notes, 2.375%, 5/15/27	2.5%
U.S. Treasury Notes, 4.0%, 2/29/28	2.4%
U.S. Treasury Bonds, 3.750%, 8/15/41	1.9%
Federal Home Loan Mortgage Corp., 2.500%, 1/1/52	1.6%
U.S. Treasury Bonds, 2.250%, 5/15/41	1.5%
U.S. Treasury Notes, 3.875%, 11/30/29	1.2%
U.S. Treasury Bonds, 6.625%, 2/15/27	1.2%

Madison Covered Call & Equity Income Fund

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Covered Call & Equity Income Fund invests, under normal market conditions, primarily in common stocks of large- and mid-capitalization companies that are, in the view of the Fund’s investment adviser, selling at a reasonable price in relation to their long-term earnings growth rates. The portfolio managers will allocate the Fund’s assets among stocks in sectors of the economy based upon their views on forward earnings growth rates, adjusted to reflect their views on economic and market conditions and sector risk factors. The Fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. The extent of option writing activity will depend upon market conditions and the portfolio managers’ ongoing assessment of the attractiveness of writing call options on the Fund’s stock holdings. In addition to providing income, covered call writing helps to reduce the volatility (and risk profile) of the Fund by providing downside protection.

11

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2023

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 20231

	% Return Without Sales Charge					% Return After Sales Charge
	1 Year	3 Years	5 Years	10 Years	Since Inception 02/28/2022	1 Year	3 Years	5 Years	10 Years
Class A	7.18%	12.96%	9.39%	6.94%	-	1.03%	10.73%	8.10%	6.31%
Class C	6.41%	12.18%	8.61%	6.16%	-	5.43%	12.18%	8.61%	6.16%
Class Y	7.49%	13.27%	9.65%	7.20%	-	-	-	-	-
Class R6	7.71%	13.43%	9.82%	7.36%	-	-	-	-	-
Class I	7.61%	-	-	-	10.00%	-	-	-	-
S&P 500® Index	10.14%	10.36%	11.01%	11.18%	-1.46%	NA	NA	NA	NA
CBOE S&P 500 BuyWrite Index	7.27%	8.30%	3.85%	5.43%	-2.44%	NA	NA	NA	NA

Madison Covered Call & Equity Income Fund (Class Y) returned 7.49% for the one-year period, underperforming its benchmark the S&P 500® return of 10.14% and outperforming its benchmark the CBOE S&P 500 BuyWrite Index of 7.27%. The Fund outperformed its peers as measured by the Morningstar Derivative Income category, which returned 7.08%.

Relative to the S&P 500, sector allocation was detractive, stock selection was neutral, and the impact of cash and the options overlay was additive to results. For sector allocation, an underweight position in Technology negatively impacted performance. In terms of stock selection, there were positive results in Energy, Consumer Discretionary, Financials and Materials, which was offset by weakness in Communication Services, Utilities, Health Care and Consumer Staples. Within Energy, deepwater oil drilling company Transocean (RIG) was the most additive stock in the portfolio, and oilfield services firm Baker Hughes (BKR) also outperformed. In Technology, software firm Adobe Systems (ADBE) and semiconductor manufacturer Analog Devices (ADI) contributed nicely to results. Another notable outperforming stock was casino company Las Vegas Sands (LVS) in Consumer Discretionary. In general, these stocks had improving underlying fundamentals that benefited their businesses. On the negative side, in Utilities, power generation and utility service provider AES (AES) was the most detractive stock in the portfolio. In Consumer Discretionary, payments provider PayPal (PYPL) and retailer Target (TGT) negatively impacted performance. Within Health Care, drug retailer and managed care company CVS Health (CVS) was an underperforming stock. Another notable underperforming stock was Lumen Technologies (LUMN) in Communication Services. In general, these stocks had weak earnings results and deterioration in their businesses.

ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS AS OF 10/31/23
Communication Services	6.3%
Consumer Discretionary	6.3%
Consumer Staples	9.9%
Energy	8.1%
Equity Real Estate Investment Trusts (REITs)	2.9%
Exchange Traded Funds	1.7%
Financials	8.0%
Health Care	14.1%
Industrials	3.2%
Information Technology	4.8%
Materials	6.4%
Short-Term Investments	23.8%
Utilities	4.5%

TOP TEN EQUITY HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/23
Las Vegas Sands Corp.	4.2%
Transocean Ltd.	3.3%
American Tower Corp.	2.9%
APA Corp.	2.7%
Barrick Gold Corp.	2.5%
Medtronic PLC	2.5%
Elevance Health, Inc.	2.4%
AES Corp.	2.4%
BlackRock, Inc.	2.3%
Abbott Laboratories	2.2%

Dividend Income Fund

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Dividend Income Fund invests in equity securities of companies with a market capitalization of over $1 billion and a history of paying dividends, with the ability to increase dividends over time. Under normal market conditions, at least 80% of the Fund’s net assets will be invested in dividend paying equity securities. The Fund typically owns 30-60 securities which generally have a dividend yield of at least the S&P 500 ® Index’s average yield, a strong balance sheet, a dividend that has been maintained and likely to increase and trades at a high relative dividend yield due to issues viewed by the adviser as temporary, among other characteristics.

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 20231

	% Return Without Sales Charge							% Return After Sales Charge
	1 Year	3 Years	5 Years	10 Years	Since Inception 05/29/2020	Since Inception 08/31/2020	Since Inception 02/28/2022	1 Year	3 Years	5 Years	10 Years	Since Inception 05/29/2020
Class A	-5.23%	6.35%	-	-	6.92%	-	-	-10.70%	4.27%	-	-	5.08%
Class Y	-4.99%	6.61%	6.64%	8.16%	-	-	-	-	-	-	-	-
Class I	-4.90%	-	-	-	-	5.15%	-	-	-	-	-	-
Class R6	-4.82%	-	-	-	-	-	-8.87%	-	-	-	-	-
S&P 500® Index	10.14%	10.36%	11.01%	11.18%	11.57%	7.53%	-1.46%	NA	NA	NA	NA	NA
Russell 1000® Value Index	0.13%	10.21%	6.60%	7.60%	10.02%	8.34%	-5.94%	NA	NA	NA	NA	NA
Lipper Equity Income Funds Index	0.77%	9.96%	7.51%	7.87%	9.75%	7.88%	-3.89%	NA	NA	NA	NA	NA

12

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2023

The Madison Dividend Income Fund (Class Y) returned -4.99% for the one-year period, underperforming its benchmark, the S&P 500® Index, which returned 10.14%. The Fund underperformed its peers as measured by the Morningstar US Large Value category, which returned 0.75%.

Relative to the index, sector allocation and stock selection were detractive to results. For sector allocation, an underweight position in Technology and Communication Services negatively impacted performance. In terms of stock selection, there were positive results in Industrials and Energy, which was more than offset by weakness in Health Care, Technology, Utilities, Consumer Staples, and Consumer Discretionary. Within Financials, exchange operator CME Group (CME) was the most additive stock in the portfolio. In Communication Services, media conglomerate Comcast (CMCSA) contributed nicely to results. Within Energy, oilfield services firm Baker Hughes (BKR) was an outperforming stock. Other notable outperforming stocks were industrial distributor Fastenal (FAST) in Industrials and software and router maker Cisco Systems (CSCO) within Technology. In general, these stocks had improving underlying fundamentals that benefited their businesses. On the negative side, in Financials, regional bank US Bancorp (USB) was the most detractive stock in the portfolio. In Consumer Staples, agricultural processor Archer-Daniels-Midland negatively impacted performance. Within Health Care, pharmaceutical companies Bristol Myers-Squibb (BMY) and Pfizer (PFE) were underperforming stocks. Another notable underperforming stock was Utility firm NextEra Energy (NEE). In general, these stocks had weak earnings results and deterioration in their businesses. The fund continues to hold all stocks mentioned above.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/23
Communication Services	3.6%
Consumer Discretionary	8.8%
Consumer Staples	9.5%
Energy	14.5%
Equity Real Estate Investment Trusts (REITs)	1.3%
Financials	17.8%
Health Care	12.8%
Industrials	15.1%
Information Technology	7.5%
Materials	3.2%
Short-Term Investments	2.4%
Utilities	3.3%
Net Other Assets and Liabilities	0.2%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/23
CME Group, Inc.	4.1%
EOG Resources, Inc.	4.1%
Fastenal Co.	3.8%
Cisco Systems, Inc.	3.8%
Baker Hughes Co.	3.6%
Comcast Corp.	3.6%
Johnson & Johnson	3.4%
Home Depot, Inc.	3.4%
Medtronic PLC	3.3%
NextEra Energy, Inc.	3.3%

Investors Fund

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Investors Fund invests primarily in the common stocks of established, high-quality growth companies selected via bottom-up fundamental analysis. The Fund typically owns 25-40 securities which have demonstrated stable revenue and earnings growth patterns, have high profitability metrics, and have maintained proportionately low levels of debt. A rigorous analytical process is followed when evaluating companies. The business model, the management team and the valuation of each potential investment are considered. Management strives to purchase securities trading at a discount to their intrinsic value as determined by discounted cash flows. Management corroborates this valuation work with additional valuation methodologies. The Fund typically sells a stock when the valuation target the portfolio managers have set for the stock has been exceeded, the fundamental business prospects for the company have materially changed, or the portfolio managers find a more attractive alternative.

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 20231

	% Return Without Sales Charge						% Return After Sales Charge
	1 Year	3 Years	5 Years	10 Years	Since Inception 09/23/2013	Since Inception 08/31/2020	1 Year	3 Years	5 Years	10 Years	Since Inception 09/23/2013
Class A	13.75%	10.11%	10.82%	10.98%	11.06%	-	7.22%	7.96%	9.51%	10.32%	10.41%
Class Y	14.03%	10.38%	11.09%	11.25%	-	-	-	-	-	-	-
Class I	14.17%	-	-	-	-	8.97%	-	-	-	-	-
Class R6	14.23%	10.58%	11.29%	11.46%	11.55%	-	-	-	-	-	-
S&P 500® Index	10.14%	10.36%	11.01%	11.18%	11.42%	7.53%	NA	NA	NA	NA	NA

The Madison Investors Fund (Class Y) returned 14.03% for the one-year period, outperforming its benchmark, the S&P 500® Index, which returned 10.14%. The Fund outperformed its peers as measured by the Morningstar US Large Blend category, which returned 7.56%.

True to our bottom-up approach, the Fund's outperformance was entirely driven by stock selection. Overall, the Fund's concentrated yet diverse collection of above average businesses performed well. As is often the case in financial markets, there was no shortage of market-moving narratives during the year. War, inflation, and banking industry instability are just several concerns that captured the attention of investors. Our aim is not to have to react to such concerns, but to assemble an all-weather portfolio of resilient, growing, well-managed, and conservatively capitalized companies that ultimately provides a satisfactory return for investors with below-average risk. In that regard, we are pleased with the results in 2023.

Portfolio turnover was 22%, within our typical annual range of 20%-30%. During the year we exited four portfolio companies and sold a small spin-off from one of our healthcare holdings that we assessed to be appropriately valued. We initiated new positions in four companies: two in the Health Care sector, one in the Financials sector, and

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Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2023

one in the Information Technology sector. Importantly, each of these companies meets our three investment pillars: good business model, high-quality management, and attractive valuation. We will briefly touch on each.

Elevance, formerly Anthem, is the largest for-profit Blue Cross Blue Shield plan in the country, with 47 million members. In the 14 states where Elevance operates, it has the #1 or #2 market share which provides both national and local scale. We also believe the management team is top-notch. Since joining Elevance from a senior leadership position at peer UnitedHealth Group, CEO Gail Boudreaux has further leveraged the company’s scale advantage by expanding its internal healthcare services capabilities through a newly formed business unit called Carelon. As the industry transitions to a reimbursement system that emphasizes patient outcomes over procedure or testing volume, data analytics will be a crucial tool in managing patient care. Carelon has become the repository for many of these data analytics and healthcare service capabilities, and it should be an attractive growth platform for many years to come. Concerns around a possible slowdown in government-sponsored programs in Medicare Advantage and managed Medicaid gave us an opportunity to invest at a good price.

Charles Schwab has been the runaway winner in attracting investor assets for the past few decades as it has consistently provided fantastic client service at highly competitive prices. Schwab’s many industry awards and accolades attest to the quality of its franchise, and we believe its scale and sticky asset base will allow the company to navigate any changes in industry trends. Founder Charles Schwab is still involved as Co-Chairman with a meaningful 6% ownership stake in the company. Fears of deposit outflows at Schwab’s banking unit provided us with an attractive price to buy into this quality wealth management franchise.

Texas Instruments is a leading supplier of analog and embedded semiconductors which convert and amplify signals, manage and distribute power, and process data. It is a highly profitable business with a terrific growth runway, strong competitive advantages, and large opportunities for reinvestment at very attractive returns. The company combines considerable manufacturing scale with incredible intangible advantages across intellectual property derived from its engineering talent, and a reputation for meeting a huge range of customer needs. Despite a near-term slowdown in the analog industry, management is investing heavily to expand its US production capabilities to further deepen its competitive advantages. We applaud management’s long-term focus on increasing free cash flow per share and are confident that these investments will generate strong returns for long-term shareholders. Concerns around its elevated investment spend during a period of declining revenues allowed us to purchase shares at a discount to our view of intrinsic value.

Agilent is a leading life science tools and diagnostics company with a reputation for highly reliable chromatography and mass spectrometry instruments used for chemical measurement and analysis. Agilent serves a wide range of end markets, the largest of which is pharmaceuticals where its instruments are used not only to discover and develop new drugs but also to assure their quality when being manufactured. Over the long term we believe Agilent’s end markets should grow at above average rates, driven by biopharmaceuticals, electric batteries, semiconductors, and water testing, among others. Although we’ve followed the business for a long time, we decided to initiate a position as investor focus has shifted away from the positive attributes of the business towards the current moderating growth rate which follows a couple years of very strong results. In our view, the souring sentiment presented the opportunity to purchase shares at an attractive price.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/23
Communication Services	10.5%
Consumer Discretionary	13.2%
Consumer Staples	3.2%
Financials	32.6%
Health Care	13.8%
Industrials	13.4%
Information Technology	9.1%
Short-Term Investments	4.0%
Net Other Assets and Liabilities	0.2%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/23
Alphabet, Inc.	8.3%
Arch Capital Group Ltd.	7.2%
PACCAR, Inc.	4.6%
Amazon.com, Inc.	4.4%
Becton Dickinson & Co.	4.4%
Fiserv, Inc.	4.4%
Berkshire Hathaway, Inc.	4.1%
TJX Cos., Inc.	4.0%
Lowe's Cos., Inc.	4.0%
Alcon, Inc.	3.9%

Madison Sustainable Equity Fund

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Sustainable Equity Fund invests primarily in common stocks of high-quality, large cap companies that Madison believes incorporate sustainability into their overall strategy. Under normal conditions, at least 80% of the Fund’s net assets will be invested in stocks that meet Madison’s fundamental and sustainability criteria. The Fund generally invests in 35-50 companies at any given time. The Fund’s portfolio managers define “high-quality” companies as those businesses that exhibit durable growth, operate in large growing markets, and have strong competitive advantages with high barriers to entry. Stocks that meet these criteria are selected by using an integrated research process that combines bottom-up fundamental analysis and sustainable research. The research process analyzes a company’s sustainable practices using quantitative and qualitative analysis and engagement with the company. Madison follows a rigorous multi-step process when evaluating companies for the Fund, where Madison considers (1) the business model and overall strategy, (2) the company’s sustainable business practices starting with corporate governance, (3) the Board of Directors and the management team, and (4) the risk-reward of each potential investment. Madison seeks to purchase securities trading at a discount to their intrinsic value as determined by applying relative multiples to projected earnings, discounted cash flows, and additional valuation methodologies. Often Madison finds companies that meet our business model and sustainability criteria but not our valuation hurdle. Those companies are monitored for inclusion later when the price may be more appropriate. Madison considers a number of sustainability metrics when reviewing a company for the portfolio, which may include, carbon footprint; waste management; water usage; diversity, equity, and inclusion; product safety; data management; board composition; ethical standards; and regulatory issues. Madison may sell stocks for several reasons, including: (i) excessive valuation, (ii) the fundamental business prospects for the company have materially changed, (iii) the company no longer meets our sustainability criteria or inconsistent or negative changes in sustainability practices or (iv) Madison finds a more attractive alternative.

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Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2023

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 20231

	% Return Without Sales Charge
	1 Year	Since Inception 12/31/2021
Class Y	5.00%	-13.80%
Class I	5.10%	-13.61%
S&P 500®Index	10.14%	-9.36%

The Madison Sustainable Equity Fund (Class Y) returned 5.00% for the one-year period, underperforming its benchmark, the S&P 500® Index, which returned 10.14%. The Fund underperformed its peers as measured by the Morningstar Large Blend category, which returned 7.56%.

S&P 500 returns were led by strong returns in the Communication Services and Technology sectors due to a surge in companies that are benefiting from Generative Artificial Intelligence. The market sectors that lagged the S&P 500 market for the year include Real Estate, Utilities, Financials, and Consumer Staples. The rapid rise in interest rates impacted these traditionally defensive sectors.

Stock selection and allocation both negatively impacted performance. Sector allocation was negative in Communication Services, Consumer Staples, Financials, Healthcare, Technology, and Materials. Sector allocation was positive in Consumer Discretionary, Industrials, Real Estate and Utilities. Stock selection was positive in Financials, Healthcare, and Materials. Stock selection was negative in the remaining sectors.

Portfolio Activity

We sold our positions in Automatic Data Processing, Bristol-Myers Squibb, and The Walt Disney Company. We added new positions in Texas Instruments and Oracle to the portfolio. We eliminated Automatic Data Processing from the portfolio due to concerns that the economy is close to a peak job market and interest income on the company’s float has also peaked along with interest rates. Bristol-Myers has been dealing with the loss of exclusivity for Revlimid, one of its key products. Although the company is launching new drugs in melanoma, heart failure, and psoriasis it will need additional products to offset the lower revenue in Revlimid. The Walt Disney Company is facing a difficult and uncertain transition in its core media assets. These media assets are cash generative but face secular decline as consumers are cutting their expensive cable subscriptions and moving to alternative streaming options. We added Texas Instruments (TI) to the portfolio. TI is a leading global supplier of analog and embedded semiconductors. We believe increasing analog content growth in Automotive and Industrial will allow TI to grow at a faster pace than in the previous decade. We also established a new position in Oracle as the company’s growth profile has improved from a low single digit revenue growth company to high single digits. The key drivers of improved growth come from the company’s cloud-based applications and the Oracle Cloud Infrastructure (OCI). Oracle’s software applications are growing in the mid-teens. OCI is a differentiated cloud infrastructure provider that is gaining share due to its strong value proposition in speed, performance, and security.

Strategic positioning and forward-looking comments

We are still getting mixed signals from economic data. Interest rates have moved higher throughout the year with the expectation that rates will stay higher for longer. Although inflation has moderated, core inflation of 4.0% remains well above the Federal Reserve’s 2% target. Unemployment remains low but has moved up by 0.5% in recent months. Consumers spending has been resilient, but consumer savings are declining, and credit card debt is increasing. We continue to anticipate a further slowdown in the economy as a result of elevated interest rates for a longer period of time. Earnings estimates have been stable but with higher interest rates and higher oil prices, current estimates for 2024 may be too optimistic. With the Fed nearing the end of its interest rate hiking cycle, the companies we own will adjust to the current environment and reset their strategy for long-term growth. We continue to evaluate high quality companies that integrate sustainability into their operations and strategies for additions to the portfolio.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/23
Communication Services	6.4%
Consumer Discretionary	7.9%
Consumer Staples	9.8%
Equity Real Estate Investment Trusts (REITs)	1.2%
Financials	13.9%
Health Care	16.4%
Industrials	6.0%
Information Technology	26.4%
Materials	5.3%
Short-Term Investments	2.2%
Stock Funds	1.3%
Utilities	2.9%
Net Other Assets and Liabilities	0.3%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/23
Microsoft Corp.	8.5%
Alphabet, Inc.	6.3%
Eli Lilly & Co.	5.8%
UnitedHealth Group, Inc.	4.6%
Apple, Inc.	4.5%
Visa, Inc.	4.2%
Costco Wholesale Corp.	4.2%
Linde PLC	3.3%
Jacobs Solutions, Inc.	3.1%
NextEra Energy, Inc.	2.9%

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Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2023

Madison Mid Cap Fund

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Mid Cap Fund invests generally in common stocks, securities convertible into common stocks and related equity securities of midsize companies and will, under normal market conditions, maintain at least 80% of its net assets in such midcap securities. The Fund seeks attractive long-term returns through bottom-up security selection based on fundamental analysis in a diversified portfolio of high-quality growth companies with attractive valuations. These will typically be industry leading companies in niches with strong growth prospects. The Fund’s portfolio managers believe in selecting stocks for the Fund that show steady, sustainable growth and reasonable valuation. The Fund generally holds 25-40 individual securities in its portfolio at any given time. Stocks are generally sold when target prices are reached, company fundamentals deteriorate, or more attractive stocks are identified.

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 20231

	% Return Without Sales Charge						% Return After Sales Charge
	1 Year	3 Years	5 Years	10 Years	Since Inception 04/19/2013	Since Inception 08/31/2020	1 Year	3 Years	5 Years	10 Years	Since Inception 04/19/2013
Class A	10.68%	11.00%	10.04%	9.48%	10.22%	-	4.34%	8.81%	8.73%	8.83%	9.60%
Class Y	11.20%	11.53%	10.54%	9.90%	-	-	-	-	-	-	-
Class I	11.26%	-	-	-	-	9.99%	-	-	-	-	-
Class R6	11.43%	11.73%	10.75%	10.17%	-	-	-	-	-	-	-
Russell Midcap® Index	-1.01%	6.04%	7.14%	8.05%	9.16%	5.27%	NA	NA	NA	NA	NA

Madison Mid Cap Fund (Class Y) returned 11.20% for the one-year period, outperforming its benchmark, the Russell Midcap® Index, which returned -1.01%. The Fund outperformed its peers as measured by the Morningstar Mid-Cap Blend category, which returned -0.84%.

True to our bottom-up approach, stock selection accounted for the majority of the outperformance. Our strongest contributors came from the Financials sector, and more specifically four insurance companies, who were also among our top ten best performing stocks. This was the second consecutive year that insurance companies contributed meaningfully to our outperformance. Business conditions in the insurance industry remain strong, and the prices of our insurance stocks remain reasonable, giving us confidence to keep the overweight position.

Our other top ten performing stocks came from multiple sectors, including Information Technology, Industrials, and Consumer Discretionary. While each of these companies participate in different industries, there are some common themes, such as providing business customers with mission-critical solutions purchased on a recurring basis, providing business customers with products and services needed to achieve growth goals, and providing shoppers with good merchandise at low price points. These companies are well positioned for however the economic environment unfolds in 2024.

Performance detractors included our zero weighting in the Energy sector and security selection within the Consumer Staples sector.

Portfolio turnover was 10%, which was below our typical annual range of 20% to 30%. We like what we own, so we found it best to mostly stay put in a rapidly changing environment. During the year, we purchased one new position (Waters Corporation) and exited six positions. Three of the exits were small positions that resulted from spinoffs, and the other three – Black Knight, Clarivate, and Cannae Holdings – were below-average position sizes.

Waters Corporation is a leading manufacturer of high-end scientific instruments used for chemical measurements, with strong positions in liquid chromatography and mass spectrometry. These instruments are used especially in the pharma industry, to help develop drugs and assure their quality when being manufactured. We are attracted to the company’s large established instrument installed base which drives attractive recurring consumables and services growth, as well as the concentrated industry structure where Waters has held a leading position for years. Although we’ve followed the business for a long time, we decided to purchase shares this quarter for two reasons: 1) a new CEO joined recently and has reinvigorated the company, enhancing the growth outlook, and, 2) following two years of strong results, investor focus on moderating growth has soured sentiment on the stock and has presented the opportunity to purchase shares at a discount to our appraisal of intrinsic value.

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/23
Communication Services	5.9%
Consumer Discretionary	13.3%
Consumer Staples	5.2%
Financials	28.7%
Health Care	4.6%
Industrials	16.3%
Information Technology	20.1%
Short-Term Investments	6.2%
Net Other Assets and Liabilities	(0.3)%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/23
Arch Capital Group Ltd.	9.0%
Ross Stores, Inc.	5.6%
Gartner, Inc.	5.6%
Arista Networks, Inc.	5.0%
Carlisle Cos., Inc.	4.8%
Brown & Brown, Inc.	4.5%
Dollar Tree, Inc.	4.4%
Copart, Inc.	4.3%
PACCAR, Inc.	4.1%
CDW Corp.	3.6%

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Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2023

Madison Small Cap Fund

INVESTMENT STRATEGY HIGHLIGHTS

The Madison Small Cap Fund invests primarily in a diversified mix of common stocks of small-cap U.S. companies that are believed to be undervalued by various measures and offer sound prospects for capital appreciation. Under normal market conditions, the Fund will maintain at least 80% of its net assets in small-cap securities.

Madison focuses on core growth strategies through bottom-up fundamental research analysis to identify stocks of businesses that are selling at what it believes are substantial discounts to prices that accurately reflect their future earnings prospects. Madison conducts extensive research on each prospective investment using a five-pillar analysis process to evaluate companies as potential investments for the portfolio. Investments that meet most of the criteria are added to a list of similar companies to be monitored by Madison. Companies meeting all five pillars may be added to the portfolio. The five pillars of the analysis are: (1) strong business traits, (2) defendable market niche, (3) attractive growth potential, (4) capable management, and (5) discount to private market value. In reviewing companies, Madison applies the characteristics identified above on a case-by-case basis as the order of importance varies depending on the type of business or industry and the company being reviewed. As a result of employing the five-pillar analysis, the Fund may hold cash opportunistically, particularly during periods of market uncertainty when investments meeting all five pillars may be difficult to identify.

PERFORMANCE DISCUSSION

Average Annual Total Return through October 31, 20231

	% Return Without Sales Charge							% Return After Sales Charge
	1 Year	3 Years	5 Years	10 Years	Since Inception 08/31/2019	Since Inception 02/26/2021	Since Inception 02/28/2022	1 Year	3 Years	5 Years	10 Years	Since Inception 08/31/2019
Class A	-1.94%	3.94%	-	-	4.96%	-	-	-7.55%	1.92%	-	-	3.49%
Class Y	-1.69%	4.19%	3.90%	4.56%	-	-	-	-	-	-	-	-
Class I	-1.58%	-	-	-	-	-7.14%	-	-	-	-	-	-
Class R6	-1.46%	-	-	-	-	-	-18.38%	-	-	-	-	-
Russell 2000® Index	-8.56%	3.95%	3.31%	5.63%	3.95%	-8.80%	-16.77%	NA	NA	NA	NA	NA
Russell 2500™ Index	-4.63%	5.51%	5.48%	6.89%	5.38%	-5.49%	-14.33%	NA	NA	NA	NA	NA

Madison Small Cap Fund (Class Y) returned -1.69% for the one-year period, outperforming its benchmark, the Russell 2000® Index, which returned -8.56%. The Fund outperformed its peers as measured by the Morningstar US Small Blend category, which returned -4.92%.

The three strongest areas of outperformance were Financials, IT, and Healthcare. In financials, the Fund benefited from its lack of exposure to regional banks. The velocity of rate increases led to scare in the regional banking sector as Silicon Valley, First Republic and other west coast regional banks faced dramatic bank runs. Our IT holdings were also outperformed after a tough year in 2022. Lastly in 2023, investors aggressively sold healthcare stocks driven by lack of profitability and concern about reimbursement. This was further exacerbated by the news flow around GLP-1 inhibitors which have broad, potentially negative impacts to cardiovascular, renal, orthopedic, and obviously diabetic healthcare. Our underweight in this sector was also beneficial. We have made some selective investments in this space but remain very underweight.

Our lack of investment in energy continued to be a drag on performance. We continue to evaluate these companies given the strong energy macro backdrop. They do have attractive free cash flow returns and strong balance sheets. As management in this industry has evolved to become more return focused, there may be opportunities here in the future.

Zooming out for greater perspective, the primary factor that drove performance in FY2023 was quality. Buffeted by higher and higher interest rates, declining inflation, poor investor confidence, and a persistently strong economy, investors reached for strong franchises with fortress balance sheets and well-regarded management teams. We feel our portfolio of companies was positioned correctly for this shift to quality. Despite this, small cap performance remains challenged as investors continue to favor mega-cap companies. We believe that very well-run smaller companies are being overlooked in this current environment. In the long run, we think the relative valuation disparity between large companies and small companies will narrow, which should benefit our investors.

Looking forward, the market is unsure if the Fed’s restrictive monetary policy will pull the economy into a recession or if a soft landing can be achieved. While we don’t make calls on cycles or speculate on macro-economic environments, we have seen opportunities in housing-related companies that have multi-year opportunities. While still early, we have made some initial investments. We have also continued to allocate capital to companies that benefit from reshoring and the infrastructure funding from the Inflation Reduction Act. Finally, our investments in Consumer Staples and other defensive, non-cyclical companies have not yet generated significant alpha, but we believe they can provide some stable returns in an uncertain economic environment.

While we are heartened by our FY2023 performance, we have an uncertain road ahead of us. The economy could swing toward recession in 2024, which would be challenging for equities. A soft landing and accommodative federal reserve policy could stimulate demand for riskier and less proven companies. However, uncertainty breeds opportunity and we will continue to invest in strong durable franchises.

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Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2023

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/23
Communication Services	5.2%
Consumer Discretionary	9.7%
Consumer Staples	9.4%
Energy	1.3%
Financials	7.2%
Health Care	7.5%
Industrials	21.7%
Information Technology	26.4%
Materials	7.5%
Short-Term Investments	5.2%
Net Other Assets and Liabilities	(1.1)%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/23
Encompass Health Corp.	4.4%
PTC, Inc.	4.1%
OneSpaWorld Holdings Ltd.	4.1%
Primo Water Corp.	4.0%
WillScot Mobile Mini Holdings Corp.	4.0%
Axis Capital Holdings Ltd.	3.6%
Entegris, Inc.	3.1%
Summit Materials, Inc.	2.9%
Carlisle Cos., Inc.	2.7%
FormFactor, Inc.	2.6%

Madison International Stock Fund

INVESTMENT STRATEGY HIGHLIGHTS

The Madison International Stock Fund will invest, under normal market conditions, at least 80% of its net assets in the stock of foreign companies. Typically, a majority of the Fund’s assets are invested in relatively large capitalization stocks of companies located or operating in developed countries. The Fund may also invest up to 30% of its assets in securities of companies whose principal business activities are located in emerging market countries. The portfolio managers typically maintain this segment of the Fund’s portfolio in such stocks which they believe have a low market price relative to their perceived value based on fundamental analysis of the issuing company and its prospects. The Fund may also invest in foreign debt and other income bearing securities at times when the portfolio managers believe that income bearing securities have greater capital appreciation potential than equity securities. The Fund usually holds securities of issuers located in at least three countries other than the US and generally holds 50-70 individual securities in its portfolio at any given time.

PERFORMANCE DISCUSSION

Cumulative Performance of $10,000 Investment1

Class A Shares initial amount invested was $9,425 to reflect deduction of maximum sales charge of 5.75%

Average Annual Total Return through October 31, 20231

	% Return Without Sales Charge				% Return After Sales Charge[5]
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	8.34%	-1.38%	-0.36%	0.25%	2.08%	-3.30%	-1.53%	-0.34%
Class Y	8.68%	-1.12%	-0.11%	0.49%	-	-	-	-
MSCI AC World Ex USA Index (net)	12.07%	3.03%	3.46%	2.54%	NA	NA	NA	NA

Madison International Stock Fund (Class Y) returned 8.68% for the one-year period, underperforming its benchmark, the MSCI ACWI Ex USA Index (net), which returned 12.07%. The Fund underperformed its peers as measured by the Morningstar Foreign Large Blend category, which returned 13.18%.

In general, international equity markets continue to be negatively impacted by the mixture of persistently high inflation levels, major central banks raising interest rates with an aim to tame inflation, disruption caused by Russia’s invasion of Ukraine and now the Israel-Hamas all out conflict, China slowdown, high energy prices, and fears of economic recession.

Upon review of the sector and regional category breakdown that make up the overall benchmark’s performance over the period, all regions except for North America (i.e., Canada) had a total positive return lead by Europe and Japan. In terms of sectors, the largest detractors were Financials and Health Care, while the leading sectors were Information Technology and Industrials.

Over the one-year period, the Fund underperformed relative to the benchmark. The largest regional detractors were Europe and Japan driven by stock selection. From a sector view, Financials and Health Care detracted the most while Energy, Industrials and Materials were the largest contributors, both driven by stock selection. The cash position was a negative relative contribution because the benchmark performance was positive.

Portfolio sector and regional weights are determined through bottom-up stock selection, with internal sector and regional guardrails that keep exposure within modest tilts of the benchmark to ensure diversification and to manage risk. Fund composition did change to some extent over the one year period. Among the three geographic buckets the Portfolio is viewed on relative to the benchmark, there was little difference to the change in relative weightings, but from a sector perspective there were several notable changes. Consumer Discretionary went from underweight to overweight due to incremental adds to existing stocks. Health Care went to more underweight after eliminating 2 names more than offsetting the 1 new buy. Two fewer names more than offsetting one reclassification in Financials increased the underweight for the sector. The Consumer Staples went to overweight from close to neutral because of one new stock, and the Information Technology overweight decreased because of one elimination. Lastly, the Communication Services is now slightly overweight from underweight after adding to existing stock positions. Over the period, three stocks were new buys and five were complete eliminations. Four were sold for a better opportunity and one was sold to manage risk.

Looking ahead, our expectation for global growth in the short-term is that it will remain weak while inflation levels may begin to moderate in countries where central banks are maintaining a more restrictive higher for longer monetary policy. Irrespective of the economic backdrop, our team will continue to manage the Fund so that it is comprised of a diversified collection of high-quality, profitable growth stocks with strong balance sheets.

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Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2023

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/23
Communication Services	5.8%
Consumer Discretionary	12.9%
Consumer Staples	10.4%
Energy	5.8%
Financials	16.0%
Health Care	5.9%
Industrials	11.5%
Information Technology	16.8%
Materials	11.1%
Short-Term Investments	2.3%
Stock Funds	1.3%
Net Other Assets and Liabilities	0.2%

TOP TEN HOLDINGS AS A PERCENTAGE OF NET ASSETS AS OF 10/31/23
Larsen & Toubro Ltd.	3.0%
Shell PLC	2.9%
Alibaba Group Holding Ltd.	2.9%
HDFC Bank Ltd.	2.9%
Cameco Corp.	2.9%
Deutsche Telekom AG	2.6%
Airbus SE	2.5%
Grupo Mexico SAB de CV	2.4%
SAP SE	2.2%
AstraZeneca PLC	2.2%

GEOGRAPHICAL ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 10/31/23
Japan	16.3%
Germany	11.7%
United Kingdom	10.2%
France	8.3%
India	7.8%
China	7.2%
Switzerland	6.3%
Canada	6.2%
Mexico	5.4%
Netherlands	4.1%
United States	3.6%
Ireland	2.0%
Australia	1.6%
Israel	1.6%
Hong Kong	1.5%
Taiwan	1.4%
Brazil	1.2%
Italy	1.2%
Norway	1.2%
Denmark	1.0%
Other Net Assets	0.2%

19

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2023

Notes to Management’s Discussion of Fund Performance

NA Not Applicable.

[1]	Fund returns are calculated after fund expenses have been subtracted and assume that dividends and capital gains are reinvested in additional shares of a fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than original cost. Further information relating to the fund’s performance is contained in the prospectus and elsewhere in this report. The fund’s past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For fund performance data current to the most recent month-end, please call 1-800-877-6089 or visit www.madisonfunds.com. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect sales charges, fees, or expenses.
[2]	Maximum sales charge is 5.75% for class A shares for the Conservative, Moderate and Aggressive Allocation Funds and the Diversified Income, Equity Income, Investors, Mid Cap, Small Cap, and International Stock Funds. The maximum sales charge is 4.50% for the Core Bond Fund Class A shares.
[3]	Maximum contingent deferred sales charge (CDSC) is 1% for Class C shares, which is eliminated after one year.
[4]	Assumes maximum applicable sales charge.
[5]	Class Y shares are only available for purchase by Madison Funds and other affiliated asset allocation funds, in managed account programs, and to certain other investors as described in the current prospectus.
[6]	Class R6 and Class I shares are generally only available for purchase by retirement plan investors and certain other institutional investors, as described in the current prospectus.

BENCHMARK DESCRIPTIONS

Allocation Fund Indexes*

The Conservative Allocation Fund Custom Index consists of 65% Bloomberg Barclays US Aggregate Bond Index, 24.5% Russell 3000® Index and 10.5% MSCI ACWI ex-US Index. See market index descriptions below.

The Moderate Allocation Fund Custom Index consists of 42% Russell 3000® Index, 40% Bloomberg Barclays US Aggregate Bond Index and 18% MSCI ACWI ex-US Index. See market index descriptions below.

The Aggressive Allocation Fund Custom Index consists of 56% Russell 3000® Index, 24% MSCI ACWI ex-US Index and 20% Bloomberg Barclays US Aggregate Bond Index. See market index descriptions below.

Hybrid Fund Indexes*

The Custom Blended Index consists of 50% S&P 500® Index and 50% ICE Bank of America Merrill Lynch US Corporate, Government & Mortgage Index. See market index descriptions below.

Market Indexes

The CBOE S&P 500 BuyWrite® Index (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy (i.e., holding a long position in and selling covered call options on that position) on the S&P 500® Index.

The ICE Bank of America Merrill Lynch 1-22 Year US Municipal Securities Index tracks the performance of US dollar denominated investment grade tax-exempt debt publicly issued by US states and territories, their political subdivisions, in the US domestic market, with a remaining term to final maturity less than 22 years.

The ICE Bank of America Merrill Lynch US Corporate, Government & Mortgage Index is a broad-based measure of the total rate of return performance of the US investment grade bond markets. The index is a capitalization-weighted aggregation of outstanding US treasury, agency, and supranational mortgage pass-through, and investment grade corporate bonds meeting specified selection criteria.

The Bloomberg US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage backed-securities, asset-backed securities and corporate securities, with maturities greater than one year.

The Bloomberg US Intermediate Government Credit A+ Bond Index measures the performance of  US dollar denominated US Treasuries, government related and investment grade US corporate securities with quality ratings of A3/A- or better and maturities between one and 10 years.

The Lipper Equity Income Funds Index tracks the performance of funds that, by prospectus language and portfolio practice, seek relatively high current income and growth of income by investing at least 65% of their portfolio weight in dividend-paying equity securities. The index is composed of the 30 largest funds by asset size in the Lipper investment objective category.

THE MSCI ACWI ex-US Index (net) is a market-capitalization-weighted index maintained by Morgan Stanley Capital International (MSCI) and designed to provide a broad measure of stock performance throughout the world, with the exception of  US-based companies. The index includes both developed and emerging markets.

The Russell 1000® Value Index is a large-cap market index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a small-cap market index which measures the performance of the smallest 2,000 companies in the Russell 3000® Index.

The Russell 2500™ Index is a broad index, featuring 2,500 stocks that cover the small- and mid-cap market capitalizations of the US equity universe.

The Russell 3000® Index measures the performance of the 3,000 largest US companies based on total market capitalization, which represents 98% of the investable US equity market.

20

Madison Funds | Management’s Discussion of Fund Performance - continued | October 31, 2023

The Russell Midcap® Index is a mid-cap market index which measures the performance of the mid-cap segment of the US equity universe.

The S&P 500® Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the US.

*The Custom Indexes are calculated using a monthly re-balancing frequency (i.e., rebalanced back to original constituent weight every calendar month-end).

© 2023 Morningstar, Inc. All rights reserved. The information contained herein:

(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

21

Madison Funds | October 31, 2023

Madison Conservative Allocation Fund Portfolio of Investments

	Shares	Value (Note 2,3)
INVESTMENT COMPANIES - 98.2%
Bond Funds - 68.6%
iShares 20+ Year Treasury Bond ETF	10,572	$883,608
iShares 7-10 Year Treasury Bond ETF	46,781	4,191,110
iShares Aaa - A Rated Corporate Bond ETF	35,221	1,554,303
iShares Treasury Floating Rate Bond ETF	74,281	3,769,761
Janus Henderson Mortgage-Backed Securities ETF	84,420	3,565,056
Madison Core Bond Fund, Class R6 (A) (B)	1,536,974	12,818,364
Schwab Intermediate-Term U.S. Treasury ETF	58,351	2,766,421
		29,548,623
Foreign Stock Funds - 4.9%
Franklin FTSE Japan ETF	24,710	639,742
iShares MSCI China ETF	9,758	407,982
iShares MSCI International Quality Factor ETF	13,086	430,006
Vanguard FTSE All-World ex-U.S. ETF	12,804	642,889
		2,120,619
Stock Funds - 24.7%
Distillate U.S. Fundamental Stability & Value ETF	59,531	2,577,394
Energy Select Sector SPDR Fund ETF	11,432	973,892
Invesco Exchange-Traded Fund Trust - Invesco S&P 500 Quality ETF	21,513	1,047,038
iShares Core S&P Small-Cap ETF	3,511	312,093
Madison Dividend Income Fund, Class R6 (A)	18,349	465,139
Madison Investors Fund, Class R6 (A)	151,759	3,880,477
Vanguard Information Technology ETF	3,355	1,368,169
		10,624,202
Total Investment Companies
(Cost $446,390,997 )		42,293,444
SHORT-TERM INVESTMENTS - 2.2%
State Street Institutional U.S. Government
Money Market Fund, Premier Class (C), 5.30%	947,980	947,980
Total Short-Term Investments
(Cost $947,980 )		947,980
TOTAL INVESTMENTS - 100.4%
(Cost $47,338,977** )		43,241,424
NET OTHER ASSETS AND LIABILITIES - (0.4%)		(173,266)
TOTAL NET ASSETS - 100.0%		$43,068,158

**	Aggregate cost for Federal tax purposes was $47,540,148.
(A)	Affiliated Company (see Note 14).
(B)	Greater than 25% of the portfolio. For more information refer to the website madisonfunds.com/individual/core-bondfund.
(C)	7-day yield.
ETF	Exchange Traded Fund.
FTSE	The Financial Times Stock Exchange.
MSCI	Morgan Stanley Capital International.
SPDR	Standard & Poor’s Depositary Receipt.
S&P	Standard & Poor’s.

See accompanying Notes to Financial Statements.

22

Madison Funds | October 31, 2023

Madison Moderate Allocation Fund Portfolio of Investments

	Shares	Value (Note 2,3)
INVESTMENT COMPANIES - 98.0%
Bond Funds - 46.3%
iShares 20+ Year Treasury Bond ETF	9,816	$820,421
iShares 7-10 Year Treasury Bond ETF	67,850	6,078,682
iShares Aaa - A Rated Corporate Bond ETF	47,469	2,094,807
iShares Treasury Floating Rate Bond ETF	147,202	7,470,502
Janus Henderson Mortgage-Backed Securities ETF	108,118	4,565,823
Madison Core Bond Fund, Class R6 (A)	2,055,357	17,141,675
Schwab Intermediate-Term U.S. Treasury ETF	80,179	3,801,286
		41,973,196
Foreign Stock Funds - 10.6%
Franklin FTSE Japan ETF	113,302	2,933,389
iShares MSCI China ETF	40,827	1,706,977
iShares MSCI International Quality Factor ETF	55,385	1,819,951
Vanguard FTSE All-World ex-U.S. ETF	63,334	3,180,000
		9,640,317
Stock Funds - 41.1%
Distillate U.S. Fundamental Stability &
Value ETF	186,772	8,086,294
Energy Select Sector SPDR Fund ETF	39,568	3,370,798
Invesco Exchange-Traded Fund Trust - Invesco S&P 500 Quality ETF (B)	109,594	5,333,940
iShares Core S&P Small-Cap ETF	19,885	1,767,577
Madison Dividend Income Fund, Class R6 (A)	55,535	1,407,817
Madison Investors Fund, Class R6 (A)	464,373	11,874,011
Vanguard Information Technology ETF (B)	13,473	5,494,289
		37,334,726
Total Investment Companies
(Cost $92,627,338 )		88,948,239
SHORT-TERM INVESTMENTS - 8.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class (C), 5.30%	2,216,864	2,216,864
State Street Navigator Securities Lending Government Money Market Portfolio (C) (D), 5.36%	5,522,899	5,522,899
Total Short-Term Investments
(Cost $7,739,763 )		7,739,763
TOTAL INVESTMENTS - 106.6%
(Cost $100,367,101** )		96,688,002
NET OTHER ASSETS AND LIABILITIES - (6.6%)		(5,951,781)
TOTAL NET ASSETS - 100.0%		$90,736,221

**	Aggregate cost for Federal tax purposes was $100,570,002.
(A)	Affiliated Company (see Note 14).
(B)	All or a portion of these securities, with an aggregate fair value of $5,431,155, are on loan as part of a securities lending program. See footnote (D) and Note 11 for details on the securities lending program.
(C)	7-day yield.
(D)	Represents investments of cash collateral received in connection with securities lending.
ETF	Exchange Traded Fund.
FTSE	The Financial Times Stock Exchange. MSCI Morgan Stanley Capital International. SPDR Standard & Poor’s Depositary Receipt. S&P Standard & Poor’s.

Madison Aggressive Allocation Fund Portfolio of Investments

	Shares	Value (Note 2,3)
INVESTMENT COMPANIES - 97.1%
Bond Funds - 28.2%
iShares 20+ Year Treasury Bond ETF	2,728	$228,006
iShares 7-10 Year Treasury Bond ETF	22,107	1,980,566
iShares Aaa - A Rated Corporate Bond ETF	14,672	647,476
iShares Treasury Floating Rate Bond ETF	92,227	4,680,520
Janus Henderson Mortgage-Backed Securities ETF	33,235	1,403,514
Madison Core Bond Fund, Class R6 (A)	520,677	4,342,449
Schwab Intermediate-Term U.S. Treasury ETF	21,952	1,040,744
		14,323,275
Foreign Stock Funds - 14.9%
Franklin FTSE Japan ETF	82,375	2,132,689
iShares MSCI China ETF	34,160	1,428,230
iShares MSCI International Quality Factor ETF	46,273	1,520,531
Vanguard FTSE All-World ex-U.S. ETF	50,164	2,518,734
		7,600,184
Stock Funds - 54.0%
Distillate U.S. Fundamental Stability &
Value ETF	117,873	5,103,312
Energy Select Sector SPDR Fund ETF	28,408	2,420,077
Invesco Exchange-Traded Fund Trust - Invesco S&P 500 Quality ETF (B)	103,748	5,049,415
iShares Core S&P Small-Cap ETF	16,723	1,486,507
Madison Dividend Income Fund, Class
R6 (A)	39,940	1,012,479
Madison Investors Fund, Class R6 (A)	322,758	8,252,922
Vanguard Information Technology ETF	10,067	4,105,323
		27,430,035
Total Investment Companies
(Cost $49,614,155 )		49,353,494
SHORT-TERM INVESTMENTS - 13.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class (C), 5.30%	1,875,968	1,875,968
State Street Navigator Securities Lending Government Money Market Portfolio (C) (D), 5.36%	4,930,101	4,930,101
Total Short-Term Investments
(Cost $6,806,069 )		6,806,069
TOTAL INVESTMENTS - 110.5%
(Cost $56,420,224** )		56,159,563
NET OTHER ASSETS AND LIABILITIES - (10.5%)		(5,314,923)
TOTAL NET ASSETS - 100.0%		$50,844,640

**	Aggregate cost for Federal tax purposes was $56,533,996.
(A)	Affiliated Company (see Note 14).
(B)	All or a portion of these securities, with an aggregate fair value of $4,847,435, are on loan as part of a securities lending program. See footnote (D) and Note 11 for details on the securities lending program.
(C)	7-day yield.
(D)	Represents investments of cash collateral received in connection with securities lending.
ETF	Exchange Traded Fund.
FTSE	The Financial Times Stock Exchange. MSCI Morgan Stanley Capital International. SPDR Standard & Poor’s Depositary Receipt. S&P Standard & Poor’s.

See accompanying Notes to Financial Statements.

23

Madison Funds | October 31, 2023

Madison Diversified Income Fund Portfolio of Investments

	Par Value	Value (Note 2,3)
COMMON STOCKS - 2.9%
Communication Service - 0.2%
Comcast Corp., Class A	6,389	$263,802

Consumer Discretionary - 0.2%
Home Depot, Inc.	442	125,833
McDonald's Corp.	434	113,782
Starbucks Corp.	1,300	119,912
		359,527
Consumer Staples - 0.3%
Archer-Daniels-Midland Co.	2,528	180,929
Coca-Cola Co.	2,213	125,012
PepsiCo, Inc.	768	125,399
		431,340
Energy - 0.4%
Baker Hughes Co.	7,576	260,766
EOG Resources, Inc.	2,361	298,076
		558,842
Financials - 0.4%
Aflac, Inc.	2,201	171,920
CME Group, Inc.	1,420	303,113
Northern Trust Corp.	1,430	94,252
		569,285
Health Care - 0.4%
Bristol-Myers Squibb Co.	3,103	159,898
Johnson & Johnson	1,715	254,403
Medtronic PLC	1,799	126,937
		541,238
Industrials - 0.6%
Automatic Data Processing, Inc.	479	104,527
Caterpillar, Inc.	513	115,964
Emerson Electric Co.	965	85,856
Fastenal Co.	2,756	160,785
Honeywell International, Inc.	1,089	199,570
Paychex, Inc.	766	85,064
Union Pacific Corp.	829	172,109
		923,875
Information Technology - 0.2%
Analog Devices, Inc.	568	89,363
Texas Instruments, Inc.	1,269	180,211
		269,574
Materials - 0.2%
Air Products & Chemicals, Inc.	839	236,967
Total Common Stocks
( Cost $3,028,027 )		4,154,450
INVESTMENT COMPANIES - 96.6%
Bond Funds - 50.7%
iShares Aaa - A Rated Corporate Bond
ETF (D)	203,286	8,971,011
Janus Henderson Mortgage-Backed
Securities ETF (D)	328,420	13,869,177
Madison Aggregate Bond ETF	1,100,000	21,300,950
Madison Short-Term Strategic Income
ETF (E)	1,362,500	26,909,375
		71,050,513
Stock Funds - 45.9%
Global X MLP ETF (D)	31,924	1,413,595
Madison Covered Call ETF (E) (F)	1,830,000	35,705,862
Madison Dividend Value ETF (E)	1,500,000	27,304,650
		64,424,107
Total Investment Companies
(Cost $141,290,503 )		135,474,620

	Par Value
ASSET BACKED SECURITIES - 0.1%
CCG Receivables Trust, Series 2020-1, Class A2 (A), 0.54%, 12/14/27	$14,542	14,471
Chesapeake Funding II LLC, Series 2020- 1A, Class A1 (A), 0.87%, 8/15/32	$13,287	$13,160
Donlen Fleet Lease Funding 2 LLC, Series 2021-2, Class A2 (A), 0.56%, 12/11/34	33,858	33,225
LAD Auto Receivables Trust, Series 2021- 1A, Class A (A), 1.3%, 8/17/26	41,366	40,691
Total Asset Backed Securities
(Cost $103,047 )		101,547
COLLATERALIZED MORTGAGE OBLIGATIONS - 0.0%
Federal National Mortgage Association REMICS, Series 2016-21, Class BA, 3%, 3/25/42	6,911	6,836
PSMC Trust, Series 2019-2, Class A1 (A) (B) (C), 3.5%, 10/25/49	1,029	1,008
Total Collateralized Mortgage Obligations
(Cost $8,152 )		7,844
COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.0%
GSAMP Trust, Series 2006-S5, Class M5 (C), 7.488% 9/25/36	534,000	-
Total Commercial Mortgage-
Backed Securities
(Cost $- )		-
MORTGAGE BACKED SECURITIES - 0.0%
Fannie Mae - 0.0%
7%, 11/1/31 Pool # 607515	3,443	3,482
7%, 5/1/32 Pool # 644591	580	586
		4,068
Freddie Mac - 0.0%
4.5%, 2/1/25 Pool # J11722	2,094	2,089
4.5%, 5/1/25 Pool # J12247	2,022	2,007
8%, 6/1/30 Pool # C01005	466	483
		4,579
Ginnie Mae - 0.0%
6.5%, 2/20/29 Pool # 2714	3,674	3,673
6.5%, 4/20/31 Pool # 3068	2,463	2,507
		6,180
Total Mortgage Backed Securities
(Cost $14,832 )		14,827
SHORT-TERM INVESTMENTS - 2.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class (G), 5.30%	527,678	527,678
State Street Navigator Securities Lending Government Money Market Portfolio (G) (H), 5.36%	2,364,950	2,364,950
Total Short-Term Investments
(Cost $2,892,628 )		2,892,628
TOTAL INVESTMENTS - 101.7%
(Cost $147,337,189** )		142,645,916
NET OTHER ASSETS AND LIABILITIES - (1.7%)		(2,416,825)
TOTAL NET ASSETS - 100.0%		$140,229,091

**	Aggregate cost for Federal tax purposes was $147,385,517.
(A)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional buyers."
(B)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at October 31, 2023.
(C)	Floating rate or variable rate note. Rate shown is as of October 31, 2023.
(D)	All or a portion of these securities, with an aggregate fair value of $2,308,207, are on loan as part of a securities lending program. See footnote (H) and Note 11 for details on the securities lending program.
(E)	Affiliated Company (see Note 14).
(F)	Greater than 25% of the portfolio. For more information refer to the website https://madisonfunds.com/etfs/madison-covered-call/ (G) 7-day yield.
(H)	Represents investments of cash collateral received in connection with securities lending.
BDC	Business Development Company.
CMT	Constant Maturity Treasury.
DAC	Designated Activity Company.
ETF	Exchange Traded Fund.
FREMF	Freddie Mac Multifamily.
IO	Interest Only.
LLC	Limited Liability Company.
LP	Limited Partnership.
PLC	Public Limited Company.
REMIC	Real Estate Mortgage Investment Conduit.
SOFR	Secured Overnight Financing Rate.
STACR	Structured Agency Credit Risk.
USD	United States Dollar.

See accompanying Notes to Financial Statements.

24

Madison Funds | October 31, 2023

Madison Tax-Free Virginia Fund Portfolio of Investments

	Par Value	Value (Note 2,3)
MUNICIPAL BONDS - 98.4%
Airport - 3.7%
Metropolitan Washington Airports
Authority Aviation Revenue, Series A, AMT, 5%, 10/1/43	$500,000	$483,926
Norfolk Airport Authority, 5%, 7/1/32	125,000	129,801
		613,727
Development - 11.2%
Fairfax County Economic Development Authority, Series A, (Prerefunded 10/1/24 @ $100), 5%, 10/1/26	150,000	151,610
Henrico County Economic Development Authority, 5%, 10/1/37	245,000	240,914
Loudoun County Economic Development Authority, Series A, 5%, 12/1/25	125,000	128,025
Loudoun County Economic Development Authority, Series A, 5%, 12/1/30	165,000	175,916
Loudoun County Economic Development Authority, Series A, 4%, 12/1/37	500,000	465,432
Manassas Park Economic Development Authority, 5%, 12/15/28	200,000	210,187
Manassas Park Economic Development Authority, 3%, 12/15/44	345,000	232,753
Roanoke Economic Development Authority, Series A, 5%, 7/1/47	250,000	243,676
		1,848,513
Education - 8.2%
Campbell County Industrial Development Authority, 3%, 6/1/48	415,000	275,772
Culpeper County Economic Development Authority, 4%, 6/1/26	250,000	249,166
Richmond, Series A, (ST AID WITHHLDG), 3%, 7/15/34	435,000	371,338
Virginia College Building Authority, 5%, 2/1/25	150,000	152,274
Virginia College Building Authority, Series A, (ST INTERCEPT), 5%, 9/1/34	125,000	130,733
Virginia Public School Authority, Series A, (ST AID WITHHLDG), 5%, 8/1/30	175,000	188,476
		1,367,759
Facilities - 9.9%
Henry County Industrial Development Authority, 4.125%, 11/1/50	250,000	200,982
Lynchburg, (ST AID WITHHLDG), 5%, 6/1/26	115,000	115,888
New River Valley Regional Jail Authority, 5%, 10/1/25	100,000	101,827
Prince Edward County Industrial Development Authority, 5%, 9/1/32	405,000	414,099
Pulaski County, (ST AID WITHHLDG), 5%, 2/1/24	325,000	325,881
Western Regional Jail Authority, (Prerefunded 12/1/25 @ $100), 3.125%, 12/1/29	245,000	240,814
Western Regional Jail Authority, 3.125%, 12/1/29	255,000	235,226
		1,634,717
General Obligation - 40.0%
Alexandria, Series A, (ST AID WITHHLDG), 5%, 7/15/27	150,000	154,717
Alexandria, Series A, (ST AID WITHHLDG), 5%, 7/15/28	100,000	105,035
Arlington County, Series B, (Prerefunded 8/15/24 @ $100), (ST AID WITHHLDG), 5%, 8/15/27	125,000	126,145
Arlington County, Series A, (Prerefunded 8/15/26 @ $100) (A), 5%, 8/15/30	600,000	620,394
Chesterfield County Economic Development Authority, Series B, 3%, 4/1/38	285,000	218,782
Commonwealth of Virginia, Series A, 3%, 6/1/32	300,000	271,554
Fairfax County, Series A, (ST AID WITHHLDG), 5%, 10/1/26	410,000	425,170
Fairfax County, Series A, (ST AID WITHHLDG), 5%, 10/1/36	270,000	285,797
Greater Richmond Convention Center Authority, 5%, 6/15/26	455,000	460,896
James City County Economic Development Authority, 5%, 6/15/30	500,000	529,288
Loudoun County, Series A, (ST AID WITHHLDG), 5%, 12/1/24	400,000	405,263
Norfolk, (Prerefunded 8/1/28 @ $100), (ST AID WITHHLDG), 5%, 8/1/47	455,000	482,807
Poquoson, (ST AID WITHHLDG), 4%, 2/15/29	425,000	431,146
Spotsylvania County, (ST AID WITHHLDG), 5%, 1/15/24	200,000	200,486
Suffolk, 5%, 2/1/29	100,000	105,724
Vienna, (ST AID WITHHLDG), 4%, 3/1/30	225,000	227,815
Virginia Beach Development Authority, Series A, 3.5%, 5/1/30	250,000	239,995
Virginia Commonwealth Transportation Board, 4%, 5/15/32	350,000	345,538
Virginia Public Building Authority, Series A, 5%, 8/1/31	110,000	117,316
Virginia Public Building Authority, Series B, 5%, 8/1/25	235,000	239,950
Virginia Resources Authority, Series C, (MORAL OBLG), 4%, 11/1/32	250,000	249,066
Virginia Resources Authority, Series B, (MORAL OBLG), 5%, 11/1/23	5,000	5,000
Virginia Resources Authority, Series C, 5%, 11/1/30	250,000	262,730
Virginia Resources Authority, Series C, (MORAL OBLG), 4%, 11/1/34	125,000	123,620
		6,634,234
Medical - 1.6%
Stafford County Economic Development
Authority Revenue, 5%, 6/15/25	260,000	262,877

Multifamily Housing - 1.0%
Virginia Housing Development Authority, Series K, (GNMA/FNMA/FHLMC COLL), 2.125%, 12/1/36	245,000	170,743

Power - 4.8%
Puerto Rico Electric Power Authority, Series V, (BHAC-CR, MBIA-RE, FGIC), 5.25%, 7/1/24	290,000	290,814
Virginia Commonwealth Transportation Board, 5%, 5/15/26	220,000	226,591
Virginia Small Business Financing Authority, 5%, 11/1/25	265,000	270,269
		787,674
Transportation - 9.9%
Hampton Roads Transportation Accountability Commission, Series A, 5%, 7/1/37	170,000	177,817
Hampton Roads Transportation Accountability Commission, Series A, 5%, 7/1/42	470,000	476,057
Northern Virginia Transportation Authority, 5%, 6/1/30	780,000	784,233
Virginia Commonwealth Transportation Board, 5%, 9/15/27	200,000	209,496
		1,647,603
Water - 8.1%
Fairfax Sewer Revenue County, Series A, 4%, 7/15/41	210,000	188,995
Hampton Roads Sanitation District, Series A, (Prerefunded 10/1/27 @ $100), 5%, 10/1/35	410,000	429,724
Hampton Roads Sanitation District, Series A, (Prerefunded 10/1/27 @ $100), 5%, 10/1/36	250,000	262,027
Henrico Water & Sewer Revenue County, (Prerefunded 5/1/26 @ $100), 5%, 5/1/27	150,000	154,526
Upper Occoquan Sewage Authority, 3%, 7/1/46	300,000	209,834
Upper Occoquan Sewage Authority, 3%, 7/1/49	140,000	94,833
		1,339,939
TOTAL INVESTMENTS - 98.4%
(Cost $17,729,706** )		16,307,786
NET OTHER ASSETS AND LIABILITIES - 1.6%		267,299
TOTAL NET ASSETS - 100.0%		$16,575,085

**	Aggregate cost for Federal tax purposes was $17,728,799.
(A)	Restricted. The cost of the security acquired on 6/13/19 is $653,833. The value is $620,394,representing 3.7% of net assets.
AMT	Alternative Minimum Tax.
BHAC-CR	Berkshire Hathaway Assurance Corp.
FGIC	Financial Guaranty Insurance Co.
FHLMC	Federal Home Loan Mortgage Corp or Freddie Mac.
FNMA	Federal National Mortgage Association.
GNMA	Government National Mortgage Association.
MBIA	MBIA Insurance Corp.
MORAL OBLG	Moral Obligation.
ST AID WITHHLDG	State Aid Withholding.
ST INTERCEPT	State Intercept.

See accompanying Notes to Financial Statements.

25

Madison Funds | October 31, 2023

Madison Tax-Free National Fund Portfolio of Investments

	Par Value	Value (Note 2,3)
MUNICIPAL BONDS - 98.2%
Alabama - 5.6%
Mobile County, General Obligation, 5%, 2/1/39	$610,000	$628,358
Pike Road, Authority Revenue, 4%, 9/1/31	170,000	165,102
UAB Medicine Finance Authority Revenue, Series B, 5%, 9/1/27	150,000	155,734
		949,194
Arkansas - 1.0%
Arkansas Development Finance Authority, 5%, 2/1/26	175,000	175,229

California - 0.7%
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue, Series A, 5%, 7/1/40	120,000	123,285

Colorado - 3.8%
Colorado Springs Utilities System Revenue, Series A, 4%, 11/15/40	250,000	225,034
El Paso County Facilities Corp., Series A, 5%, 12/1/27	400,000	417,668
		642,702
Florida - 2.1%
City of South Miami Health Facilities Authority, Inc., 5%, 8/15/24	100,000	100,640
Port St. Lucie Community Redevelopment Agency Revenue, Tax Allocation, 5%, 1/1/26	250,000	256,053
		356,693
Georgia - 2.4%
Americus-Sumter Payroll Development Authority, Series A, 3.25%, 6/1/33	150,000	135,802
Atlanta Water & Wastewater Revenue, (Prerefunded 5/1/25 @ $100), 5%, 11/1/43	275,000	280,100
		415,902
Hawaii - 2.6%
Hawaii, General Obligation, Series EY, 5%, 10/1/25	435,000	443,916

Idaho - 2.9%
Idaho Health Facilities Authority, Series A, 5%, 3/1/34	500,000	500,086

Illinois - 10.7%
Cook County School District No. 111 Burbank, (BAM-TCRS), 5%, 12/1/35	545,000	562,674
Cook County School District No. 111 Burbank, (BAM-TCRS), 4%, 12/1/37	200,000	181,171
Du Page County School District No. 45, 4%, 1/1/26	460,000	459,404
Palatine Village, General Obligation, 2%, 12/1/28	175,000	151,276
Sales Tax Securitization Corp., Series C, 5%, 1/1/27	140,000	143,861
Village of Bourbonnais, (BAM), 5.25%, 12/1/46	325,000	327,678
		1,826,064
Indiana - 6.2%
Lincoln Center Building Corp., 4%, 8/1/28	285,000	285,143
Vanderburgh County Redevelopment District, Tax Allocation, (AGM), 5%, 2/1/26	500,000	509,707
Whitestown Redevelopment Authority, 5%, 7/15/38	260,000	262,992
		1,057,842
Kansas - 1.3%
Shawnee County Unified School District No. 437, General Obligation, 4%, 9/1/24	220,000	220,179

Kentucky - 2.6%
Eastern Kentucky University, Series A, (ST INTERCEPT), 5%, 4/1/33	445,000	448,169

Louisiana - 0.9%
Lafourche Parish School Board, 4%, 3/1/33	150,000	146,900

Michigan - 3.2%
Kalamazoo Public Schools, 5%, 5/1/26	250,000	253,616
Warren Woods Public Schools, (BAM), 4%, 5/1/35	300,000	293,645
		547,261
Mississippi - 2.9%
Medical Center Educational Building Corp., Series A, 5%, 6/1/30	475,000	490,206

Montana - 1.8%
Four Corners County Water & Sewer District, Series A, (AGM), 4%, 7/1/25	300,000	299,597

Nebraska - 1.7%
Elkhorn School District, 4%, 12/15/36	315,000	292,931

New Jersey - 4.0%
New Jersey Turnpike Authority, Series A, (BHAC-CR, AGM), 5.25%, 1/1/28	250,000	265,339
New Jersey Turnpike Authority, Series A, (BHAC-CR, AGM), 5.25%, 1/1/29	250,000	268,741
Union County Improvement Authority, Series A, 4%, 2/1/25	150,000	150,026
		684,106
New Mexico - 1.1%
Otero County, (BAM), 4%, 12/1/28	195,000	192,867

New York - 3.9%
Brookhaven Local Development Corp., 5%, 11/1/24	110,000	109,662
New York State Dormitory Authority, Series 1, (BHAC-CR), 5.5%, 7/1/31	250,000	267,728
Port Authority of New York & New Jersey, Series 85th, (GO of AUTH), 5.375%, 3/1/28	280,000	289,261
		666,651
Oklahoma - 4.0%
Elk City Industrial Authority, 4%, 5/1/30	335,000	324,558
Tulsa County Industrial Authority, 3%, 2/1/31	400,000	358,112
		682,670
Pennsylvania - 5.6%
City of Pittsburgh, 4%, 9/1/35	350,000	341,742
Commonwealth Financing Authority, Series A, 5%, 6/1/35	370,000	372,507
Waverly Township Municipal Authority, (BAM ST AID WITHHLDG), 4%, 2/15/26	250,000	250,311
		964,560
Texas - 6.8%
Austin, General Obligation, 5%, 9/1/26	550,000	559,035
Center, General Obligation, 3%, 8/15/34	410,000	342,155
Harris County Toll Road Authority, 4%, 8/15/38	300,000	269,475
		1,170,665
Utah - 3.2%
Ogden City Sewer & Water Revenue, Series A, 4%, 6/15/31	250,000	249,340
Utah Transit Authority, Series A, (BHAC-CR), 5%, 6/15/35	280,000	304,321
		553,661
Virginia - 6.1%
Fairfax County Economic Development Authority, Series A, 5%, 9/1/38	90,000	91,725
Roanoke Economic Development Authority, Series A, 5%, 7/1/47	250,000	243,676
Southampton County Industrial Development Authority, 5%, 6/1/35	440,000	459,689
Western Regional Jail Authority, 5%, 12/1/34	250,000	255,276
		1,050,366
Washington - 1.2%
Washington, General Obligation, Series E, 5%, 2/1/29	205,000	205,474

West Virginia - 2.7%
West Virginia Economic Development Authority, Series A, 5%, 7/1/37	450,000	459,414

Wisconsin - 7.2%
City of Burlington WI, Series A, (BAM), 4%, 4/1/36	580,000	542,114
Green Bay, Series A, 4%, 4/1/38	355,000	320,586
Wisconsin Health & Educational Facilities Authority, Series A, 4%, 11/15/35	400,000	375,868
		1,238,568
TOTAL INVESTMENTS - 98.2%
(Cost $17,953,223** )		16,805,158
NET OTHER ASSETS AND LIABILITIES - 1.8%		309,172
TOTAL NET ASSETS - 100.0%		$17,114,330

**	Aggregate cost for Federal tax purposes was $17,953,223.
AGM	Assured Guaranty Municipal Corp.
BAM	Build America Mutual Assurance Co.
BHAC-CR	Berkshire Hathaway Assurance Corp.
GO of AUTH	General Obligation of the Authority.
HUD SECT 8	HUD Insured Multifamily Housing.
NATL-RE	National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guaranteed.
ST AID WITHHLDG	State Aid Withholding.
ST INTERCEPT	State Intercept.
TCRS	Transferable Custodial Receipts.

See accompanying Notes to Financial Statements.

26

Madison Funds | October 31, 2023

Madison High Quality Bond Fund Portfolio of Investments

	Par Value	Value (Note 2,3)
CORPORATE NOTES AND BONDS - 35.8%
Communication Services - 2.6%
Comcast Corp., 3.15%, 3/1/26	$750,000	$711,538
Walt Disney Co., 3.8%, 3/22/30	750,000	669,825
		1,381,363
Consumer Discretionary - 1.9%
Cummins, Inc., 1.5%, 9/1/30	750,000	573,895
NIKE, Inc., 2.75%, 3/27/27	500,000	460,720
		1,034,615
Consumer Staples - 5.6%
Coca-Cola Co., 1%, 3/15/28	750,000	630,010
Hershey Co., 1.7%, 6/1/30	750,000	588,154
Kimberly-Clark Corp., 1.05%, 9/15/27	750,000	637,587
PepsiCo, Inc. (A), 4.45%, 5/15/28	500,000	487,628
PepsiCo, Inc., 2.75%, 3/19/30	750,000	640,065
		2,983,444
Financials - 20.1%
Bank of America Corp., (Secured Overnight Financing Rate + 1.010%) (B), 1.197%, 10/24/26	750,000	677,414
Bank of New York Mellon Corp., (Secured Overnight Financing Rate Index + 1.802%) (B), 5.802%, 10/25/28	750,000	740,659
Berkshire Hathaway Finance Corp., 2.875%, 3/15/32	750,000	612,838
BlackRock, Inc., 3.5%, 3/18/24	750,000	743,721
Charles Schwab Corp., 0.9%, 3/11/26	750,000	661,397
JPMorgan Chase & Co., (3 mo. USD Term SOFR + 1.417%) (B), 3.22%, 3/1/25	750,000	741,930
Mastercard, Inc., 3.3%, 3/26/27	750,000	700,643
Morgan Stanley, (Secured Overnight Financing Rate + 2.240%) (B), 6.296%, 10/18/28	750,000	748,946
Public Storage Operating Co., 1.95%, 11/9/28	750,000	628,640
Simon Property Group LP, 2.45%, 9/13/29	750,000	612,698
State Street Corp., (Secured Overnight Financing Rate + 0.940%) (B), 2.354%, 11/1/25	750,000	719,678
Truist Financial Corp., 2.85%, 10/26/24	750,000	724,270
Truist Financial Corp., (Secured Overnight Financing Rate + 1.435%) (B), 4.873%, 1/26/29	500,000	461,733
Truist Financial Corp., 1.95%, 6/5/30	750,000	560,092
U.S. Bancorp, (Secured Overnight Financing Rate + 1.660%) (B), 4.548%, 7/22/28	750,000	696,486
Wells Fargo & Co., (3 mo. USD Term SOFR +
1.087%) (B), 2.406%, 10/30/25	750,000	719,634
		10,750,779
Industrials - 3.5%
Caterpillar Financial Services Corp., 4.8%,
1/6/26	500,000	493,159
Emerson Electric Co., 2%, 12/21/28	750,000	635,926
John Deere Capital Corp., 4.75%, 1/20/28	750,000	729,220
		1,858,305
Information Technology - 1.3%
Texas Instruments, Inc., 1.375%, 3/12/25	750,000	710,033

Utilities - 0.8%
National Rural Utilities Cooperative Finance
Corp., 1%, 6/15/26	500,000	443,981
Total Corporate Notes and Bonds
(Cost $21,213,503 )		19,162,520
FOREIGN CORPORATE BONDS - 1.3%
Health Care - 1.3%
Pfizer Investment Enterprises Pte. Ltd.,
4.75%, 5/19/33	750,000	690,830
Total Foreign Corporate Bonds
(Cost $744,051 )		690,830

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 60.9%

Fannie Mae - 10.1%
0.500%, 11/7/25	1,500,000	1,367,443
2.125%, 4/24/26	2,500,000	2,330,643
0.750%, 10/8/27 (A)	2,000,000	1,702,712
		5,400,798
U.S. Treasury Notes - 50.8%
2.375%, 8/15/24	1,500,000	1,463,906
1.250%, 8/31/24	1,250,000	1,207,178
0.375%, 9/15/24	1,500,000	1,435,137
2.250%, 11/15/24	1,750,000	1,693,945
2.125%, 5/15/25	1,750,000	1,670,498
4.250%, 10/15/25	750,000	738,164
3.875%, 1/15/26	750,000	731,982
3.750%, 4/15/26	1,250,000	1,214,893
1.625%, 5/15/26	1,750,000	1,611,846
1.500%, 8/15/26	1,750,000	1,595,098
1.500%, 1/31/27	1,500,000	1,349,121
0.625%, 3/31/27	1,000,000	867,734
2.375%, 5/15/27	1,500,000	1,378,711
2.250%, 11/15/27	1,750,000	1,583,682
3.625%, 5/31/28	1,500,000	1,426,992
1.875%, 2/28/29	1,500,000	1,290,527
3.875%, 11/30/29	1,750,000	1,655,596
3.875%, 12/31/29	1,750,000	1,654,434
1.375%, 11/15/31	1,750,000	1,346,133
3.375%, 5/15/33	1,500,000	1,329,609
		27,245,186
Total U.S. Government and Agency
Obligations
(Cost $34,942,061 )		32,645,984

	Shares
SHORT-TERM INVESTMENTS - 5.3%
State Street Institutional U.S. Government
Money Market Fund, Premier Class (C), 5.30%	624,189	624,189
State Street Navigator Securities Lending Government Money Market Portfolio (C) (D), 5.36%	2,209,000	2,209,000
Total Short-Term Investments
(Cost $2,833,189 )		2,833,189
TOTAL INVESTMENTS - 103.3%
(Cost $59,732,804** )		55,332,523
NET OTHER ASSETS AND LIABILITIES - (3.3%)		(1,777,119)
TOTAL NET ASSETS - 100.0%		$53,555,404

**	Aggregate cost for Federal tax purposes was $59,856,370.
(A)	All or a portion of these securities, with an aggregate fair value of $2,162,301, are on loan as part of a securities lending program. See footnote (D) and Note 11 for details on the securities lending program.
(B)	Floating rate or variable rate note. Rate shown is as of October 31, 2023.
(C)	7-day yield.
(D)	Represents investments of cash collateral received in connection with securities lending.

LP	Limited Partnership.
SOFR	Secured Overnight Financing Rate.
USD	United States Dollar.

See accompanying Notes to Financial Statements.

27

Madison Funds | October 31, 2023

Madison Core Bond Fund Portfolio of Investments

	Par Value	Value (Note 2,3)
ASSET BACKED SECURITIES - 6.1%
CarMax Auto Owner Trust, Series 2023-3, Class A3, 5.28%, 5/15/28	$500,000	$492,804
CCG Receivables Trust, Series 2020-1, Class A2 (A), 0.54%, 12/14/27	31,162	31,010
Chesapeake Funding II LLC, Series 2020- 1A, Class A1 (A), 0.87%, 8/15/32	26,574	26,319
Chesapeake Funding II LLC, Series 2023- 1A, Class A1 (A), 5.65%, 5/15/35	874,069	867,481
Chesapeake Funding II LLC, Series 2023- 2A, Class A1 (A), 6.16%, 10/15/35	572,065	570,849
CNH Equipment Trust, Series 2023-A, Class A3, 4.81%, 8/15/28	750,000	734,472
Dell Equipment Finance Trust, Series 2023-2, Class A3 (A), 5.65%, 1/22/29	1,000,000	994,647
Donlen Fleet Lease Funding 2 LLC, Series 2021-2, Class A2 (A), 0.56%, 12/11/34	158,004	155,052
Enterprise Fleet Financing LLC, Series 2022-1, Class A2 (A), 3.03%, 1/20/28	581,231	567,018
Enterprise Fleet Financing LLC, Series 2023-1, Class A2 (A), 5.51%, 1/22/29	500,000	495,375
Enterprise Fleet Financing LLC, Series 2022-4, Class A2 (A), 5.76%, 10/22/29	1,033,614	1,027,737
GM Financial Consumer Automobile Receivables Trust, Series 2020-2, Class B, 2.54%, 8/18/25	1,000,000	992,812
Hertz Vehicle Financing LLC, Series 2021- 1A, Class A (A), 1.21%, 12/26/25	750,000	714,739
John Deere Owner Trust, Series 2023-B, Class A3, 5.18%, 3/15/28	750,000	742,638
JPMorgan Chase Bank NA, Series 2020-2, Class B (A), 0.84%, 2/25/28	61,194	60,749
JPMorgan Chase Bank NA, Series 2021-1, Class B (A), 0.875%, 9/25/28	147,416	144,171
JPMorgan Chase Bank NA, Series 2021-2, Class B (A), 0.889%, 12/26/28	143,153	139,283
JPMorgan Chase Bank NA, Series 2021-3, Class C (A), 0.86%, 2/26/29	377,117	361,285
LAD Auto Receivables Trust, Series 2021-1A, Class A (A), 1.3%, 8/17/26	124,099	122,073
LAD Auto Receivables Trust, Series 2022- 1A, Class A (A), 5.21%, 6/15/27	604,261	598,255
LAD Auto Receivables Trust, Series 2023- 2A, Class A2 (A), 5.93%, 6/15/27	345,311	344,004
Nissan Auto Receivables Owner Trust, Series 2022-B, Class A4, 4.45%, 11/15/29	200,000	193,042
Santander Drive Auto Receivables Trust, Series 2022-2, Class B, 3.44%, 9/15/27	300,000	291,586
Santander Revolving Auto Loan Trust, Series 2019-A, Class C (A), 3%, 1/26/32	500,000	476,133

Total Asset Backed Securities
(Cost $11,317,027 )		11,143,534
COLLATERALIZED MORTGAGE OBLIGATIONS - 5.2%
Bunker Hill Loan Depositary Trust, Series 2019-2, Class A1 (A) (B), 2.879%, 7/25/49	126,775	116,491
Bunker Hill Loan Depositary Trust, Series 2020-1, Class A1 (A) (C) (D), 1.724%, 2/25/55	96,292	91,125
CIM Trust, Series 2021-J2, Class A4 (A) (C) (D), 2.5%, 4/25/51	506,455	421,476
Federal Home Loan Mortgage Corp. REMICS, Series 4066, Class DI, IO, 3%, 6/15/27	395,858	13,389
Federal Home Loan Mortgage Corp. STACR REMIC Trust, Series 2021-DNA3, Class M1, (30 day USD SOFR Average + 0.750%) (A) (D), 6.071%, 10/25/33	197,186	196,632
Federal National Mortgage Association Connecticut Avenue Securities, Series 2022-R01, Class 1M1, (30 day USD SOFR Average + 1.000%) (A) (D), 6.321%, 12/25/41	252,764	251,034
Federal National Mortgage Association REMICS, Series 2015-12, Class NI, IO, 3.5%, 3/25/30	458,785	31,685
Federal National Mortgage Association REMICS, Series 2011-31, Class DB, 3.5%, 4/25/31	261,092	245,433
Federal National Mortgage Association REMICS, Series 2011-36, Class QB, 4%, 5/25/31	347,948	331,117
Federal National Mortgage Association REMICS, Series 2001-73, Class GZ, 6%, 12/25/31	65,913	64,688
Federal National Mortgage Association REMICS, Series 2005-79, Class LT, 5.5%, 9/25/35	64,905	63,291
Federal National Mortgage Association REMICS, Series 2020-44, Class TI, IO, 5.5%, 12/25/35	2,010,744	304,887
Federal National Mortgage Association REMICS, Series 2016-21, Class BA, 3%, 3/25/42	17,278	17,089
Flagstar Mortgage Trust, Series 2021- 9INV, Class A1 (A) (C) (D), 2.5%, 9/25/41	533,284	435,600
FREMF Mortgage Trust, Series 2014-K40, Class B (A) (C) (D), 4.052%, 11/25/47	1,000,000	977,641
GCAT Trust, Series 2021-NQM1, Class A1 (A) (C) (D), 0.874%, 1/25/66	634,551	494,170
Government National Mortgage Association REMICS, Series 2015-53, Class IL, IO, 3%, 9/20/44	46,910	348
GS Mortgage-Backed Securities Corp. Trust, Series 2020-PJ6, Class A2 (A) (C) (D), 2.5%, 5/25/51	479,707	351,292
JP Morgan Mortgage Trust, Series 2019- 5, Class A3 (A) (C) (D), 4%, 11/25/49	22,358	19,573
JP Morgan Mortgage Trust, Series 2019- 7, Class A3 (A) (C) (D), 3.492%, 2/25/50	86,342	71,771
JP Morgan Mortgage Trust, Series 2021- 1, Class A3 (A) (C) (D), 2.5%, 6/25/51	653,096	477,874
JP Morgan Mortgage Trust, Series 2021- 3, Class A3 (A) (C) (D), 2.5%, 7/25/51	857,752	627,622
JP Morgan Mortgage Trust, Series 2021- 6, Class A4 (A) (C) (D), 2.5%, 10/25/51	725,362	601,611
JP Morgan Mortgage Trust, Series 2021- 14, Class A4 (A) (C) (D), 2.5%, 5/25/52	804,407	659,791
JP Morgan Wealth Management, Series 2020-ATR1, Class A3 (A) (C) (D), 3%, 2/25/50	137,118	107,433
PSMC Trust, Series 2019-2, Class A1 (A) (C) (D), 3.5%, 10/25/49	5,143	5,042
PSMC Trust, Series 2020-2, Class A2 (A) (C) (D), 3%, 5/25/50	113,175	94,926
PSMC Trust, Series 2021-1, Class A11 (A) (C) (D), 2.5%, 3/25/51	845,699	705,842
RCKT Mortgage Trust, Series 2021-6, Class A5 (A) (C) (D), 2.5%, 12/25/51	627,898	513,785
RCKT Mortgage Trust, Series 2022-1, Class A5 (A) (C) (D), 2.5%, 1/25/52	429,995	351,015
Sequoia Mortgage Trust, Series 2013-7, Class A2 (C) (D), 3%, 6/25/43	269,309	221,691
Towd Point HE Trust, Series 2021-HE1, Class A1 (A) (C) (D), 0.918%, 2/25/63	116,806	109,495
Wells Fargo Mortgage-Backed Securities Trust, Series 2019-2, Class A1 (A) (C) (D), 4%, 4/25/49	11,753	10,547
Wells Fargo Mortgage-Backed Securities Trust, Series 2021-INV2, Class A2 (A) (C) (D), 2.5%, 9/25/51	620,970	453,963

Total Collateralized Mortgage Obligations
(Cost $11,684,606 )		9,439,369
COMMERCIAL MORTGAGE-BACKED SECURITIES - 3.1%
Federal Home Loan Mortgage Corp.
Multifamily Structured Pass-Through Certificates, Series KJ17, Class A2, 2.982%, 11/25/25	205,607	198,560
Federal Home Loan Mortgage Corp.
Multifamily Structured Pass-Through Certificates, Series K059, Class X1, IO (C) (D), 0.3%, 9/25/26	14,849,393	101,454
Federal Home Loan Mortgage Corp.
Multifamily Structured Pass-Through Certificates, Series K066, Class A2, 3.117%, 6/25/27	1,000,000	927,453
Federal Home Loan Mortgage Corp.
Multifamily Structured Pass-Through Certificates, Series K131, Class A2, 1.853%, 7/25/31	505,000	388,676
Federal National Mortgage Association-
Aces, Series 2017-M15, Class ATS2 (C) (D), 3.155%, 11/25/27	766,460	708,379
Federal National Mortgage Association-
Aces, Series 2022-M1, Class A2 (C) (D), 1.669%, 10/25/31	1,250,000	934,573
FREMF Mortgage Trust, Series 2014-K41,
Class B (A) (C) (D), 3.834%, 11/25/47	750,000	729,939
FREMF Mortgage Trust, Series 2015-K44,
Class B (A) (C) (D), 3.719%, 1/25/48	750,000	724,880
FREMF Mortgage Trust, Series 2016-K58,
Class B (A) (C) (D), 3.738%, 9/25/49	320,000	299,084
FREMF Mortgage Trust, Series 2020-
K106, Class B (A) (C) (D), 3.585%, 3/25/53	750,000	637,350
GSAMP Trust, Series 2006-S5, Class M5 (C), 7.488% 9/25/36	722,000	-

Total Commercial Mortgage-
Backed Securities
(Cost $6,062,553 )		5,650,348
CORPORATE NOTES AND BONDS - 28.0%
Communication Services - 1.7%
AT&T, Inc., 4.75%, 5/15/46	500,000	379,829
CCO Holdings LLC/CCO Holdings Capital Corp. (A), 4.75%, 3/1/30	300,000	247,958
Charter Communications Operating LLC/
Charter Communications Operating Capital, 4.908%, 7/23/25	500,000	488,745
Discovery Communications LLC, 5%, 9/20/37	250,000	196,238
Expedia Group, Inc., 3.25%, 2/15/30	500,000	414,711
Hughes Satellite Systems Corp., 5.25%, 8/1/26	200,000	178,840
Meta Platforms, Inc., 3.85%, 8/15/32	250,000	217,773
SBA Communications Corp., 3.875%, 2/15/27	350,000	318,750
VeriSign, Inc., 2.7%, 6/15/31	500,000	386,893

See accompanying Notes to Financial Statements.

28

Madison Funds | October 31, 2023

Madison Core Bond Fund Portfolio of Investments - continued

	Par Value	Value (Note 2,3)
Verizon Communications, Inc., 3.4%, 3/22/41	$500,000	$339,245
		3,168,982
Consumer Discretionary - 2.1%
7-Eleven, Inc. (A), 1.8%, 2/10/31	400,000	297,808
7-Eleven, Inc. (A), 2.5%, 2/10/41	250,000	146,231
Advance Auto Parts, Inc., 1.75%, 10/1/27	250,000	202,910
American Airlines, Inc./AAdvantage
Loyalty IP Ltd. (A), 5.5%, 4/20/26	291,667	283,661
General Motors Financial Co., Inc., 5.85%, 4/6/30	500,000	472,866
Hilton Domestic Operating Co., Inc. (A), 5.375%, 5/1/25	350,000	344,121
Home Depot, Inc., 3.35%, 4/15/50	250,000	159,501
Lowe's Cos., Inc., 3%, 10/15/50	500,000	276,775
Lowe's Cos., Inc., 4.25%, 4/1/52	750,000	523,369
Southwest Airlines Co., 5.125%, 6/15/27	500,000	482,643
Tractor Supply Co., 1.75%, 11/1/30	550,000	408,238
Tractor Supply Co., 5.25%, 5/15/33	150,000	137,610
		3,735,733
Consumer Staples - 0.7%
Keurig Dr Pepper, Inc., 3.8%, 5/1/50	300,000	200,440
Lamb Weston Holdings, Inc. (A), 4.875%, 5/15/28	250,000	230,675
Mars, Inc. (A), 3.875%, 4/1/39	400,000	307,827
Mars, Inc. (A), 2.375%, 7/16/40	350,000	210,758
Performance Food Group, Inc. (A), 5.5%, 10/15/27	325,000	303,892
		1,253,592
Energy - 2.6%
Boardwalk Pipelines LP, 4.45%, 7/15/27	400,000	375,146
Eastern Gas Transmission & Storage, Inc., 3%, 11/15/29	350,000	293,977
Energy Transfer LP, 5.25%, 4/15/29	275,000	261,231
Energy Transfer LP, 6.55%, 12/1/33	300,000	296,234
EnLink Midstream Partners LP, 5.45%, 6/1/47	400,000	300,684
Enterprise Products Operating LLC, 5.35%, 1/31/33	250,000	238,806
Kinder Morgan, Inc., 5.55%, 6/1/45	400,000	330,804
Marathon Petroleum Corp., 4.7%, 5/1/25	275,000	269,276
Marathon Petroleum Corp., 3.8%, 4/1/28	600,000	547,784
MPLX LP, 2.65%, 8/15/30	350,000	277,235
ONEOK, Inc., 5.85%, 1/15/26	150,000	149,860
Phillips 66, 0.9%, 2/15/24	500,000	492,298
Sunoco LP/Sunoco Finance Corp., 6%, 4/15/27	400,000	385,154
Valero Energy Corp., 6.625%, 6/15/37	500,000	492,314
Valero Energy Corp., 4%, 6/1/52	175,000	114,490
		4,825,293
Financials - 11.7%
Air Lease Corp., 2.875%, 1/15/26	500,000	464,042
Air Lease Corp., 1.875%, 8/15/26	250,000	221,197
Alexandria Real Estate Equities, Inc.,
4.75%, 4/15/35	900,000	763,013
American Express Co., (Secured Overnight
Financing Rate + 1.940%) (D), 6.489%,
10/30/31	500,000	501,694
American International Group, Inc.,
4.75%, 4/1/48	150,000	118,204
Athene Global Funding (A), 1.45%,
1/8/26	500,000	447,801
AvalonBay Communities, Inc., 5%,
2/15/33	250,000	232,751
Bank of America Corp., Series N, (Secured
Overnight Financing Rate + 0.910%) (D),
1.658%, 3/11/27	400,000	357,867
Bank of America Corp., (Secured
Overnight Financing Rate + 1.910%) (D),
5.288%, 4/25/34	350,000	316,924
Bank of America Corp., (5 year CMT +
2.000%) (D), 3.846%, 3/8/37	350,000	276,808
Bank of New York Mellon Corp., (Secured
Overnight Financing Rate Index +
2.074%) (D), 5.834%, 10/25/33	500,000	479,951
Belrose Funding Trust (A), 2.33%, 8/15/30	350,000	254,869
Berkshire Hathaway Finance Corp.,
3.85%, 3/15/52	350,000	245,769
BlackRock, Inc., 2.1%, 2/25/32	350,000	264,457
Capital One Financial Corp., (Secured
Overnight Financing Rate + 2.057%) (D),
4.927%, 5/10/28	350,000	324,230
Capital One Financial Corp., (Secured
Overnight Financing Rate + 2.640%) (D),
6.312%, 6/8/29	400,000	383,170
Capital One Financial Corp., (Secured
Overnight Financing Rate + 1.790%) (D),
3.273%, 3/1/30	350,000	287,183
Citibank NA, 5.803%, 9/29/28	250,000	247,049
Citigroup, Inc., (Secured Overnight
Financing Rate + 2.086%) (D), 4.91%,
5/24/33	350,000	310,813
Discover Financial Services, 6.7%,
11/29/32	500,000	464,137
Empower Finance 2020 LP (A), 3.075%,
9/17/51	350,000	198,485
Fifth Third Bancorp, 2.55%, 5/5/27	350,000	302,416
Fifth Third Bancorp, (Secured Overnight
Financing Rate + 2.340%) (D), 6.339%,
7/27/29	400,000	387,815
Fifth Third Bancorp, (Secured Overnight
Financing Rate + 1.660%) (D), 4.337%,
4/25/33	350,000	285,714
Five Corners Funding Trust II (A), 2.85%,
5/15/30	250,000	205,496
GLP Capital LP/GLP Financing II, Inc.,
3.25%, 1/15/32	400,000	302,582
Goldman Sachs BDC, Inc., 2.875%,
1/15/26	400,000	368,256
Goldman Sachs Group, Inc., (Secured
Overnight Financing Rate + 0.913%) (D),
1.948%, 10/21/27	500,000	438,658
Huntington Bancshares, Inc., (Secured
Overnight Financing Rate+ 1.830%) (D),
6.208%, 8/21/29	350,000	336,641
Huntington Bancshares, Inc., (5 year CMT
+ 1.170%) (D), 2.487%, 8/15/36	700,000	472,107
Huntington National Bank, (Secured
Overnight Financing Rate + 1.205%) (D),
4.008%, 5/16/25	500,000	485,588
Intercontinental Exchange, Inc., 3.75%,
9/21/28	250,000	228,028
Intercontinental Exchange, Inc., 4.6%,
3/15/33	350,000	313,220
Jefferies Financial Group, Inc., 2.625%,
10/15/31	450,000	332,560
JPMorgan Chase & Co., (3 mo. USD SOFR
+ 0.695%) (D), 1.04%, 2/4/27	650,000	577,979
KeyBank NA, 5%, 1/26/33	250,000	201,718
KeyCorp, 4.1%, 4/30/28	400,000	343,027
KKR Group Finance Co. VIII LLC (A), 3.5%,
8/25/50	250,000	147,686
Liberty Mutual Group, Inc. (A), 3.95%, 5/15/60	150,000	88,259
LPL Holdings, Inc. (A), 4%, 3/15/29	350,000	300,989
Morgan Stanley, (Secured Overnight
Financing Rate + 1.990%) (D), 2.188%,
4/28/26	175,000	164,616
Morgan Stanley, (Secured Overnight
Financing Rate + 1.830%) (D), 6.407%,
11/1/29	300,000	299,704
Morgan Stanley, (Secured Overnight
Financing Rate + 1.020%) (D), 1.928%,
4/28/32	500,000	363,187
Morgan Stanley, (5 year CMT + 2.430%)
(D), 5.948%, 1/19/38	600,000	545,791
Nasdaq, Inc. (E), 1.65%, 1/15/31	450,000	333,213
Old Republic International Corp., 3.85%,
6/11/51	300,000	186,974
Omega Healthcare Investors, Inc.,
3.375%, 2/1/31	250,000	192,551
PNC Bank NA, 2.7%, 10/22/29	250,000	198,755
PNC Financial Services Group, Inc.,
(Secured Overnight Financing Rate +
2.284%) (D), 6.875%, 10/20/34	300,000	300,282
Realty Income Corp., 4.85%, 3/15/30	400,000	369,924
Regions Financial Corp., 1.8%, 8/12/28	500,000	391,120
State Street Corp., (Secured Overnight
Financing Rate + 1.490%) (D), 3.031%,
11/1/34	250,000	206,506
Synchrony Financial, 7.25%, 2/2/33	275,000	233,641
Teachers Insurance & Annuity Association
of America (A), 3.3%, 5/15/50	300,000	181,140
Truist Bank, 2.25%, 3/11/30	325,000	240,414
Truist Financial Corp., (Secured Overnight
Financing Rate + 0.690%) (D), 1.267%,
3/2/27	250,000	219,139
Truist Financial Corp., (Secured Overnight
Financing Rate + 1.852%) (D), 5.122%,
1/26/34	400,000	343,947
Truist Financial Corp., (Secured Overnight
Financing Rate + 2.361%) (D), 5.867%,
6/8/34	600,000	546,271
U.S. Bancorp, (Secured Overnight
Financing Rate + 1.660%) (D), 4.548%,
7/22/28	500,000	464,324
U.S. Bancorp, (Secured Overnight
Financing Rate + 1.600%) (D), 4.839%,
2/1/34	525,000	450,135
Wells Fargo & Co., (Secured Overnight
Financing Rate + 2.000%) (D), 2.188%,
4/30/26	350,000	329,120
Wells Fargo & Co., (Secured Overnight
Financing Rate + 1.740%) (D), 5.574%,
7/25/29	500,000	481,854
Wells Fargo & Co., (Secured Overnight
Financing Rate + 2.020%) (D), 5.389%,
4/24/34	350,000	317,569
Welltower OP LLC, 2.05%, 1/15/29	500,000	407,492
Weyerhaeuser Co., 3.375%, 3/9/33	300,000	238,616
		21,285,438
Health Care - 2.3%
Amgen, Inc., 5.65%, 3/2/53	400,000	354,198
Block, Inc. (E), 2.75%, 6/1/26	450,000	403,834
Centene Corp., 2.45%, 7/15/28	500,000	420,150
Cigna Group, 4.9%, 12/15/48	500,000	403,530
CVS Health Corp., 5.125%, 7/20/45	500,000	401,214
Gartner, Inc. (A) (E), 4.5%, 7/1/28	400,000	360,030
GE HealthCare Technologies, Inc., 5.6%,
11/15/25	750,000	745,850

See accompanying Notes to Financial Statements.

29

Madison Funds | October 31, 2023

Madison Core Bond Fund Portfolio of Investments - continued

	Par Value	Value (Note 2,3)
GE HealthCare Technologies, Inc.,
6.377%, 11/22/52	$250,000	$243,783
Health Care Service Corp. A Mutual Legal
Reserve Co. (A), 2.2%, 6/1/30	250,000	197,990
J M Smucker Co., 6.2%, 11/15/33	300,000	291,953
UnitedHealth Group, Inc., 3.7%, 8/15/49	250,000	170,293
Zoetis, Inc., 3%, 5/15/50	250,000	149,333
		4,142,158
Industrials - 3.0%
Ashtead Capital, Inc. (A), 2.45%, 8/12/31	600,000	441,934
Ball Corp., 4.875%, 3/15/26	475,000	456,149
Boeing Co., 5.805%, 5/1/50	350,000	303,310
Carrier Global Corp., 3.577%, 4/5/50	200,000	126,269
Martin Marietta Materials, Inc., 3.2%,
7/15/51	500,000	299,285
Nordson Corp., 5.8%, 9/15/33	600,000	572,527
Otis Worldwide Corp., 2.565%, 2/15/30	350,000	285,130
Quanta Services, Inc., 2.9%, 10/1/30	500,000	394,452
TD SYNNEX Corp., 1.75%, 8/9/26	500,000	437,712
TD SYNNEX Corp., 2.65%, 8/9/31	250,000	182,710
Textron, Inc. (E), 2.45%, 3/15/31	250,000	195,342
TransDigm, Inc. (A), 6.25%, 3/15/26	475,000	463,723
United Rentals North America, Inc.,
5.5%, 5/15/27	500,000	483,093
Vontier Corp., 1.8%, 4/1/26	300,000	267,285
WRKCo, Inc., 3.9%, 6/1/28	350,000	318,169
WRKCo, Inc. (E), 3%, 6/15/33	300,000	229,737
		5,456,827
Information Technology - 1.8%
Broadcom, Inc. (A), 3.187%, 11/15/36	12,000	8,333
Dell International LLC/EMC Corp., 8.35%,
7/15/46	87,000	97,623
Dell International LLC/EMC Corp., 3.45%,
12/15/51	625,000	374,711
Fiserv, Inc., 3.5%, 7/1/29	750,000	658,476
HP, Inc., 2.65%, 6/17/31	600,000	458,738
Intuit, Inc., 5.2%, 9/15/33	250,000	238,355
Iron Mountain, Inc. (A), 4.5%, 2/15/31	275,000	224,841
Oracle Corp., 3.95%, 3/25/51	750,000	490,057
Salesforce, Inc., 2.9%, 7/15/51	500,000	296,471
VMware, Inc., 2.2%, 8/15/31	500,000	370,535
		3,218,140
Materials - 0.3%
Celanese U.S. Holdings LLC, 6.165%,
7/15/27	250,000	244,146
LYB International Finance III LLC, 3.625%,
4/1/51	400,000	242,734
		486,880
Utilities - 1.8%
AES Corp., 1.375%, 1/15/26	400,000	355,510
Berkshire Hathaway Energy Co., 1.65%,
5/15/31	350,000	255,825
DTE Electric Co., 5.4%, 4/1/53	250,000	220,941
Duke Energy Corp., 3.75%, 9/1/46	500,000	327,539
Duke Energy Progress LLC, 3.7%,
10/15/46	1,000,000	664,405
Florida Power & Light Co., 2.875%,
12/4/51	700,000	399,874
Interstate Power & Light Co., 3.5%,
9/30/49	250,000	156,437
NextEra Energy Capital Holdings, Inc.,
1.9%, 6/15/28	500,000	417,504
PECO Energy Co., 3.05%, 3/15/51	750,000	438,169
		3,236,204
Total Corporate Notes and Bonds
(Cost $60,888,431 )		50,809,247
FOREIGN CORPORATE BONDS - 3.2%
Consumer Discretionary - 0.1%
Delta Air Lines, Inc./SkyMiles IP Ltd. (A),
4.75%, 10/20/28	250,000	234,967

Energy - 0.1%
Enbridge, Inc., 5.7%, 3/8/33	250,000	234,186

Financials - 2.1%
AerCap Ireland Capital DAC/AerCap Global
Aviation Trust, 1.75%, 1/30/26	500,000	449,581
AerCap Ireland Capital DAC/AerCap Global
Aviation Trust, 4.625%, 10/15/27	250,000	231,794
Avolon Holdings Funding Ltd. (A),
2.125%, 2/21/26	500,000	445,919
Banco Santander SA, 6.921%, 8/8/33	400,000	372,351
Bank of Montreal, 5.203%, 2/1/28	400,000	386,041
Mitsubishi UFJ Financial Group, Inc.,
(1 year CMT + 1.530%) (D), 5.475%,
2/22/31	500,000	476,109
Royal Bank of Canada, 4.9%, 1/12/28	400,000	384,015
Toronto-Dominion Bank, 5.156%,
1/10/28	400,000	386,011
Toronto-Dominion Bank, 4.456%, 6/8/32	300,000	262,176
UBS Group AG, (1 year CMT + 2.050%)
(A) (D), 4.703%, 8/5/27	400,000	381,036
		3,775,033
Health Care - 0.8%
Pfizer Investment Enterprises Pte. Ltd.,
5.3%, 5/19/53	500,000	440,897
Pfizer Investment Enterprises Pte. Ltd.,
5.34%, 5/19/63	250,000	215,627
Royalty Pharma PLC, 2.2%, 9/2/30	200,000	152,939
Royalty Pharma PLC, 3.55%, 9/2/50	500,000	293,658
STERIS Irish FinCo UnLtd Co., 3.75%,
3/15/51	500,000	332,632
		1,435,753
Materials - 0.1%
Nutrien Ltd., 5.8%, 3/27/53	250,000	219,798
Total Foreign Corporate Bonds
(Cost $6,706,893 )		5,899,737

MORTGAGE BACKED SECURITIES - 29.0%
Fannie Mae - 15.4%
3%, 9/1/30 Pool # 890696	251,023	235,594
3%, 12/1/30 Pool # AL8924	124,180	116,720
7%, 11/1/31 Pool # 607515	3,443	3,482
3.5%, 12/1/31 Pool # MA0919	88,941	82,883
6.5%, 3/1/32 Pool # 889072	11,123	11,185
6.5%, 5/1/32 Pool # 636758	675	678
7%, 5/1/32 Pool # 644591	362	367
6.5%, 6/1/32 Pool # 545691	17,979	18,116
3.5%, 8/1/32 Pool # MA3098	116,824	110,469
3.5%, 9/1/32 Pool # MA3126	82,340	77,456
5.5%, 11/1/33 Pool # 555880	24,568	24,181
4%, 2/1/35 Pool # MA2177	228,101	212,685
3.5%, 12/1/35 Pool # MA2473	226,736	207,594
4.5%, 12/1/35 Pool # 745147	3,828	3,549
2.5%, 9/1/36 Pool # FS4049	684,738	606,962
6%, 11/1/36 Pool # 902510	32,793	32,897
6%, 10/1/37 Pool # 947563	31,097	31,196
6.5%, 12/1/37 Pool # 889072	22,319	22,690
4.5%, 5/1/38 Pool # MA5013	1,138,613	1,077,896
6.5%, 8/1/38 Pool # 987711	50,784	52,777
3%, 11/1/39 Pool # MA3831	98,267	84,640
4%, 9/1/40 Pool # AE3039	242,783	217,083
4%, 1/1/41 Pool # AB2080	182,499	163,404
2.5%, 5/1/41 Pool # MA4334	1,268,575	1,004,095
5.5%, 7/1/41 Pool # AL6588	179,946	176,882
4%, 9/1/41 Pool # AJ1406	80,694	72,275
4%, 10/1/41 Pool # AJ4046	254,738	229,332
3.5%, 11/1/41 Pool # AB3867	95,620	84,100
2.5%, 3/1/42 Pool # MA4571	1,751,921	1,409,441
2.5%, 3/1/42 Pool # CB3076	674,924	538,526
4%, 3/1/42 Pool # AL1998	379,272	339,577
3.5%, 6/1/42 Pool # AO4134	411,453	361,895
3.5%, 8/1/42 Pool # AP2133	197,371	172,957
3%, 9/1/42 Pool # AP6568	51,667	43,624
3.5%, 9/1/42 Pool # AB6228	117,043	102,945
4%, 10/1/42 Pool # AP7363	259,471	230,899
3.5%, 1/1/43 Pool # AQ9326	242,762	213,503
3%, 2/1/43 Pool # AL3072	393,983	332,730
3.5%, 3/1/43 Pool # AT0310	193,436	170,121
3.5%, 4/1/43 Pool # AT2887	200,955	175,488
4%, 1/1/45 Pool # AS4257	63,272	56,141
4.5%, 10/1/46 Pool # MA2783	32,690	29,990
3%, 1/1/47 Pool # BE0108	328,097	271,914
2.5%, 12/1/47 Pool # FM3165	1,011,938	792,468
3%, 1/1/48 Pool # FM1303	1,131,864	939,220
3%, 8/1/48 Pool # FS0517	786,462	651,337
3%, 1/1/49 Pool # FS4296	753,485	634,331
4%, 11/1/50 Pool # FM5530	580,662	509,543
2%, 1/1/52 Pool # FS0173	737,656	552,659
2%, 1/1/52 Pool # CB2601	355,973	266,703
2%, 3/1/52 Pool # CB3105	460,296	343,706
2.5%, 3/1/52 Pool # BV4133	567,156	435,891
3%, 3/1/52 Pool # CB3115	907,526	735,557
2.5%, 4/1/52 Pool # FS4138	713,766	551,841
3.5%, 5/1/52 Pool # FS1866	940,393	787,180
4%, 5/1/52 Pool # CB3627	1,194,593	1,034,257
4%, 5/1/52 Pool # CB3678	936,256	810,206
4%, 5/1/52 Pool # FS1704	442,630	386,437
4%, 5/1/52 Pool # FS1818	720,190	623,674
3.5%, 6/1/52 Pool # CB3845	923,954	774,221
3.5%, 7/1/52 Pool # FS2812	585,801	496,280
3.5%, 8/1/52 Pool # CB4361	945,436	792,260
4.5%, 8/1/52 Pool # CB4383	936,675	841,392
4.5%, 8/1/52 Pool # FS2605	490,549	439,121
4.5%, 9/1/52 Pool # FS2821	723,127	649,500
5%, 10/1/52 Pool # MA4785	921,207	850,395
5.5%, 10/1/52 Pool # MA4786	886,124	841,599
5%, 11/1/52 Pool # MA4806	937,739	865,587
5%, 12/1/52 Pool # MA4841	1,412,444	1,303,800
5.5%, 9/1/53 Pool # FS5575	698,117	664,811
		27,984,915
Freddie Mac - 13.6%
4.5%, 2/1/25 Pool # J11722	8,376	8,355
4.5%, 5/1/25 Pool # J12247	18,873	18,736
8%, 6/1/30 Pool # C01005	252	261
6.5%, 1/1/32 Pool # C62333	8,127	8,173
2.5%, 2/1/32 Pool # ZS8641	194,768	178,916
3.5%, 8/1/32 Pool # C91485	104,683	97,627
4%, 5/1/33 Pool # G18693	174,580	166,463
4.5%, 6/1/34 Pool # C01856	136,375	126,787
2.5%, 6/1/35 Pool # RC1421	302,916	267,810
2%, 1/1/36 Pool # SB0546	843,766	721,149
6.5%, 11/1/36 Pool # C02660	2,721	2,790
5.5%, 1/1/37 Pool # G04593	92,710	91,268
5.5%, 11/1/37 Pool # A68787	62,555	61,581
5.5%, 12/1/38 Pool # G05267	147,922	145,467

See accompanying Notes to Financial Statements.

30

Madison Funds | October 31, 2023

Madison Core Bond Fund Portfolio of Investments - continued

	Par Value	Value (Note 2,3)
4.5%, 8/1/39 Pool # G08361	$150,089	$138,922
3.5%, 11/1/40 Pool # G06168	137,858	121,437
2%, 3/1/41 Pool # RB5105	952,048	755,256
2.5%, 6/1/41 Pool # SC0151	772,056	626,721
4%, 10/1/41 Pool # Q04092	272,866	244,678
4.5%, 3/1/42 Pool # G07491	168,804	156,278
3%, 9/1/42 Pool # C04233	238,791	201,977
3%, 2/1/43 Pool # Q15767	171,429	145,695
3%, 4/1/43 Pool # V80025	303,164	255,821
3%, 4/1/43 Pool # V80026	298,104	251,427
3.5%, 8/1/44 Pool # Q27927	198,464	171,847
3%, 7/1/45 Pool # G08653	282,836	235,946
3.5%, 8/1/45 Pool # Q35614	211,681	183,287
3%, 11/1/45 Pool # G08675	233,281	194,507
3%, 1/1/46 Pool # G08686	294,705	245,497
3%, 10/1/46 Pool # G60722	309,019	256,267
3.5%, 11/1/47 Pool # Q52079	249,673	213,708
2.5%, 4/1/48 Pool # QA2240	976,997	765,322
3%, 7/1/49 Pool # QA1033	347,848	281,520
2.5%, 6/1/51 Pool # QC2842	919,536	709,010
2.5%, 1/1/52 Pool # SD7552	3,735,395	2,890,789
3.5%, 4/1/52 Pool # SD0960	1,300,780	1,101,893
3.5%, 5/1/52 Pool # RA7380	700,279	586,773
3.5%, 5/1/52 Pool # QE2363	686,989	573,366
3%, 8/1/52 Pool # SD7556	1,559,940	1,263,274
5%, 11/1/52 Pool # SD8267	935,958	863,943
5.5%, 11/1/52 Pool # SD8268	1,612,616	1,532,213
5.5%, 11/1/52 Pool # SD1859	926,868	882,436
4.5%, 12/1/52 Pool # SD1921	1,196,642	1,075,098
5%, 12/1/52 Pool # RA8278	1,418,805	1,310,036
5%, 2/1/53 Pool # SD2334	339,119	313,087
5.5%, 2/1/53 Pool # SD2172	573,186	545,589
5%, 5/1/53 Pool # SD2875	1,509,030	1,397,385
5.5%, 6/1/53 Pool # SD3174	979,337	930,615
6%, 9/1/53 Pool # SD8363	588,831	573,672
6%, 9/1/53 Pool # SD3739	744,685	727,970
		24,618,645
Ginnie Mae - 0.0%
6.5%, 2/20/29 Pool # 2714	2,624	2,624
6.5%, 4/20/31 Pool # 3068	1,478	1,504
4%, 4/15/39 Pool # 698089	10,648	9,730
		13,858
Total Mortgage Backed Securities
(Cost $59,005,897 )		52,617,418
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 24.0%
U.S. Treasury Bonds - 8.3%
6.625%, 2/15/27	2,000,000	2,103,594
5.375%, 2/15/31	1,250,000	1,289,014
4.500%, 5/15/38	1,250,000	1,180,078
2.250%, 5/15/41	4,000,000	2,637,031
3.750%, 8/15/41	4,250,000	3,534,805
3.000%, 5/15/45	1,000,000	711,172
3.000%, 5/15/47	750,000	524,062
3.375%, 11/15/48	500,000	372,832
1.250%, 5/15/50	2,000,000	888,359
1.875%, 2/15/51	2,000,000	1,058,984
4.125%, 8/15/53	790,000	681,005
		14,980,936
U.S. Treasury Notes - 15.7%
2.250%, 11/15/25	5,250,000	4,965,146
2.375%, 5/15/27	5,000,000	4,595,703
4.000%, 2/29/28	4,500,000	4,353,047
2.875%, 5/15/28	6,000,000	5,521,172
2.625%, 2/15/29	5,500,000	4,928,516
3.875%, 11/30/29	2,250,000	2,128,623
1.375%, 11/15/31	1,500,000	1,153,828
4.125%, 11/15/32	350,000	330,463
3.375%, 5/15/33	600,000	531,844
		28,508,342
Total U.S. Government and
Agency Obligations
(Cost $50,222,427 )		43,489,278

	Shares
SHORT-TERM INVESTMENTS - 1.6%
State Street Institutional U.S.
Government Money Market Fund,
Premier Class (F), 5.30%	1,811,989	1,811,989
State Street Navigator Securities Lending
Government Money Market Portfolio (F) (G), 5.36%	1,103,783	1,103,783
Total Short-Term Investments
(Cost $2,915,772 )		2,915,772
TOTAL INVESTMENTS - 100.2%
(Cost $208,803,606** )		181,964,703
NET OTHER ASSETS AND LIABILITIES - (0.2%)		(379,166)
TOTAL NET ASSETS - 100.0%		$181,585,537

**	Aggregate cost for Federal tax purposes was $208,872,687.
(A)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional buyers."
(B)	Stepped rate security. Rate shown is as of October 31, 2023.
(C)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at October 31,2023.
(D)	Floating rate or variable rate note. Rate shown is as of October 31, 2023.
(E)	All or a portion of these securities, with an aggregate fair value of $1,081,353, are on loan as part of a securities lending program. See footnote (G) and Note 11 for details on the securities lending program.
(F)	7-day yield.
(G)	Represents investments of cash collateral received in connection with securities lending.

BDC	Business Development Company
CMT	Constant Maturity Treasury.
DAC	Designated Activity Company.
FREMF	Freddie Mac Multifamily Securities
IO	Interest Only.
LLC	Limited Liability Company.
LP	Limited Partnership.
PLC	Public Limited Company.
REMIC	Real Estate Mortgage Investment Conduit.
SOFR	Secured Overnight Financing Rate.
STACR	Structured Agency Credit Risk.
USD	United States Dollar.

See accompanying Notes to Financial Statements.

31

Madison Funds | October 31, 2023

Madison Covered Call & Equity Income Fund Portfolio of Investments

	Shares	Value (Note 2,3)
COMMON STOCKS - 75.0%
Communication Services - 6.3%
Alphabet, Inc., Class C * (A)	30,000	$3,759,000
Comcast Corp., Class A	60,000	2,477,400
Meta Platforms, Inc., Class A * (A)	13,000	3,916,510
T-Mobile U.S., Inc. * (A)	36,300	5,222,118
		15,375,028
Consumer Discretionary - 6.4%
Las Vegas Sands Corp. (A)	216,000	10,251,360
Lowe's Cos., Inc. (A)	15,000	2,858,550
Nordstrom, Inc.	168,000	2,348,640
		15,458,550
Consumer Staples - 10.0%
Archer-Daniels-Midland Co. (A)	45,000	3,220,650
Colgate-Palmolive Co. (A)	64,000	4,807,680
Constellation Brands, Inc., Class A (A)	14,500	3,395,175
Keurig Dr Pepper, Inc. (A)	175,000	5,307,750
PepsiCo, Inc. (A)	22,000	3,592,160
Target Corp. (A)	37,000	4,099,230
		24,422,645
Energy - 8.2%
APA Corp. (A)	167,200	6,641,184
EOG Resources, Inc.	43,000	5,428,750
Transocean Ltd. *	1,200,000	7,944,000
		20,013,934
Equity Real Estate Investment
Trusts (REITs) - 2.9%
American Tower Corp., REIT (A)	39,700	7,074,143

Financials - 8.0%
BlackRock, Inc. (A)	9,200	5,632,976
CME Group, Inc. (A)	19,000	4,055,740
JPMorgan Chase & Co. (A)	25,000	3,476,500
Morgan Stanley (A)	45,500	3,222,310
PayPal Holdings, Inc. * (A)	62,000	3,211,600
		19,599,126
Health Care - 14.2%
Abbott Laboratories	58,000	5,483,900
Agilent Technologies, Inc. (A)	36,000	3,721,320
CVS Health Corp. (A)	69,300	4,782,393
Danaher Corp. (A)	26,200	5,030,924
Elevance Health, Inc. (A)	13,100	5,896,179
Medtronic PLC	86,100	6,075,216
Pfizer, Inc. (A)	123,000	3,758,880
		34,748,812
Industrials - 3.2%
3M Co.	7,000	636,650
Fastenal Co. (A)	66,000	3,850,440
United Parcel Service, Inc., Class B (A)	19,000	2,683,750
Veralto Corp. *	8,733	602,577
		7,773,417
Information Technology - 4.8%
Ciena Corp. * (A)	55,000	2,321,000
Microsoft Corp. (A)	12,000	4,057,320
Texas Instruments, Inc. (A)	38,000	5,396,380
		11,774,700
Materials - 6.5%
Air Products & Chemicals, Inc. (A)	16,800	4,744,992
Barrick Gold Corp. (A)	385,000	6,152,300
Newmont Corp. (A)	131,000	4,908,570
		15,805,862
Utilities - 4.5%
AES Corp. (A)	387,000	5,766,300
NextEra Energy, Inc. (A)	90,000	5,247,000
		11,013,300
Total Common Stocks
(Cost $210,595,033 )		183,059,517
EXCHANGE TRADED FUNDS - 1.7%
Stock Funds - 1.7%
VanEck Gold Miners ETF (A)	148,000	4,145,480
Total Exchange Traded Funds
(Cost $4,575,493 )		4,145,480
SHORT-TERM INVESTMENTS - 23.9%
State Street Institutional U.S.
Government Money Market Fund,
Premier Class (B), 5.30%	58,470,447	58,470,447
Total Short-Term Investments
(Cost $58,470,447 )		58,470,447
TOTAL INVESTMENTS - 100.6%
(Cost $273,640,973** )		245,675,444
TOTAL CALL & PUT OPTIONS
WRITTEN - (0.9%)		(2,312,793)
NET OTHER ASSETS AND LIABILITIES - 0.3%		925,779

TOTAL NET ASSETS - 100.0%		$244,288,430

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $270,609,104.
(A)	All or a portion of these securities' positions, with a value of $156,207,864, represent covers (directly or through conversion rights) for outstanding options written.
(B)	7-day yield.
ETF	Exchange Traded Fund.
PLC	Public Limited Company.
REIT	Real Estate Investment Trust.

Written Option Contracts Outstanding at October 31, 2023

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Call Options Written
AES Corp.	$20.00	1/19/24	(819)	$(1,638,000)	$(6,142)	$(27,821)	$21,679
Agilent Technologies, Inc.	110.00	12/15/23	(130)	(1,430,000)	(30,550)	(31,067)	517
Agilent Technologies, Inc.	120.00	1/19/24	(230)	(2,760,000)	(28,175)	(87,769)	59,594
Air Products & Chemicals, Inc.	290.00	12/15/23	(168)	(4,872,000)	(124,320)	(103,988)	(20,332)
Alphabet, Inc., Class C	135.00	12/15/23	(300)	(4,050,000)	(42,600)	(53,694)	11,094
American Tower Corp., REIT	190.00	1/19/24	(280)	(5,320,000)	(119,000)	(106,114)	(12,886)
American Tower Corp., REIT	195.00	1/19/24	(117)	(2,281,500)	(33,345)	(50,189)	16,844
APA Corp.	47.50	11/17/23	(550)	(2,612,500)	(3,850)	(48,932)	45,082
Archer-Daniels-Midland Co.	82.50	11/17/23	(150)	(1,237,500)	—	(23,863)	23,863
Archer-Daniels-Midland Co.	75.00	12/15/23	(300)	(2,250,000)	(25,500)	(62,694)	37,194
Barrick Gold Corp.	19.00	1/19/24	(1,925)	(3,657,500)	(45,238)	(63,466)	18,228
BlackRock, Inc.	630.00	12/15/23	(80)	(5,040,000)	(89,200)	(83,918)	(5,282)
BlackRock, Inc.	700.00	1/19/24	(12)	(840,000)	(4,140)	(26,387)	22,247
Ciena Corp.	45.00	12/15/23	(550)	(2,475,000)	(79,750)	(79,189)	(561)
CME Group, Inc.	210.00	12/15/23	(190)	(3,990,000)	(158,650)	(61,447)	(97,203)
Colgate-Palmolive Co.	75.00	12/15/23	(640)	(4,800,000)	(139,200)	(95,347)	(43,853)
Constellation Brands, Inc., Class A	270.00	1/19/24	(145)	(3,915,000)	(14,500)	(126,004)	111,504
CVS Health Corp.	72.50	11/17/23	(693)	(5,024,250)	(55,440)	(93,727)	38,287
Danaher Corp.	195.00	12/15/23	(262)	(5,109,000)	(174,230)	(85,404)	(88,826)
Elevance Health, Inc.	470.00	12/15/23	(53)	(2,491,000)	(35,775)	(49,316)	13,541
Elevance Health, Inc.	470.00	1/19/24	(78)	(3,666,000)	(95,550)	(108,208)	12,658
Fastenal Co.	60.00	11/17/23	(660)	(3,960,000)	(26,400)	(104,919)	78,519

See accompanying Notes to Financial Statements.

32

Madison Funds | October 31, 2023

Madison Covered Call & Equity Income Fund Portfolio of Investments – continued

Written Option Contracts Outstanding at October 31, 2023 (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Call Options Written (continued)
JPMorgan Chase & Co.	$150.00	12/15/23	(250)	$(3,750,000)	$(19,625)	$(97,242)	$77,617
Keurig Dr Pepper, Inc.	35.00	11/17/23	(191)	(668,500)	—	(13,173)	13,173
Keurig Dr Pepper, Inc.	32.00	1/19/24	(256)	(819,200)	(14,080)	(15,099)	1,019
Keurig Dr Pepper, Inc.	35.00	1/19/24	(162)	(567,000)	(1,620)	(9,553)	7,933
Las Vegas Sands Corp.	50.00	11/17/23	(2,092)	(10,460,000)	(83,680)	(209,132)	125,452
Lowe's Cos., Inc.	200.00	12/15/23	(150)	(3,000,000)	(65,625)	(65,847)	222
Meta Platforms, Inc., Cass A	320.00	1/19/24	(130)	(4,160,000)	(169,000)	(149,563)	(19,437)
Microsoft Corp.	325.00	11/17/23	(120)	(3,900,000)	(198,900)	(97,076)	(101,824)
Morgan Stanley	92.50	1/19/24	(300)	(2,775,000)	(2,400)	(61,079)	58,679
Newmont Corp.	42.50	11/17/23	(655)	(2,783,750)	(5,240)	(60,646)	55,406
Newmont Corp.	45.00	1/19/24	(655)	(2,947,500)	(23,907)	(65,028)	41,121
NextEra Energy, Inc.	72.50	12/15/23	(900)	(6,525,000)	—	(120,605)	120,605
PayPal Holdings, Inc.	60.00	12/15/23	(620)	(3,720,000)	(57,350)	(103,261)	45,911
PepsiCo, Inc.	180.00	1/19/24	(220)	(3,960,000)	(13,420)	(107,231)	93,811
Pfizer, Inc.	37.50	11/17/23	(312)	(1,170,000)	—	(23,390)	23,390
Pfizer, Inc.	38.00	1/19/24	(918)	(3,488,400)	(7,803)	(58,724)	50,921
T-Mobile U.S., Inc.	145.00	11/17/23	(180)	(2,610,000)	(37,080)	(53,814)	16,734
T-Mobile U.S., Inc.	145.00	12/15/23	(183)	(2,653,500)	(67,253)	(52,224)	(15,029)
Target Corp.	120.00	1/19/24	(370)	(4,440,000)	(142,450)	(106,955)	(35,495)
Texas Instruments, Inc.	170.00	12/15/23	(310)	(5,270,000)	(2,170)	(122,898)	120,728
United Parcel Service, Inc., Class B	160.00	1/19/24	(190)	(3,040,000)	(13,395)	(63,456)	50,061
VanEck Gold Miners ETF	33.00	1/19/24	(1,480)	(4,884,000)	(56,240)	(109,474)	53,234
Total Call Options Written					$(2,312,793)	$(3,338,933)	$1,026,140

Total Options Written, at Value					$(2,312,793)	$(3,338,933)	$1,026,140

See accompanying Notes to Financial Statements.

33

Madison Funds | October 31, 2023

Madison Dividend Income Fund Portfolio of Investments

	Shares	Value (Note 2,3)
COMMON STOCKS - 97.4%
Communication Service - 3.6%
Comcast Corp., Class A	170,000	$7,019,300

Consumer Discretionary - 8.8%
Home Depot, Inc.	23,550	6,704,449
Lowe's Cos., Inc.	23,600	4,497,452
McDonald's Corp.	11,600	3,041,172
Starbucks Corp.	34,800	3,209,952
		17,453,025
Consumer Staples - 9.5%
Archer-Daniels-Midland Co.	68,000	4,866,760
Coca-Cola Co.	58,500	3,304,665
Colgate-Palmolive Co.	49,000	3,680,880
PepsiCo, Inc.	20,300	3,314,584
Procter & Gamble Co.	24,000	3,600,720
		18,767,609
Energy - 14.5%
Baker Hughes Co.	204,000	7,021,680
Chevron Corp.	44,100	6,426,693
ConocoPhillips	18,000	2,138,400
EOG Resources, Inc.	63,500	8,016,875
Kinder Morgan, Inc.	307,000	4,973,400
		28,577,048
Equity Real Estate Investment
Trusts (REITs) - 1.3%
American Tower Corp., REIT	14,500	2,583,755

Financials - 17.8%
Aflac, Inc.	58,700	4,585,057
BlackRock, Inc.	9,175	5,617,669
CME Group, Inc.	38,000	8,111,480
JPMorgan Chase & Co.	32,700	4,547,262
Morgan Stanley	91,000	6,444,620
Northern Trust Corp.	38,500	2,537,535
U.S. Bancorp	106,200	3,385,656
		35,229,279
Health Care - 12.8%
Abbott Laboratories	36,700	3,469,985
Bristol-Myers Squibb Co.	83,500	4,302,755
Johnson & Johnson	45,500	6,749,470
Medtronic PLC	93,000	6,562,080
Pfizer, Inc.	138,000	4,217,280
		25,301,570
Industrials - 15.1%
Automatic Data Processing, Inc.	13,000	2,836,860
Caterpillar, Inc.	16,800	3,797,640
Fastenal Co.	129,500	7,555,030
Honeywell International, Inc.	29,000	5,314,540
Paychex, Inc.	32,000	3,553,600
Union Pacific Corp.	22,500	4,671,225
United Parcel Service, Inc., Class B	14,500	2,048,125
		29,777,020
Information Technology - 7.5%
Analog Devices, Inc.	15,500	2,438,615
Cisco Systems, Inc.	143,500	7,480,655
Texas Instruments, Inc.	34,000	4,828,340
		14,747,610
Materials - 3.2%
Air Products & Chemicals, Inc.	22,500	6,354,900
Utilities - 3.3%
NextEra Energy, Inc.	112,500	6,558,750
Total Common Stocks
(Cost $169,399,158 )		192,369,866
SHORT-TERM INVESTMENTS - 2.4%
State Street Institutional U.S.
Government Money Market Fund,
Premier Class (A), 5.30%	4,834,761	4,834,761
Total Short-Term Investments
(Cost $4,834,761 )		4,834,761
TOTAL INVESTMENTS - 99.8%
(Cost $174,233,919** )		197,204,627
NET OTHER ASSETS AND LIABILITIES - 0.2%		315,874
TOTAL NET ASSETS - 100.0%		$197,520,501

**	Aggregate cost for Federal tax purposes was $175,527,612.
(A)	7-day yield.
PLC	Public Limited Company.
REIT	Real Estate Investment Trust.

See accompanying Notes to Financial Statements.

34

Madison Funds | October 31, 2023

Madison Investors Fund Portfolio of Investments

	Shares	Value (Note 2,3)
COMMON STOCKS - 95.8%
Communication Services - 10.5%
Alphabet, Inc., Class C *	221,619	$27,768,861
Liberty Broadband Corp., Class C *	88,869	7,403,676
		35,172,537
Consumer Discretionary - 13.2%
Amazon.com, Inc. *	109,815	14,615,278
Lowe's Cos., Inc.	69,252	13,197,354
NIKE, Inc., Class B	25,777	2,649,102
TJX Cos., Inc.	152,283	13,411,564
		43,873,298
Consumer Staples - 3.2%
Dollar Tree, Inc. *	97,659	10,848,938

Financials - 32.6%
Capital Markets - 4.6%
Brookfield Asset Management Ltd.,
Class A (A)	58,087	1,665,354
Brookfield Corp., Class A	232,345	6,772,857
Charles Schwab Corp.	133,310	6,937,453
		15,375,664
Commercial Banks - 2.6%
U.S. Bancorp	268,931	8,573,520
Financial Services - 12.0%
Berkshire Hathaway, Inc., Class B *	40,289	13,751,844
Fiserv, Inc. *	127,714	14,527,468
Visa, Inc., Class A	49,841	11,717,619
		39,996,931
Insurance - 13.4%
Arch Capital Group Ltd. *	275,291	23,862,224
Marsh & McLennan Cos., Inc.	53,109	10,072,122
Progressive Corp.	67,157	10,616,850
		44,551,196
		108,497,311
Health Care - 13.8%
Agilent Technologies, Inc.	59,840	6,185,661
Alcon, Inc.	180,375	12,864,345
Becton Dickinson & Co.	57,581	14,555,325
Danaher Corp.	29,845	5,730,837
Elevance Health, Inc.	14,766	6,646,029
		45,982,197
Industrials - 13.4%
Copart, Inc. *	270,380	11,766,937
Ferguson PLC	40,961	6,152,342
PACCAR, Inc.	184,754	15,247,748
Parker-Hannifin Corp.	31,560	11,642,800
		44,809,827
Information Technology - 9.1%
Accenture PLC, Class A	41,852	12,433,811
Analog Devices, Inc.	77,405	12,178,128
Texas Instruments, Inc.	39,600	5,623,596
		30,235,535
Total Common Stocks
(Cost $203,959,531 )		319,419,643
SHORT-TERM INVESTMENTS - 4.0%
State Street Institutional U.S.
Government Money Market Fund,
Premier Class (B), 5.30%	13,263,140	13,263,140
Total Short-Term Investments
(Cost $13,263,140 )		13,263,140
TOTAL INVESTMENTS - 99.8%
(Cost $217,222,671** )		332,682,783
NET OTHER ASSETS AND LIABILITIES - 0.2%		568,595

TOTAL NET ASSETS - 100.0%		$333,251,378

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $218,086,267.
(A)	All or a portion of these securities, with an aggregate fair value of $6,635,120, are on loan as part of a securities lending program. See Note 11 for details on the securities lending program.
(B)	7-day yield.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

35

Madison Funds | October 31, 2023

Madison Sustainable Equity Fund Portfolio of Investments

	Shares	Value (Note 2,3)
COMMON STOCKS - 96.2%
Communication Service - 6.4%
Alphabet, Inc., Class C *	4,083	$511,600

Consumer Discretionary - 7.9%
Home Depot, Inc.	633	180,209
McDonald's Corp.	264	69,213
NIKE, Inc., Class B	1,642	168,748
TJX Cos., Inc.	2,486	218,942
		637,112
Consumer Staples - 9.8%
Costco Wholesale Corp.	611	337,541
Nestle SA, ADR	1,043	112,394
PepsiCo, Inc.	412	67,271
Procter & Gamble Co.	605	90,768
Target Corp.	1,636	181,252
		789,226
Equity Real Estate Investment Trusts
(REITs) - 1.2%
American Tower Corp., REIT	541	96,401

Financials - 13.9%
BlackRock, Inc.	222	135,926
JPMorgan Chase & Co.	1,563	217,351
Progressive Corp.	1,397	220,852
U.S. Bancorp	6,567	209,356
Visa, Inc., Class A	1,446	339,954
		1,123,439
Health Care - 16.4%
Becton Dickinson & Co.	760	192,113
Danaher Corp.	1,159	222,551
Eli Lilly & Co.	847	469,179
UnitedHealth Group, Inc.	691	370,072
Vertex Pharmaceuticals, Inc. *	177	64,093
		1,318,008
Industrials - 6.0%
Jacobs Solutions, Inc.	1,893	252,337
Union Pacific Corp.	541	112,317
United Parcel Service, Inc., Class B	823	116,249
		480,903
Information Technology - 26.4%
Communications Equipment - 1.2%
Cisco Systems, Inc.	1,835	95,659

Computers & Peripherals - 4.5%
Apple, Inc.	2,138	365,106

Electronic Equipment, Instruments &
Components - 2.1%
TE Connectivity Ltd.	1,423	167,700

IT Services - 2.1%
Accenture PLC, Class A	586	174,095

Semiconductors & Semiconductor
Equipment - 5.3%
Analog Devices, Inc.	1,017	160,005
QUALCOMM, Inc.	1,440	156,945
Texas Instruments, Inc.	765	108,638
		425,588
Software - 11.2%
Microsoft Corp.	2,018	682,306
Oracle Corp.	2,106	217,760
		900,066
		2,128,214
Materials - 5.3%
Ecolab, Inc.	979	164,218
Linde PLC	689	263,308
		427,526
Utilities - 2.9%
NextEra Energy, Inc.	4,072	237,398

Total Common Stocks
(Cost $7,657,427 )		7,749,827

EXCHANGE TRADED FUNDS - 1.3%
Stock Funds - 1.3%
SPDR S&P 500 ETF Trust	261	109,150

Total Exchange Traded Funds
(Cost $117,412 )		109,150
SHORT-TERM INVESTMENTS - 2.2%
State Street Institutional U.S. Government
Money Market Fund, Premier Class (A), 5.30%	175,393	175,393

Total Short-Term Investments
(Cost $175,393 )		175,393

TOTAL INVESTMENTS - 99.7%
(Cost $7,950,232** )		8,034,370
NET OTHER ASSETS AND LIABILITIES - 0.3%		24,302
TOTAL NET ASSETS - 100.0%		$8,058,672

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $8,029,047.
(A)	7-day yield.
ADR	American Depositary Receipt.
ETF	Exchange Traded Fund.
PLC	Public Limited Company.
REIT	Real Estate Investment Trust.

See accompanying Notes to Financial Statements.

36

Madison Funds | October 31, 2023

Madison Mid Cap Fund Portfolio of Investments

	Shares	Value (Note 2,3)
COMMON STOCKS - 94.1%
Communication Services - 5.9%
Liberty Broadband Corp., Class C *	340,373	$28,356,475
Liberty Media Corp.-Liberty Formula One, Class A *	147,071	8,463,936
Take-Two Interactive Software, Inc. *	83,790	11,206,912
		48,027,323
Consumer Discretionary - 13.3%
CarMax, Inc. *	430,077	26,273,404
Floor & Decor Holdings, Inc., Class A * (A)	269,339	22,193,534
Ross Stores, Inc.	397,856	46,139,360
Thor Industries, Inc.	162,074	14,251,167
		108,857,465
Consumer Staples - 5.2%
Brown-Forman Corp., Class B	110,166	6,186,923
Dollar Tree, Inc. *	324,832	36,085,587
		42,272,510
Financials - 28.7%
Capital Markets - 4.7%
Brookfield Asset Management Ltd.,
Class A (A)	108,082	3,098,711
Brookfield Corp., Class A (A)	432,321	12,602,157
Moelis & Co., Class A	553,473	23,046,616
		38,747,484
Commercial Banks - 1.7%
Glacier Bancorp, Inc.	447,275	13,503,232

Insurance - 22.3%
Arch Capital Group Ltd. *	848,531	73,550,667
Brown & Brown, Inc.	531,746	36,913,807
Markel Group, Inc. *	15,452	22,722,475
Progressive Corp.	183,395	28,992,916
W R Berkley Corp.	302,374	20,386,055
		182,565,920
		234,816,636
Health Care - 4.6%
Laboratory Corp. of America Holdings	116,124	23,193,446
Waters Corp. *	62,264	14,851,832
		38,045,278
Industrials - 16.3%
Armstrong World Industries, Inc.	143,678	10,903,723
Carlisle Cos., Inc.	153,465	38,993,922
Copart, Inc. *	812,346	35,353,298
Expeditors International of Washington, Inc.	133,775	14,614,919
PACCAR, Inc.	410,159	33,850,422
		133,716,284
Information Technology - 20.1%
Amphenol Corp., Class A	304,122	24,497,027
Arista Networks, Inc. *	203,654	40,806,152
CDW Corp.	146,260	29,310,504
Gartner, Inc. *	137,536	45,667,453
Microchip Technology, Inc.	119,137	8,493,277
MKS Instruments, Inc.	238,410	15,654,001
		164,428,414
Total Common Stocks
(Cost $460,540,818 )		770,163,910
SHORT-TERM INVESTMENTS - 6.2%
State Street Institutional U.S.
Government Money Market Fund,
Premier Class (B), 5.30%	46,516,536	46,516,536
State Street Navigator Securities Lending
Government Money Market Portfolio (B) (C), 5.36%	3,776,108	3,776,108
Total Short-Term Investments
(Cost $50,292,644 )		50,292,644
TOTAL INVESTMENTS - 100.3%
(Cost $510,833,462** )		820,456,554
NET OTHER ASSETS AND LIABILITIES - (0.3%)		(2,277,815)
TOTAL NET ASSETS - 100.0%		$818,178,739

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $510,274,755.
(A)	All or a portion of these securities, with an aggregate fair value of $34,397,280, are on loan as part of a securities lending program. See footnote (C) and Note 11 for details on the securities lending program.
(B)	7-day yield.
(C)	Represents investments of cash collateral received in connection with securities lending.

See accompanying Notes to Financial Statements.

37

Madison Funds | October 31, 2023

Madison Small Cap Fund Portfolio of Investments

	Shares	Value (Note 2,3)
COMMON STOCKS - 95.9%
Communication Services - 5.2%
Cogent Communications Holdings, Inc.	52,362	$3,402,482
Gogo, Inc. *	271,870	2,854,635
Magnite, Inc. *	311,834	2,070,578
		8,327,695
Consumer Discretionary - 9.7%
Fox Factory Holding Corp. *	18,247	1,486,583
Ollie's Bargain Outlet Holdings, Inc. *	40,398	3,120,342
OneSpaWorld Holdings Ltd. *	618,725	6,484,238
Revolve Group, Inc. * (A)	122,623	1,686,066
Shake Shack, Inc., Class A *	47,923	2,685,605
		15,462,834
Consumer Staples - 9.4%
Edgewell Personal Care Co.	100,196	3,496,840
Hain Celestial Group, Inc. *	167,106	1,846,521
Primo Water Corp.	489,186	6,388,769
Simply Good Foods Co. *	85,405	3,184,753
		14,916,883
Energy - 1.3%
Chord Energy Corp.	12,125	2,004,505

Financials - 7.2%
Axis Capital Holdings Ltd.	98,906	5,647,533
BRP Group, Inc., Class A *	147,286	3,082,696
Western Alliance Bancorp	65,153	2,677,788
		11,408,017
Health Care - 7.5%
Encompass Health Corp.	111,458	6,972,812
Globus Medical, Inc., Class A *	66,365	3,033,544
HealthEquity, Inc. *	27,932	2,002,166
		12,008,522
Industrials - 21.7%
Carlisle Cos., Inc.	16,816	4,272,777
Core & Main, Inc., Class A *	105,123	3,162,100
Crane Co.	34,627	3,370,246
Hayward Holdings, Inc. *	188,378	1,977,969
Helios Technologies, Inc.	58,289	3,014,707
Hillman Solutions Corp. *	393,062	2,578,487
Legalzoom.com, Inc. *	116,325	1,159,760
Leonardo DRS, Inc. *	183,252	3,494,616
Saia, Inc. *	8,756	3,138,938
WillScot Mobile Mini Holdings Corp. *	161,900	6,380,479
Xometry, Inc., Class A *	138,854	2,020,326
		34,570,405
Information Technology - 26.4%
Communications Equipment - 1.9%
Ciena Corp. *	72,612	3,064,226

Electronic Equipment, Instruments &
Components - 3.9%
Crane NXT Co.	44,380	2,307,760
CTS Corp.	102,909	3,849,826
		6,157,586
Semiconductors & Semiconductor
Equipment - 7.6%
Entegris, Inc.	56,139	4,942,478
FormFactor, Inc. *	121,122	4,103,613
Power Integrations, Inc.	43,240	2,997,829
		12,043,920
Software - 13.0%
Alteryx, Inc., Class A *	76,508	2,449,021
Box, Inc., Class A *	103,665	2,577,112
CommVault Systems, Inc. *	54,488	3,560,791
JFrog Ltd. *	116,699	2,624,561
Model N, Inc. *	122,925	2,962,492
PTC, Inc. *	46,807	6,572,639
		20,746,616
		42,012,348
Materials - 7.5%
Huntsman Corp.	64,478	1,504,272
Olin Corp.	78,250	3,342,840
Scotts Miracle-Gro Co.	53,753	2,388,783
Summit Materials, Inc., Class A *	140,604	4,625,872
		11,861,767
Total Common Stocks
(Cost $135,851,246 )		152,572,976
SHORT-TERM INVESTMENTS - 5.2%
State Street Institutional U.S.
Government Money Market Fund,
Premier Class (B), 5.30%	6,634,260	$6,634,260
State Street Navigator Securities Lending
Government Money Market Portfolio (B) (C), 5.36%	1,573,703	1,573,703

Total Short-Term Investments
(Cost $8,207,963 )		8,207,963
TOTAL INVESTMENTS - 101.1%
(Cost $144,059,209** )		160,780,939
NET OTHER ASSETS AND LIABILITIES - (1.1%)		(1,768,897)
TOTAL NET ASSETS - 100.0%		$159,012,042

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $148,088,293.
(A)	All or a portion of these securities, with an aggregate fair value of $1,633,088, are on loan as part of a securities lending program. See footnote (C) and Note 11 for details on the securities lending program.
(B)	7-day yield.
(C)	Represents investments of cash collateral received in connection with securities lending.

See accompanying Notes to Financial Statements.

38

Madison Funds | October 31, 2023

Madison International Stock Fund Portfolio of Investments

	Shares	Value (Note 2,3)
COMMON STOCKS - 96.2%
Australia - 1.6%
Treasury Wine Estates Ltd. (A)	24,424	$188,808

Brazil - 1.2%
Itau Unibanco Holding SA, ADR	26,901	142,844

Canada - 6.2%
Cameco Corp.	8,249	337,466
Canadian Pacific Kansas City Ltd.	2,671	189,561
Manulife Financial Corp. (B)	11,888	207,089
		734,116

China - 7.2%
Alibaba Group Holding Ltd., ADR *	4,103	338,662
Ping An Insurance Group Co. of China Ltd., Class H (A)	49,378	249,607
Tencent Holdings Ltd. (A)	6,840	253,387
		841,656

Denmark - 1.0%
Genmab AS * (A)	425	120,390

France - 8.3%
Air Liquide SA (A)	844	144,652
Airbus SE (A)	2,211	295,739
Hermes International SCA (A)	71	133,147

LVMH Moet Hennessy Louis Vuitton SE (A)	191	136,693
STMicroelectronics NV (B)	3,486	132,398
Worldline SA *, (A)(C)	10,335	130,963
		973,592

Germany - 11.7%
adidas AG (A)	1,434	253,644
Deutsche Telekom AG (A)	14,076	305,019
KION Group AG (A)	6,945	211,442
SAP SE, ADR (A)	1,950	261,300
Siemens AG (A)	1,517	200,595
Symrise AG (A)	1,447	147,293
		1,379,293

Hong Kong - 1.5%
AIA Group Ltd. (A)	20,744	180,663

India - 7.8%
HDFC Bank Ltd., ADR	5,971	337,660
Infosys Ltd., ADR	13,823	226,974
Larsen & Toubro Ltd., GDR (A)	10,037	354,080
		918,714

Ireland - 2.0%
Kerry Group PLC, Class A (A)	3,017	233,737

Israel - 1.6%
CyberArk Software Ltd. *	1,147	$187,695

Italy - 1.2%
Ferrari NV	471	142,072

Japan - 16.3% (A)
CyberAgent, Inc. (A)	22,684	119,411
Daiichi Sankyo Co. Ltd. (A)	4,600	118,201
Keyence Corp. (A)	367	142,067
Lasertec Corp. (A)	1,400	233,452
Murata Manufacturing Co. Ltd. (A)	8,964	148,811
Nidec Corp. (A)	3,000	109,786
Pan Pacific International Holdings Corp. (A)	12,900	252,663
Shin-Etsu Chemical Co. Ltd. (A)	6,200	185,531
Shiseido Co. Ltd. (A)	3,600	113,962
Sony Group Corp. (A)	2,946	243,822
Toray Industries, Inc. (A)	49,779	243,494
		1,911,200

Mexico - 5.4%
Fomento Economico Mexicano SAB de CV, ADR	1,336	151,516
Grupo Mexico SAB de CV, Series B	68,149	283,006
Wal-Mart de Mexico SAB de CV, ADR	5,602	197,246
		631,768

Netherlands - 4.1%
ASML Holding NV	409	244,914
NXP Semiconductors NV	1,375	237,091
		482,005

Norway - 1.2%
Norsk Hydro ASA (A)	24,244	138,296

Switzerland - 6.3%
Lonza Group AG (A)	559	196,021
Nestle SA (A)	1,283	138,415
Partners Group Holding AG (A)	228	241,540
Sika AG (A)	675	161,141
		737,117

Taiwan - 1.4%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1,867	161,141

United Kingdom - 10.2%
AstraZeneca PLC (A)	2,041	255,116
Diageo PLC (A)	4,898	185,611
London Stock Exchange Group PLC (A)	2,231	224,384

Prudential PLC	17,708	$185,762
Shell PLC	10,641	341,984
		1,192,857

Total Common Stocks
(Cost $13,135,419 )		11,297,964

EXCHANGE TRADED FUNDS - 1.3%
United States - 1.3%
iShares MSCI ACWI ex U.S. ETF	3,448	157,022

Total Exchange Traded Funds
(Cost $156,884 )		157,022
SHORT-TERM INVESTMENTS - 2.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class (D), 5.30%	272,591	272,591
State Street Navigator Securities Lending Government Money Market Portfolio (D) (E), 5.36%	108	108

Total Short-Term Investments
(Cost $272,699 )		272,699
TOTAL INVESTMENTS - 99.8%
(Cost $13,565,002** )		11,727,685
NET OTHER ASSETS AND LIABILITIES - 0.2%		21,008
TOTAL NET ASSETS - 100.0%		$11,748,693

**	Aggregate cost for Federal tax purposes was $13,662,452
*	Non-income producing.
(A)	Due to events that occurred between the close of the exchange on which this security is traded and that of the New York Stock Exchange, fair value was determined for this security using methods determined in good faith by or at the discretion of the Board of Trustees (see Note 3).
(B)	All or a portion of these securities, with an aggregate fair value of $128,854, are on loan as part of a securities lending program. See footnote (E) and Note 11 for details on the securities lending program.
(C)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.
(D)	7-day yield.
(E)	Represents investments of cash collateral received in connection with securities lending.
ACWI	All Country World Index.
ADR	American Depositary Receipt.
ETF	Exchange Traded Fund.
GDR	Global Depositary Receipt.
MSCI	Morgan Stanley Capital International.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

39

Madison Funds | October 31, 2023

Statements of Assets and Liabilities as of October 31, 2023

	Conservative	Moderate	Aggressive	Diversified	Tax-Free	Tax-Free	High Quality	Core
	Allocation	Allocation	Allocation	Income	Virginia	National	Bond	Bond
	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund
Assets:
Investments in unaffiliated securities, at fair value†§	$26,077,444	$66,264,499	$42,551,713	$31,425,079	$16,307,786	$16,805,158	$55,332,523	$181,964,703
Investments in affiliated securities, at fair value1‡	17,163,980	30,423,503	13,607,850	111,220,837	—	—	—	—
Cash	—	—	—	2,807	54,808	92,491	—	272
Receivables:
Investments sold	—	—	—	239,119	—	—	—	—
Fund shares sold	1,173	11,071	58,171	3,313	—	—	104,978	150,851
Dividends and Interest	42,465	56,787	14,386	6,657	226,670	233,194	371,648	1,398,504
Total assets	43,285,062	96,755,860	56,232,120	142,897,812	16,589,264	17,130,843	55,809,149	183,514,330
Liabilities:
Payables:
Investments purchased	168,649	379,991	401,626	—	—	—	—	300,000
Fund shares repurchased	14,642	59,724	24,604	206,715	1,068	2,201	23,208	132,342
Upon return of securities loaned	—	5,522,899	4,930,101	2,364,950	—	—	2,209,000	1,103,783
Advisory agreement fees	7,414	15,684	8,781	24,221	7,077	5,872	13,716	60,639
Administrative services agreement fees	9,269	19,605	10,978	24,223	4,954	5,138	7,821	12,274
Distribution fees - Class C	8,108	3,505	1,273	12,884	—	—	—	—
Shareholder service fees	8,822	18,231	10,117	32,938	—	—	—	6,181
Dividends	—	—	—	2,790	1,080	3,302	—	313,574
Total liabilities	216,904	6,019,639	5,387,480	2,668,721	14,179	16,513	2,253,745	1,928,793
Net assets applicable to outstanding capital stock	$43,068,158	$90,736,221	$50,844,640	$140,229,091	$16,575,085	$17,114,330	$53,555,404	$181,585,537
Net assets consist of:
Paid-in capital	$50,172,691	$95,176,759	$51,361,718	$128,340,713	$18,114,969	$18,283,908	$62,344,395	$217,780,243
Accumulated distributable earnings (loss)	(7,104,533)	(4,440,538)	(517,078)	11,888,378	(1,539,884)	(1,169,578)	(8,788,991)	(36,194,706)
Net Assets	$43,068,158	$90,736,221	$50,844,640	$140,229,091	$16,575,085	$17,114,330	$53,555,404	$181,585,537

Class A Shares:
Net Assets	$30,510,046	$85,229,569	$48,887,950	$119,989,320				$29,452,486
Shares of beneficial interest outstanding	3,475,347	8,784,128	4,857,833	8,759,351				3,495,386
Net Asset Value and redemption price per share	$8.78	$9.70	$10.06	$13.70				$8.43
Sales charge of offering price[2]	0.54	0.59	0.61	0.84				0.40
Maximum offering price per share	$9.32	$10.29	$10.67	$14.54				$8.83
Class C Shares:
Net Assets	$12,558,112	$5,506,652	$1,956,690	$20,239,771
Shares of beneficial interest outstanding	1,406,019	574,216	202,486	1,461,973
Net Asset Value and redemption price per share[3]	$8.93	$9.59	$9.66	$13.84
Class Y Shares:
Net Assets					$16,575,085	$17,114,330	$42,306,891	$6,481,998
Shares of beneficial interest outstanding					1,624,293	1,788,987	4,236,427	773,744
Net Asset Value and redemption price per share[3]					$10.20	$9.57	$9.99	$8.38
Class I Shares:
Net Assets							$11,248,513	$52,699,165
Shares of beneficial interest outstanding							1,118,917	6,318,931
Net Asset Value and redemption price per share[3]							$10.05	$8.34
Class R6 Shares:
Net Assets								$92,951,888
Shares of beneficial interest outstanding								11,151,259
Net Asset Value and redemption price per share[3]								$8.34

† Cost of Investments in unaffiliated securities	$27,362,819	$67,945,665	$43,423,745	$31,345,520	$17,729,706	$17,953,223	$59,732,804	$208,803,606
‡Cost of investments in affiliated securities[1]	$19,976,158	$32,421,436	$12,996,479	$115,991,669	$—	$—	$—	$—
§ Fair Value of securities on loan	$—	$5,431,155	$4,847,435	$2,308,207	$—	$—	$2,162,301	$1,081,353

1 See Note 14 for information on affiliated issuers.

2 Sales charge of offering price is 5.75% for the Conservative Allocation, Moderate Allocation, Aggressive Allocation and Diversified Income Funds and 4.50% for the Core Bond Fund.

3 If applicable, redemption price per share may be reduced by a contingent deferred sales charge.

See accompanying Notes to Financial Statements.

40

Madison Funds | October 31, 2023

Statements of Assets and Liabilities as of October 31, 2023 - continued

	Covered Call &			Sustainable
	Equity Income	Dividend Income	Investors	Equity	Mid Cap	Small Cap	International Stock
	Fund	Fund	Fund	Fund	Fund	Fund	Fund
Assets:
Investments in unaffiliated securities, at fair value†§	$245,675,444	$197,204,627	$332,682,783	$8,034,370	$820,456,554	$160,780,939	$11,727,685
Investments in affiliated securities, at fair value1‡	—	—	—	—	—	—	—
Foreign currency (cost of $7,206) (Note 2)	—	—	—	—	—	—	7,175
Receivables:
Investments sold.	157,640	—	—	27,058	—	711,718	—
Fund shares sold	1,809,248	39,797	355,773	—	2,507,948	995	1,688
Dividends and Interest	367,560	492,517	539,519	2,809	146,923	11,218	61,049
Total assets	248,009,892	197,736,941	333,578,075	8,064,237	823,111,425	161,504,870	11,797,597
Liabilities:
Payables:
Investments purchased	—	—	—	—	—	684,798	—
Fund shares repurchased	1,192,041	55,195	59,462	—	530,165	82,891	29,320
Upon return of securities loaned	—	—	—	—	3,776,108	1,573,703	108
Advisory agreement fees	176,192	121,575	205,584	4,862	510,890	123,958	10,858
Administrative services agreement fees	24,537	29,468	41,625	703	101,590	26,765	3,102
Distribution fees - Class C	8,674	—	—	—	—	—	—
Shareholder service fees	7,225	10,202	20,026	—	13,933	713	2,366
Due to Custodian	—	—	—	—	—	—	3,150
Options written, at value (premium received $3,338,933)	2,312,793	—	—	—	—	—	—
Total liabilities	3,721,462	216,440	326,697	5,565	4,932,686	2,492,828	48,904
Net assets applicable to outstanding capital stock	$244,288,430	$197,520,501	$333,251,378	$8,058,672	$818,178,739	$159,012,042	$11,748,693
Net assets consist of:
Paid-in capital.	$263,748,160	$168,975,873	$190,609,601	$8,754,569	$496,716,039	$146,329,269	$14,727,187
Accumulated distributable earnings (loss)	(19,459,730)	28,544,628	142,641,777	(695,897)	321,462,700	12,682,773	(2,978,494)
Net Assets.	$244,288,430	$197,520,501	$333,251,378	$8,058,672	$818,178,739	$159,012,042	$11,748,693

Class A Shares:
Net Assets	$20,689,960	$48,746,470	$93,710,793		$66,717,124	$3,275,462	$11,103,741
Shares of beneficial interest outstanding	2,253,822	1,923,450	3,706,576		5,268,793	382,786	1,400,457
Net Asset Value and redemption price per share	$9.18	$25.34	$25.28		$12.66	$8.56	$7.93
Sales charge of offering price[2]	0.56	1.55	1.54		0.77	0.52	0.48
Maximum offering price per share	$9.74	$26.89	$26.82		$13.43	$9.08	$8.41
Class C Shares:
Net Assets	$14,191,978
Shares of beneficial interest outstanding	1,742,160
Net Asset Value and redemption price per share[3]	$8.15
Class Y Shares:
Net Assets	$57,276,939	$98,291,416	$97,445,667	$100,755	$260,473,916	$143,591,375	$644,952
Shares of beneficial interest outstanding	5,958,471	3,876,460	3,841,860	11,737	18,983,849	16,494,404	81,980
Net Asset Value and redemption price per share[3]	$9.61	$25.36	$25.36	$8.58	$13.72	$8.71	$7.87
Class I Shares:
Net Assets	$150,951,331	$38,825,961	$80,307,534	$7,957,917	$376,668,118	$11,924,728
Shares of beneficial interest outstanding	15,698,480	1,532,149	3,177,298	926,446	27,390,965	1,367,245
Net Asset Value and redemption price per share[3]	$9.62	$25.34	$25.28	$8.59	$13.75	$8.72
Class R6 Shares:
Net Assets	$1,178,222	$11,656,654	$61,787,384		$114,319,581	$220,477
Shares of beneficial interest outstanding	120,153	459,911	2,416,038		8,080,765	25,234
Net Asset Value and redemption price per share[3]	$9.81	$25.35	$25.57		$14.15	$8.74

† Cost of Investments in unaffiliated securities	$273,640,973	$174,233,919	$217,222,671	$7,950,232	$510,833,462	$144,059,209	$13,565,002
‡Cost of investments in affiliated securities[1]	$—	$—	$—	$—	$—	$—	$—
§ Fair Value of securities on loan	$—	$—	$6,635,120	$—	34,397,280	1,633,088	128,854

1 See Note 14 for information on affiliated issuers.

2 Sales charge of offering price is 5.75% for the Covered Call & Equity Income, Dividend Income, Investors, Mid Cap, Small Cap and International Stock funds.

3 If applicable, redemption price per share may be reduced by a contingent deferred sales charge.

See accompanying Notes to Financial Statements.

41

Madison Funds | October 31, 2023

Statements of Operations for the Year Ended October 31, 2023

				Diversified	Tax-Free	Tax-Free	High Quality	Core
	Conservative	Moderate	Aggressive	Income	Virginia	National	Bond	Bond
	Allocation Fund	Allocation Fund	Allocation Fund	Fund	Fund	Fund	Fund	Fund
Investment Income:
Interest	$85,433	$248,656	$174,653	$1,598,965	$481,506	$495,895	$1,755,471	$6,732,539
Dividends
Unaffiliated issuers.	878,773	1,735,563	925,112	2,898,105	—	—	—	—
Affiliated issuers[1]	456,866	655,105	208,222	405,569	—	—	—	—
Income from securities lending	16,318	26,207	11,983	4,639	—	—	7,033	10,734
Total investment income	1,437,390	2,665,531	1,319,970	4,907,278	481,506	495,895	1,762,504	6,743,273
Expenses:[2]
Advisory agreement fees	97,497	199,084	107,507	847,363	89,802	71,414	219,199	749,077
Administrative services agreement fees	121,871	248,855	134,382	312,232	62,861	62,487	125,168	153,170
Trustee fees	4,064	8,183	4,330	12,989	1,478	1,447	6,486	15,546
Distribution fees - Class B3	2,572	6,738	3,905	4,970	—	—	—	473
Distribution fees - Class C	104,085	45,829	16,311	167,220	—	—	—	—
Shareholder service fees - Class A	83,812	223,318	122,378	328,362	—	—	—	80,374
Shareholder service fees - Class B3	857	2,235	1,272	1,645	—	—	—	158
Shareholder service fees - Class C	34,695	15,171	5,431	55,516	—	—	—	—
Other expenses	2,269	4,625	2,400	7,336	790	785	3,399	8,048
Total expenses	451,722	754,038	397,916	1,737,633	154,931	136,133	354,252	1,006,846
Net Investment Income (Loss)	985,668	1,911,493	922,054	3,169,645	326,575	359,762	1,408,252	5,736,427
Net Realized and Unrealized Gain (loss) on Investments
Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency related transactions)
Unaffiliated issuers	(1,101,363)	(858,299)	(174,486)	16,701,621	(3,104)	(23,159)	(3,293,011)	(5,671,173)
Affiliated issuers[1]	(76,190)	—	—	—	—	—	—	—
Capital gain distributions received from underlying funds
Affiliated issuers[1].	217,127	680,422	469,881	—	—	—	—	—
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)
Unaffiliated issuers	940,032	1,147,686	538,435	(16,837,228)	(180,392)	(131,162)	3,574,224	469,693
Affiliated Issuers[1]	(111,057)	82,780	245,687	(4,770,832)	—	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	(131,451)	1,052,589	1,079,517	(4,906,439)	(183,496)	(154,321)	281,213	(5,201,480)
Net Increase (Decrease) in Net Assets from Operations	$854,217	$2,964,082	$2,001,571	$(1,736,794)	$143,079	$205,441	$1,689,465	$534,947

1 See Note 14 for information on affiliated issuers.

2 See Note 5 for information on expense, including any waivers.

3 As of the close of business on February 6, 2023, outstanding Class B shares of the Madison Funds converted into Class A shares of each respective fund, and Class B shares of the Trust were terminated

See accompanying Notes to Financial Statements.

42

Madison Funds | October 31, 2023

Statements of Operations for the Year Ended October 31, 2023 - continued

	Covered Call &
	Equity Income	Dividend Income	Investors	Sustainable Equity	Mid Cap	Small Cap	International Stock
	Fund	Fund	Fund	Fund	Fund	Fund	Fund
Investment Income:
Interest	$2,503,335	$110,617	$431,669	$16,958	$1,999,626	$432,518	$10,404
Dividends
Unaffiliated issuers	3,073,084	8,033,189	3,365,490	136,646	6,655,977	1,247,409	265,387
Less: Foreign taxes withheld/reclaimed	(18,975)	3,195	(38,072)	(537)	(33,462)	(19,371)	(24,306)
Income from securities lending	1,200	—	3,472	42	4,823	2,726	2,195
Total investment income	5,558,644	8,147,001	3,762,559	153,109	8,626,964	1,663,282	253,680
Expenses:[1]
Advisory agreement fees	1,709,571	1,814,581	2,330,567	61,364	5,561,690	1,592,625	138,768
Administrative services agreement fees	239,471	440,973	475,889	8,859	1,140,524	344,367	39,648
Trustee fees	13,979	23,051	25,469	723	57,487	14,605	1,063
Distribution fees - Class B2	—	—	—	—	1,198	—	302
Distribution fees - Class C	85,607	—	—	—	—	—	—
Shareholder service fees - Class A	43,630	133,998	234,774	—	165,926	8,618	30,456
Shareholder service fees - Class B2	—	—	—	—	398	—	100
Shareholder service fees - Class C	28,535	—	—	—	—	—	—
Other expenses	6,237	13,813	13,787	419	31,280	8,286	571
Total expenses	2,127,030	2,426,416	3,080,486	71,365	6,958,503	1,968,501	210,908
Net Investment Income (Loss)	3,431,614	5,720,585	682,073	81,744	1,668,461	(305,219)	42,772
Net Realized and Unrealized Gain (loss) on Investments
Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency related transactions)
Options purchased	(1,862,039)	—	—	—	—	—	—
Options written	11,919,338	—	—	—	—	—	—
Unaffiliated issuers	4,127,408	6,400,352	27,794,677	(644,177)	11,986,430	(3,387,971)	(564,244)
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)
Options written	2,456,570	—	—	—	—	—	—
Unaffiliated issuers	(10,176,678)	(22,005,237)	13,700,734	1,011,443	61,556,428	1,964,433	1,552,972
Affiliated Issuers[1]	—	—	—	—	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	6,464,599	(15,604,885)	41,495,411	367,266	73,542,858	(1,423,538)	988,728
Net Increase (Decrease) in Net Assets from Operations	$9,896,213	$(9,884,300)	$42,177,484	$449,010	$75,211,319	$(1,728,757)	$1,031,500

1 See Note 5 for information on expense.

2 As of the close of business on February 6, 2023, outstanding Class B shares of the Madison Funds converted into Class A shares of each respective fund, and Class B shares of the Trust were terminated.

See accompanying Notes to Financial Statements.

43

Madison Funds | October 31, 2023

Statements of Changes in Net Assets

	Conservative Allocation Fund		Moderate Allocation Fund		Aggressive Allocation Fund
Year Ended October 31,	2023	2022	2023	2022	2023	2022
Net Assets at beginning of period	$50,698,246	$68,674,779	$102,432,212	$134,584,040	$53,196,313	$67,457,807
Increase (decrease) in net assets from operations:
Net investment income (loss)	985,668	1,046,490	1,911,493	2,921,677	922,054	1,723,030
Net realized gain (loss)	(960,426)	(2,038,488)	(177,877)	(1,740,427)	295,395	(1,076,941)
Net change in unrealized appreciation (depreciation)	828,975	(8,727,716)	1,230,466	(20,097,682)	784,122	(10,639,076)
Net increase (decrease) in net assets from operations	854,217	(9,719,714)	2,964,082	(18,916,432)	2,001,571	(9,992,987)
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains):
Class A	(736,870)	(2,896,934)	(1,270,119)	(9,265,098)	(604,964)	(5,578,440)
Class B1	(6,339)	(124,933)	(23,787)	(461,958)	(11,337)	(293,779)
Class C	(192,312)	(1,086,716)	(45,348)	(630,540)	(13,768)	(267,464)
Total distributions	(935,521)	(4,108,583)	(1,339,254)	(10,357,596)	(630,069)	(6,139,683)
Capital Stock transactions:
Class A Shares
Shares sold	2,691,641	3,553,577	5,978,139	5,228,672	4,081,361	2,746,022
Issued to shareholders in reinvestment of distributions	735,740	2,893,391	1,266,452	9,241,256	604,612	5,574,873
Shares redeemed	(7,898,219)	(7,772,703)	(16,061,858)	(14,743,825)	(5,979,015)	(5,512,896)
Net increase (decrease) from capital stock transactions	(4,470,838)	(1,325,735)	(8,817,267)	(273,897)	(1,293,042)	2,807,999
Class B Shares[1]
Shares sold	–	–	136	–	–	–
Issued to shareholders in reinvestment of distributions	6,339	124,209	23,787	461,958	11,337	293,779
Shares redeemed	(1,363,629)	(1,001,064)	(3,694,652)	(2,363,573)	(2,050,380)	(1,160,857)
Net increase (decrease) from capital stock transactions	(1,357,290)	(876,855)	(3,670,729)	(1,901,615)	(2,039,043)	(867,078)
Class C Shares
Shares sold	112,654	148,454	96,934	198,048	32,926	58,419
Issued to shareholders in reinvestment of distributions	192,312	1,086,000	45,348	630,540	13,768	267,464
Shares redeemed	(2,025,622)	(3,180,100)	(975,105)	(1,530,876)	(437,784)	(395,628)
Net increase (decrease) from capital stock transactions	(1,720,656)	(1,945,646)	(832,823)	(702,288)	(391,090)	(69,745)
Total increase (decrease) from capital stock transactions	(7,548,784)	(4,148,236)	(13,320,819)	(2,877,800)	(3,723,175)	1,871,176
Total increase (decrease) in net assets	(7,630,088)	(17,976,533)	(11,695,991)	(32,151,828)	(2,351,673)	(14,261,494)
Net Assets at end of period	$43,068,158	$50,698,246	$90,736,221	$102,432,212	$50,844,640	$53,196,313
Capital Share transactions:
Class A Shares
Shares sold	292,526	347,177	600,051	487,941	398,580	247,936
Issued to shareholders in reinvestment of distributions	80,928	277,414	131,239	809,217	61,134	472,047
Shares redeemed	(862,523)	(790,078)	(1,612,376)	(1,374,621)	(584,751)	(507,542)
Net increase (decrease) from capital shares transactions	(489,069)	(165,487)	(881,086)	(77,463)	(125,037)	212,441
Class B Shares[1]
Shares sold	–	–	14	–	–	–
Issued to shareholders in reinvestment of distributions	693	11,599	2,480	40,701	1,189	25,748
Shares redeemed	(145,166)	(96,359)	(373,956)	(223,984)	(207,173)	(107,932)
Net increase (decrease) from capital shares transactions	(144,473)	(84,760)	(371,462)	(183,283)	(205,984)	(82,184)
Class C Shares
Shares sold	12,332	14,568	9,797	18,435	3,332	5,478
Issued to shareholders in reinvestment of distributions	20,796	101,369	4,724	55,456	1,442	23,421
Shares redeemed	(217,351)	(309,187)	(98,599)	(147,467)	(44,006)	(37,876)
Net increase (decrease) in shares outstanding	(184,223)	(193,250)	(84,078)	(73,576)	(39,232)	(8,977)

1 As of the close of business on February 6, 2023, outstanding Class B shares of the Madison Funds converted into Class A shares of each respective fund, and Class B shares of the Trust were terminated ..

See accompanying Notes to Financial Statements.

44

Madison Funds | October 31, 2023

Statements of Changes in Net Assets - continued

	Diversified Income Fund		Tax-Free Virginia Fund		Tax-Free National Fund
	2023	2022	2023	2022	2023	2022
Year Ended October 31,
Net Assets at beginning of period	$161,841,486	$184,230,359	$17,745,739	$20,620,165	$17,620,800	$22,330,541
Increase (decrease) in net assets from operations:
Net investment income (loss)	3,169,645	2,637,620	326,575	319,039	359,762	330,070
Net realized gain (loss)	16,701,621	9,543,799	(3,104)	(117,216)	(23,159)	124,906
Net change in unrealized appreciation (depreciation)	(21,608,060)	(26,835,849)	(180,392)	(2,252,119)	(131,162)	(2,209,896)
Net increase (decrease) in net assets from operations	(1,736,794)	(14,654,430)	143,079	(2,050,296)	205,441	(1,754,920)
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains):
Class A	(10,809,345)	(17,995,280)
Class B1	(149,845)	(509,475)
Class C	(1,631,141)	(2,359,561)
Class Y			(325,626)	(386,059)	(484,508)	(511,811)
Class I2
Class R6[3]
Total distributions	(12,590,331)	(20,864,316)	(325,626)	(386,059)	(484,508)	(511,811)
Capital Stock transactions:
Class A Shares
Shares sold	6,374,140	5,843,321
Issued to shareholders in reinvestment of distributions	10,752,704	17,918,652
Shares redeemed	(21,466,075)	(15,332,901)
Net increase (decrease) from capital stock transactions	(4,339,231)	8,429,072
Class B Shares[1]
Shares sold	-	6,834
Issued to shareholders in reinvestment of distributions	149,845	509,475
Shares redeemed	(2,855,529)	(2,044,670)
Net increase (decrease) from capital stock transactions	(2,705,684)	(1,528,361)
Class C Shares
Shares sold	1,398,950	5,510,771
Issued to shareholders in reinvestment of distributions	1,631,108	2,359,561
Shares redeemed	(3,270,413)	(1,641,170)
Net increase (decrease) from capital stock transactions	(240,355)	6,229,162
Class Y Shares
Shares sold			325,524	1,026,139	374,081	121,515
Issued to shareholders in reinvestment of distributions			314,288	374,618	439,238	466,025
Shares redeemed			(1,627,919)	(1,838,828)	(1,040,722)	(3,030,550)
Net increase (decrease) from capital stock transactions			(988,107)	(438,071)	(227,403)	(2,443,010)
Class I Shares[2]
Shares sold
Issued to shareholders in reinvestment of distributions
Shares redeemed
Net increase (decrease) from capital stock transactions
Class R6 Shares[3]
Shares sold
Issued to shareholders in reinvestment of distributions
Shares redeemed
Net increase (decrease) from capital stock transactions
Total increase (decrease) from capital stock transactions	(7,285,270)	13,129,873	(988,107)	(438,071)	(227,403)	(2,443,010)
Total increase (decrease) in net assets	(21,612,395)	(22,388,873)	(1,170,654)	(2,874,426)	(506,470)	(4,709,741)
Net Assets at end of period	$140,229,091	$161,841,486	$16,575,085	$17,745,739	$17,114,330	$17,620,800
Capital Share transactions:
Class A Shares
Shares sold	432,410	356,241
Issued to shareholders in reinvestment of distributions	740,491	1,068,262
Shares redeemed	(1,483,158)	(949,568)
Net increase (decrease) from capital shares transactions	(310,257)	474,935
Class B Shares[1]
Shares sold	–	407
Issued to shareholders in reinvestment of distributions	10,174	29,941
Shares redeemed	(190,334)	(123,765)
Net increase (decrease) from capital shares transactions	(180,160)	(93,417)

See accompanying Notes to Financial Statements.

45

Madison Funds | October 31, 2023

Statements of Changes in Net Assets - continued

	Diversified Income Fund		Tax-Free Virginia Fund		Tax-Free National Fund
	2023	2022	2023	2022	2023	2022
Class C Shares
Shares sold	94,879	322,310
Issued to shareholders in reinvestment of distributions	111,138	138,984
Shares redeemed	(225,141)	(100,492)
Net increase (decrease) in shares outstanding	(19,124)	360,802
Class Y Shares
Shares sold			30,434	91,964	37,538	11,444
Issued to shareholders in reinvestment of distributions			29,576	33,715	44,095	44,347
Shares redeemed			(152,845)	(169,466)	(104,332)	(278,618)
Net increase (decrease) in shares outstanding			(92,835)	(43,787)	(22,699)	(222,827)
Class I Shares[2]
Shares sold
Issued to shareholders in reinvestment of distributions
Shares redeemed
Net increase (decrease) in shares outstanding
Class R6 Shares[3]
Shares sold
Issued to shareholders in reinvestment of distributions
Shares redeemed
Net increase (decrease) in shares outstanding

1 As of the close of business on February 6, 2023, outstanding Class B shares of the Madison Funds converted into Class A shares of each respective fund, and Class B shares of the Trust were terminated.

See accompanying Notes to Financial Statements.

46

Madison Funds | October 31, 2023

Statements of Changes in Net Assets - continued

	High Quality Bond Fund		Core Bond Fund		Covered Call & Equity Income Fund
	2023	2022	2023	2022	2023	2022
Year Ended October 31,
Net Assets at beginning of period	$76,785,728	$115,682,091	$179,795,322	$188,561,966	$135,198,709	$90,673,553
Increase (decrease) in net assets from operations:
Net investment income (loss)	1,408,252	1,007,456	5,736,427	3,430,538	3,431,614	784,696
Net realized gain (loss)	(3,293,011)	(1,222,043)	(5,671,173)	(1,427,445)	14,184,707	8,056,553
Net change in unrealized appreciation (depreciation)	3,574,224	(8,236,007)	469,693	(32,166,556)	(7,720,108)	(5,670,872)
Net increase (decrease) in net assets from operations	1,689,465	(8,450,594)	534,947	(30,163,463)	9,896,213	3,170,377
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains):
Class A			(853,260)	(811,781)	(1,205,998)	(956,245)
Class B1			(881)	(5,399)
Class C					(856,454)	(604,419)
Class Y	(1,097,908)	(1,548,617)	(204,780)	(203,820)	(3,295,749)	(4,920,548)
Class I2	(281,440)	(48,210)	(1,643,723)	(2,094,211)	(7,834,925)	(374,635)
Class R6[3]			(3,046,353)	(1,495,620)	(95,856)	(38,689)
Total distributions	(1,379,348)	(1,596,827)	(5,748,997)	(4,610,831)	(13,288,982)	(6,894,536)
Capital Stock transactions:
Class A Shares
Shares sold			860,171	1,547,576	7,536,257	1,383,461
Issued to shareholders in reinvestment of distributions			842,123	802,544	1,157,932	909,181
Shares redeemed			(4,533,685)	(5,732,779)	(1,757,531)	(2,447,952)
Net increase (decrease) from capital stock transactions			(2,831,391)	(3,382,659)	6,936,658	(155,310)
Class B Shares[1]
Shares sold
Issued to shareholders in reinvestment of distributions			881	5,399
Shares redeemed			(259,260)	(199,292)
Net increase (decrease) from capital stock transactions			(258,379)	(193,893)
Class C Shares
Shares sold					6,790,275	1,200,319
Issued to shareholders in reinvestment of distributions					799,693	564,331
Shares redeemed					(1,410,491)	(1,269,549)
Net increase (decrease) from capital stock transactions					6,179,477	495,101
Class Y Shares
Shares sold	21,404,374	12,678,510	872,042	1,603,451	39,743,118	51,694,990
Issued to shareholders in reinvestment of distributions	1,018,024	1,462,216	175,012	175,815	3,138,173	4,897,158
Shares redeemed	(41,974,703)	(58,547,690)	(1,362,413)	(4,060,800)	(22,010,147)	(81,897,013)
Net increase (decrease) from capital stock transactions	(19,552,305)	(44,406,964)	(315,359)	(2,281,534)	20,871,144	(25,304,865)
Class I Shares[2]
Shares sold	7,778,965	16,591,606	17,483,106	41,315,224	112,619,189	74,565,269
Issued to shareholders in reinvestment of distributions	281,440	48,210	1,552,119	842,112	7,834,876	374,635
Shares redeemed	(12,048,541)	(1,081,794)	(10,489,552)	(116,800,578)	(42,367,448)	(1,962,558)
Net increase (decrease) from capital stock transactions	(3,988,136)	15,558,022	8,545,673	(74,643,242)	78,086,617	72,977,346
Class R6 Shares[3]
Shares sold			2,484,193	106,822,028	2,082,426	778,390
Issued to shareholders in reinvestment of distributions			77,433	359,960	95,856	38,689
Shares redeemed			(697,905)	(673,010)	(1,769,688)	(580,036)
Net increase (decrease) from capital stock transactions			1,863,721	106,508,978	408,594	237,043
Total increase (decrease) from capital stock transactions	(23,540,441)	(28,848,942)	7,004,265	26,007,650	112,482,490	48,249,315
Total increase (decrease) in net assets	(23,230,324)	(38,896,363)	1,790,215	(8,766,644)	109,089,721	44,525,156
Net Assets at end of period	$53,555,404	$76,785,728	$181,585,537	$179,795,322	$244,288,430	$135,198,709
Capital Share transactions:
Class A Shares
Shares sold			95,994	155,132	785,843	148,304
Issued to shareholders in reinvestment of distributions			94,974	82,985	123,785	99,627
Shares redeemed			(510,519)	(594,846)	(184,664)	(262,224)
Net increase (decrease) from capital shares transactions			(319,551)	(356,729)	724,964	(14,293)
Class B Shares[1]
Shares sold
Issued to shareholders in reinvestment of distributions			98	548
Shares redeemed			(28,766)	(20,730)
Net increase (decrease) from capital shares transactions			(28,668)	(20,182)

See accompanying Notes to Financial Statements.

47

Madison Funds | October 31, 2023

Statements of Changes in Net Assets - continued

	High Quality Bond Fund		Core Bond Fund		Covered Call & Equity Income Fund
	2023	2022	2023	2022	2023	2022
Class C Shares
Shares sold					801,083	142,295
Issued to shareholders in reinvestment of distributions					95,617	68,398
Shares redeemed					(166,623)	(152,399)
Net increase (decrease) in shares outstanding					730,077	58,294
Class Y Shares
Shares sold	2,092,042	1,188,647	98,288	161,349	3,990,393	5,324,240
Issued to shareholders in reinvestment of distributions	100,447	136,655	19,853	18,215	321,091	518,816
Shares redeemed	(4,135,130)	(5,524,145)	(153,024)	(408,905)	(2,214,734)	(8,712,400)
Net increase (decrease) in shares outstanding	(1,942,641)	(4,198,843)	(34,883)	(229,341)	2,096,750	(2,869,344)
Class I Shares[2]
Shares sold	762,039	1,600,987	1,965,156	4,414,200	11,337,708	8,014,034
Issued to shareholders in reinvestment of distributions	27,560	4,751	176,906	89,031	800,066	42,128
Shares redeemed	(1,170,901)	(105,519)	(1,191,201)	(12,041,206)	(4,281,364)	(214,092)
Net increase (decrease) in shares outstanding	(381,302)	1,500,219	950,861	(7,537,975)	7,856,410	7,842,070
Class R6 Shares[3]
Shares sold			281,358	10,977,262	204,420	79,952
Issued to shareholders in reinvestment of distributions			8,825	38,148	9,567	4,021
Shares redeemed			(81,600)	(72,734)	(172,387)	(59,161)
Net increase (decrease) in shares outstanding			208,583	10,942,676	41,600	24,812

1 As of the close of business on February 6, 2023, outstanding Class B shares of the Madison Funds converted into Class A shares of each respective fund, and Class B shares of the Trust were terminated.

2 The High Quality Bond Fund and the Covered Call & Equity Fund Class I shares commenced operations effective March 1, 2022.

3 The Core Bond Fund Class R6 shares commenced operations effective March 1, 2022.

See accompanying Notes to Financial Statements.

48

Madison Funds | October 31, 2023

Statements of Changes in Net Assets - continued

	Dividend Income Fund		Investors Fund		Sustainable Equity
	2023	2022	2023	2022	2023	2022[1]
Year Ended October 31,
Net Assets at beginning of period	301,287,528	323,218,081	300,404,105	409,629,139	9,279,877	–
Increase (decrease) in net assets from operations:
Net investment income (loss)	5,720,585	5,732,136	682,073	694,069	81,744	36,333
Net realized gain (loss)	6,400,352	20,856,681	27,794,677	17,929,737	(644,177)	(200,624)
Net change in unrealized appreciation (depreciation)	(22,005,237)	(38,239,764)	13,700,734	(59,414,605)	1,011,443	(927,305)
Net increase (decrease) in net assets from operations	(9,884,300)	(11,650,947)	42,177,484	(40,790,799)	449,010	(1,091,596)
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains):
Class A	(4,905,579)	(6,667,407)	(5,361,415)	(7,952,408)
Class Y	(14,496,468)	(20,557,682)	(5,634,351)	(8,508,606)	(384)	–
Class I	(5,077,817)	(7,455,004)	(4,540,678)	(8,192,065)	(52,927)	–
Class R6[2]	(1,744,781)	(338,133)	(3,481,988)	(6,338,361)
Total distributions	(26,224,645)	(35,018,226)	(19,018,432)	(30,991,440)	(53,311)
Capital Stock transactions:
Class A Shares
Shares sold	816,977	1,353,503	2,476,334	2,304,397
Issued to shareholders in reinvestment of distributions	4,891,167	6,648,315	5,343,628	7,929,632
Shares redeemed	(5,326,138)	(5,685,683)	(8,996,900)	(10,848,230)
Net increase (decrease) from capital stock transactions	382,006	2,316,135	(1,176,938)	(614,201)
Class Y Shares
Shares sold	25,609,814	67,297,042	12,043,076	11,979,387	26,518	751,690
Issued to shareholders in reinvestment of distributions	14,302,840	20,231,086	5,142,831	7,809,980	384	–
Shares redeemed	(88,386,379)	(83,610,162)	(15,655,943)	(22,273,113)	(11,906)	(651,589)
Net increase (decrease) from capital stock transactions	(48,473,725)	3,917,966	1,529,964	(2,483,746)	14,996	100,101
Class I Shares
Shares sold	14,973,132	40,881,645	34,212,763	22,998,164	884,322	10,624,016
Issued to shareholders in reinvestment of distributions	5,025,920	7,378,193	4,415,273	8,192,065	52,927	–
Shares redeemed	(33,903,332)	(50,753,760)	(36,386,959)	(44,840,267)	(2,569,149)	(352,644)
Net increase (decrease) from capital stock transactions	(13,904,280)	(2,493,922)	2,241,077	(13,650,038)	(1,631,900)	10,271,372
Class R6 Shares
Shares sold	1,257,714	31,254,703	4,625,714	4,409,527
Issued to shareholders in reinvestment of distributions	215,685	247,345	3,481,988	6,338,361
Shares redeemed	(7,135,482)	(10,503,607)	(1,013,584)	(31,442,698)
Net increase (decrease) from capital stock transactions	(5,662,083)	20,998,441	7,094,118	(20,694,810)
Total increase (decrease) from capital stock transactions	(67,658,082)	24,738,620	9,688,221	(37,442,795)	(1,616,904)	10,371,473
Total increase (decrease) in net assets	(103,767,027)	(21,930,553)	32,847,273	(109,225,034)	(1,221,205)	9,279,877
Net Assets at end of period	197,520,501	301,287,528	333,251,378	300,404,105	8,058,672	9,279,877
Capital Share transactions:
Class A Shares
Shares sold	29,520	43,919	99,522	90,971
Issued to shareholders in reinvestment of distributions	176,849	210,630	236,026	284,624
Shares redeemed	(192,547)	(182,749)	(362,389)	(420,299)
Net increase (decrease) from capital shares transactions	13,822	71,800	(26,841)	(44,704)
Class Y Shares
Shares sold	915,937	2,212,227	479,994	454,793	3,005	75,171
Issued to shareholders in reinvestment of distributions	516,631	640,928	226,856	280,028	47	–
Shares redeemed	(3,223,770)	(2,693,339)	(633,711)	(863,903)	(1,327)	(65,159)
Net increase (decrease) in shares outstanding	(1,791,202)	159,816	73,139	(129,082)	1,725	10,012
Class I Shares
Shares sold	536,676	1,306,452	1,384,747	912,090	103,844	1,160,479
Issued to shareholders in reinvestment of distributions	181,712	234,132	195,626	294,679	6,478	–
Shares redeemed	(1,229,444)	(1,608,639)	(1,440,455)	(1,808,445)	(302,734)	(41,621)
Net increase (decrease) in shares outstanding	(511,056)	(68,055)	139,918	(601,676)	(192,412)	1,118,858
Class R6 Shares
Shares sold	46,642	1,012,123	182,271	180,272
Issued to shareholders in reinvestment of distributions	7,815	8,194	152,585	225,404
Shares redeemed	(263,169)	(351,693)	(41,854)	(1,181,769)
Net increase (decrease) in shares outstanding	(208,712)	668,624	293,002	(776,093)

1 The Sustainable Equity Fund was launched on December 31, 2021, with Class Y and Class I shares commencing operations effective January 3, 2022.

2 The Dividend Income Fund Class R6 shares commenced operations effective March 1, 2022.

See accompanying Notes to Financial Statements.

49

Madison Funds | October 31, 2023

Statements of Changes in Net Assets - continued

	Mid Cap Fund		Small Cap Fund		International Stock Fund
	2023	2022	2023	2022	2023	2022
Year Ended October 31,
Net Assets at beginning of period	681,139,846	733,809,804	183,678,969	280,340,485	11,700,503	17,610,653
Increase (decrease) in net assets from operations:
Net investment income (loss)	1,668,461	(859,725)	(305,219)	(589,131)	42,772	43,445
Net realized gain (loss)	11,986,430	13,753,629	(3,387,971)	9,386,807	(564,244)	(576,040)
Net change in unrealized appreciation (depreciation)	61,556,428	(87,607,703)	1,964,433	(70,026,964)	1,552,972	(3,912,758)
Net increase (decrease) in net assets from operations	75,211,319	(74,713,799)	(1,728,757)	(61,229,288)	1,031,500	(4,445,353)
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains):
Class A	(1,324,553)	(3,577,154)	(179,025)	(1,075,866)	(32,805)	(4,272,257)
Class B1	(15,919)	(68,390)			—	(91,028)
Class Y	(4,921,978)	(11,660,270)	(8,397,631)	(55,515,240)	(3,683)	(243,016)
Class I	(5,343,152)	(12,986,283)	(665,129)	(4,955,880)
Class R65[2]	(1,689,800)	(4,870,186)	(8,456)	—
Total distributions	(13,295,402)	(33,162,283)	(9,250,241)	(61,546,986)	(36,488)	(4,606,301)
Capital Stock transactions:
Class A Shares
Shares sold	4,506,231	10,602,851	279,082	258,742	456,429	424,828
Issued to shareholders in reinvestment of distributions	1,320,827	3,562,690	178,626	1,073,140	32,705	4,263,291
Shares redeemed	(7,862,784)	(15,290,783)	(353,439)	(593,902)	(1,195,120)	(1,761,058)
Net increase (decrease) from capital stock transactions	(2,035,726)	(1,125,242)	104,269	737,980	(705,986)	2,927,061
Class B Shares[1]
Shares sold		1,125
Issued to shareholders in reinvestment of distributions	15,919	68,390
Shares redeemed	(659,890)	(468,073)			(164,756)	(135,525)
Net increase (decrease) from capital stock transactions	(643,971)	(398,558)			(164,756)	(44,497)
Class Y Shares
Shares sold	53,812,846	66,622,409	3,613,982	7,861,874	171,894	89,662
Issued to shareholders in reinvestment of distributions	4,842,873	11,403,175	8,224,379	54,219,458	3,683	243,016
Shares redeemed	(72,929,799)	(50,798,380)	(24,644,757)	(38,826,238)	(251,657)	(73,738)
Net increase (decrease) from capital stock transactions	(14,274,080)	27,227,204	(12,806,396)	23,255,094	(76,080)	258,940
Class I Shares
Shares sold	143,126,817	101,753,752	3,109,982	6,826,690
Issued to shareholders in reinvestment of distributions	5,228,821	12,839,515	665,129	4,955,880
Shares redeemed	(73,959,042)	(82,754,329)	(4,836,229)	(9,830,152)
Net increase (decrease) from capital stock transactions	74,396,596	31,838,938	(1,061,118)	1,952,418
Class R6 Shares[2]
Shares sold	47,379,398	20,457,282	76,246	188,005
Issued to shareholders in reinvestment of distributions	598,094	1,715,908	8,456
Shares redeemed	(30,297,335)	(24,509,408)	(9,386)	(18,739)
Net increase (decrease) from capital stock transactions	17,680,157	(2,336,218)	75,316	169,266
Total increase (decrease) from capital stock transactions	75,122,976	55,206,124	(13,687,929)	26,114,758	(946,822)	3,141,504
Total increase (decrease) in net assets	137,038,893	(52,669,958)	(24,666,927)	(96,661,516)	48,190	(5,910,150)
Net Assets at end of period	818,178,739	681,139,846	159,012,042	183,678,969	11,748,693	11,700,503
Capital Share transactions:
Class A Shares
Shares sold	358,810	853,186	30,058	24,838	52,969	48,354
Issued to shareholders in reinvestment of distributions	113,669	259,293	20,771	88,543	4,093	433,261
Shares redeemed	(632,007)	(1,286,440)	(38,672)	(54,458)	(141,569)	(194,563)
Net increase (decrease) from capital shares transactions	(159,528)	(173,961)	12,157	58,923	(84,507)	287,052
Class B Shares[1]
Shares sold	—	121
Issued to shareholders in reinvestment of distributions	1,836	6,576
Shares redeemed	(70,692)	(50,037)			(19,908)	(16,156)
Net increase (decrease) from capital shares transactions	(68,856)	(43,340)			(19,908)	(6,493)
Class Y Shares
Shares sold	3,986,513	5,111,948	384,098	682,696	20,175	10,411
Issued to shareholders in reinvestment of distributions	386,194	773,621	942,082	4,422,468	465	24,950
Shares redeemed	(5,533,876)	(3,784,461)	(2,614,987)	(3,490,516)	(30,086)	(9,025)
Net increase (decrease) in shares outstanding	(1,161,169)	2,101,108	(1,288,807)	1,614,648	(9,446)	26,336

See accompanying Notes to Financial Statements.

50

Madison Funds | October 31, 2023

Statements of Changes in Net Assets - continued

	Mid Cap Fund		Small Cap Fund
	2023	2022	2023	2022
Class I Shares
Shares sold	10,597,649	7,687,795	325,980	588,372
Issued to shareholders in reinvestment of distributions	416,307	870,476	76,102	404,232
Shares redeemed	(5,445,271)	(6,288,127)	(516,657)	(903,789)
Net increase (decrease) in shares outstanding	5,568,685	2,270,144	(114,575)	88,815
Class R6 Shares[2]
Shares sold	3,359,279	1,493,443	8,066	19,316
Issued to shareholders in reinvestment of distributions	46,328	113,336	966	—
Shares redeemed	(2,179,297)	(1,793,973)	(1,021)	(2,093)
Net increase (decrease) in shares outstanding	1,226,310	(187,194)	8,011	17,223

1 As of the close of business on February 6, 2023, outstanding Class B shares of the Madison Funds converted into Class A shares of each respective fund, and Class B shares of the Trust were terminated.

2 The Small Cap Fund Class R6 shares commenced operations effective March 1, 2022.

See accompanying Notes to Financial Statements.

51

Madison Funds | October 31, 2023

Financial Highlights for a Share of Beneficial Interest Outstanding

	CONSERVATIVE ALLOCATION FUND
	CLASS A						CLASS C
	Year Ended October 31,						Year Ended October 31,
	2023	2022	2021	2020	2019		2023	2022	2021	2020	2019
Net Asset Value at beginning of period	$8.85	$11.12	$11.15	$10.96	$10.39		$9.00	$11.30	$11.32	$11.11	$10.48
Income from Investment Operations:
Net investment income	0.21	0.20	0.10	0.13 [1]	0.36	[1,2]	0.15	0.13	0.01	0.04 [1]	0.29	[1,2]
Net realized and unrealized gain (loss) on investments	(0.08)	(1.77)	0.63	0.46	0.68	[2]	(0.09)	(1.81)	0.64	0.48	0.68	[2]
Total from investment operations	0.13	(1.57)	0.73	0.59	1.04		0.06	(1.68)	0.65	0.52	0.97
Less Distributions From:
Net investment income	(0.20)	(0.19)	(0.18)	(0.19)	(0.18)		(0.13)	(0.11)	(0.09)	(0.10)	(0.05)
Capital gains	–	(0.51)	(0.58)	(0.21)	(0.29)		–	(0.51)	(0.58)	(0.21)	(0.29)
Total distributions	(0.20)	(0.70)	(0.76)	(0.40)	(0.47)		(0.13)	(0.62)	(0.67)	(0.31)	(0.34)
Net increase (decrease) in net asset value	(0.07)	(2.27)	(0.03)	0.19	0.57		(0.07)	(2.30)	(0.02)	0.21	0.63
Net Asset Value at end of period	$8.78	$8.85	$11.12	$11.15	$10.96		$8.93	$9.00	$11.30	$11.32	$11.11
Total Return (%)[3]	1.36	(15.00)	6.72	5.62	10.37		0.60	(15.67)	5.91	4.89	9.50
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$30,510	$35,084	$45,932	$44,146	$42,662		$12,558	$14,315	$20,154	$20,137	$20,303
Ratios of expenses to average net assets (%)	0.71	0.71	0.71	0.70	0.70		1.46	1.46	1.46	1.45	1.45
Ratio of net investment income to average net assets (%)	2.24	1.97	0.86	1.19	3.38	[2]	1.49	1.27	0.11	0.45	2.60	[2]
Portfolio turnover (%)[4]	53	84	63	73	57		53	84	63	73	57

1 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

2 In 2019, the Fund reported distributions of capital gains from investment companies as part of net investment income in the financial highlights. Had the Fund reported these capital gains as net realized and unrealized gain (loss) on investments, net investment income, net realized and unrealized gain (loss) on investments, and the ratio of net investment income to average net assets would have been; $0.17, $0.87, and 1.64%, respectively, for the class A Shares and $0.10, $0.87, and 0.89%, respectively, for the class C shares.

3 Total return without applicable sales charge.

4 Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

	MODERATE ALLOCATION FUND
	CLASS A						CLASS C
	Year Ended October 31,						Year Ended October 31,
	2023	2022	2021	2020	2019		2023	2022	2021	2020	2019
Net Asset Value at beginning of period	$9.59	$12.22	$11.85	$11.76	$11.59		$9.49	$12.09	$11.70	$11.61	$11.47
Income from Investment Operations:
Net investment income	0.20	0.28	0.09	0.12 [1]	0.51	[1,2]	0.12	0.19	(0.01)	0.02 [1]	0.42	[1,2]
Net realized and unrealized gain (loss) on investments	0.04	(1.94)	1.35	0.43	0.60	[2]	0.05	(1.92)	1.34	0.44	0.59	[2]
Total from investment operations	0.24	(1.66)	1.44	0.55	1.11		0.17	(1.73)	1.33	0.46	1.01
Less Distributions From:
Net investment income	(0.13)	(0.29)	(0.13)	(0.17)	(0.17)		(0.07)	(0.19)	–	(0.08)	(0.10)
Capital gains	–	(0.68)	(0.94)	(0.29)	(0.77)		–	(0.68)	(0.94)	(0.29)	(0.77)
Total distributions	(0.13)	(0.97)	(1.07)	(0.46)	(0.94)		(0.07)	(0.87)	(0.94)	(0.37)	(0.87)
Net increase (decrease) in net asset value	0.11	(2.63)	0.37	0.09	0.17		0.10	(2.60)	0.39	0.09	0.14
Net Asset Value at end of period	$9.70	9.59	$12.22	$11.85	$11.76		$9.59	$9.49	$12.09	$11.70	$11.61
Total Return (%)[3]	2.55	(14.88)	12.66	4.75	10.69		1.79	(15.47)	11.79	3.99	9.78
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$85,230	$92,669	$119,035	$111,135	$112,916		$5,507	$6,244	$8,849	$9,230	$9,607
Ratios of expenses to average net assets (%)	0.70	0.71	0.71	0.70	0.70		1.45	1.46	1.46	1.45	1.45
Ratio of net investment income to average net assets (%)	1.97	2.54	0.70	0.96	4.42	[2]	1.22	1.83	(0.03)	0.22	3.68	[2]
Portfolio turnover (%)[4]	67	95	71	87	64		67	95	71	87	64

1 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

2 In 2019, the Fund reported distributions of capital gains from investment companies as part of net investment income in the financial highlights. Had the Fund reported these capital gains as net realized and unrealized gain(loss) on investments, net investment income, net realized and unrealized gain (loss) on investments, and the ratio of net investment income to average net assets would have been; $0.17, $0.94, and 1.39%, respectively, for the class A Shares and $0.08, $0.93, and 0.64%, respectively, for the class C shares.

3 Total return without applicable sales charge.

4 Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

52

Madison Funds | October 31, 2023

Financial Highlights for a Share of Beneficial Interest Outstanding - continued

	AGGRESSIVE ALLOCATION FUND
	CLASS A						CLASS C
	Year Ended October 31,						Year Ended October 31,
	2023	2022	2021	2020	2019		2023	2022	2021	2020	2019
Net Asset Value at beginning of period	$9.83	$12.75	$11.81	$12.02	$12.01		$9.45	$12.29	$11.42	$11.63	$11.66
Income from Investment Operations:
Net investment income	0.18	0.33	0.08	0.10 [1]	0.56	[1,2]	0.08	0.24	(0.01)	0.03 [1]	0.48 [1,2]
Net realized and unrealized gain (loss)
on investments	0.17	(2.07)	1.89	0.33	0.57	[2]	0.19	(2.00)	1.82	0.30	0.54 [2]
Total from investment operations	0.35	(1.74)	1.97	0.43	1.13		0.27	(1.76)	1.81	0.33	1.02
Less Distributions From:
Net investment income	(0.12)	(0.34)	(0.09)	(0.16)	(0.14)		(0.06)	(0.24)	–	(0.06)	(0.07)
Capital gains	–	(0.84)	(0.94)	(0.48)	(0.98)		–	(0.84)	(0.94)	(0.48)	(0.98)
Total distributions	(0.12)	(1.18)	(1.03)	(0.64)	(1.12)		(0.06)	(1.08)	(0.94)	(0.54)	(1.05)
Net increase (decrease) in net asset value	0.23	(2.92)	0.94	(0.21)	0.01		0.21	(2.84)	0.87	(0.21)	(0.03)
Net Asset Value at end of period	$10.06	$9.83	$12.75	$11.81	$12.02		$9.66	$9.45	$12.29	$11.42	$11.63
Total Return (%)[3]	3.62	(15.22)	17.33	3.59	10.93		2.83	(15.84)	16.39	2.88	10.11
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$48,888	$48,969	$60,837	$56,089	$54,974		$1,957	$2,283	$3,082	$2,655	$2,263
Ratios of expenses to average net assets (%)	0.70	0.71	0.71	0.70	0.70		1.46	1.46	1.46	1.45	1.45
Ratio of net investment income to average net assets (%)	1.74	2.89	0.62	0.78	4.77	[2]	1.02	2.23	(0.14)	(0.01)	4.15 [2]
Portfolio turnover (%)[4]	71	99	84	105	79		71	99	84	105	79

1 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

2 In 2019, the Fund reported distributions of capital gains from investment companies as part of net investment income in the financial highlights. Had the Fund reported these capital gains as net realized and unrealized gain(loss) on investments, net investment income, net realized and unrealized gain (loss) on investments, and the ratio of net investment income to average net assets would have been; $0.15, $0.98, and 1.25%, respectively, for the class A Shares and $0.07, $0.95, and 0.50%, respectively, for the class C shares.

3 Total return without applicable sales charge.

4 Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

	DIVERSIFIED INCOME FUND
	CLASS A					CLASS C
	Year Ended October 31,					Year Ended October 31,
	2023	2022	2021	2020	2019	2023	2022	2021	2020	2019
Net Asset Value at beginning of period	$15.06	$18.42	$15.52	$16.37	$15.98	$15.21	$18.58	$15.65	$16.48	$16.07
Income from Investment Operations:
Net investment income	0.31	0.27	0.23	0.26 [1]	0.28 [1]	0.20	0.14	0.09	0.15 [1]	0.16 [1]
Net realized and unrealized gain (loss) on investments	(0.47)	(1.54)	3.11	(0.04)	1.64	(0.48)	(1.55)	3.14	(0.03)	1.66
Total from investment operations	(0.16)	(1.27)	3.34	0.22	1.92	(0.28)	(1.41)	3.23	0.12	1.82
Less Distributions From:
Net investment income	(0.31)	(0.28)	(0.24)	(0.27)	(0.29)	(0.20)	(0.15)	(0.10)	(0.15)	(0.17)
Capital gains	(0.89)	(1.81)	(0.20)	(0.80)	(1.24)	(0.89)	(1.81)	(0.20)	(0.80)	(1.24)
Total distributions	(1.20)	(2.09)	(0.44)	(1.07)	(1.53)	(1.09)	(1.96)	(0.30)	(0.95)	(1.41)
Net increase (decrease) in net asset value	(1.36)	(3.36)	2.90	(0.85)	0.39	(1.37)	(3.37)	2.93	(0.83)	0.41
Net Asset Value at end of period	$13.70	$15.06	$18.42	$15.52	$16.37	$13.84	$15.21	$18.58	$15.65	$16.48
Total Return (%)[2]	(1.35)	(7.92)	21.74	1.27	13.51	(2.14)	(8.62)	20.82	0.62	12.72
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s) $	119,989	$136,578	$158,336	$134,213	$139,683	$20,240	$22,524	$20,812	$16,888	$16,090
Ratios of expenses to average net assets (%)	1.00	1.11	1.11	1.10	1.10	1.75	1.86	1.85	1.85	1.84
Ratio of net investment income to average
net assets (%)	2.14	1.61	1.27	1.66	1.80	1.39	0.88	0.52	0.91	1.05
Portfolio turnover (%)[3]	118	32	34	31	34	118	32	34	31	34

1 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

2 Total return without applicable sales charge.

3 Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

53

Madison Funds | October 31, 2023

Financial Highlights for a Share of Beneficial Interest Outstanding – continued

	TAX-FREE VIRGINIA FUND					TAX-FREE NATIONAL FUND
	CLASS Y					CLASS Y
	Year Ended October 31,					Year Ended October 31,
	2023	2022	2021	2020	2019	2023	2022	2021	2020	2019
Net Asset Value at beginning of period	$10.33	$11.71	$11.89	$11.71	$11.08	$9.73	$10.98	$11.08	$10.96	$10.41
Income from Investment Operations:
Net investment income	0.19	0.18	0.19	0.20 [1]	0.23 [1]	0.20	0.18	0.18	0.21 [1]	0.24 [1]
Net realized and unrealized gain (loss) on investments	(0.13)	(1.34)	(0.17)	0.18	0.63	(0.09)	(1.15)	(0.10)	0.15	0.61
Total from investment operations	0.06	(1.16)	0.02	0.38	0.86	0.11	(0.97)	0.08	0.36	0.85
Less Distributions From:
Net investment income	(0.19)	(0.18)	(0.19)	(0.20)	(0.23)	(0.20)	(0.18)	(0.18)	(0.21)	(0.24)
Capital gains	–	(0.04)	(0.01)	–	–	(0.07)	(0.10)	–	(0.03)	(0.06)
Total distributions	(0.19)	(0.22)	(0.20)	(0.20)	(0.23)	(0.27)	(0.28)	(0.18)	(0.24)	(0.30)
Net increase (decrease) in net asset value	(0.13)	(1.38)	(0.18)	0.18	0.63	(0.16)	(1.25)	(0.10)	0.12	0.55
Net Asset Value at end of period	$10.20	$10.33	$11.71	$11.89	$11.71	$9.57	$9.73	$10.98	$11.08	$10.96
Total Return (%)[2]	0.56	(10.01)	0.10	3.24	7.78	1.06	(8.98)	0.75	3.36	8.20
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$16,575	$17,746	$20,620	$21,572	$22,225	$17,114	$17,621	$22,331	$23,377	$23,807
Ratios of expenses to average net assets (%)	0.86	0.86	0.86	0.85	0.85	0.76	0.76	0.76	0.75	0.75
Ratio of net investment income to average net assets (%)	1.82	1.65	1.57	1.66	1.96	2.02	1.74	1.65	1.91	2.19
Portfolio turnover (%)[3]	15	17	10	7	22	16	10	18	13	26

1 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

2 Total return without applicable sales charge.

3 Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

	HIGH QUALITY BOND FUND
	CLASS Y
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value at beginning of period	$9.99	$11.15	$11.42	$11.11	$10.64
Income from Investment Operations:
Net investment income	0.20	0.13	0.10	0.13 [1]	0.21 [1]
Net realized and unrealized gain (loss) on investments	(0.01)	(1.11)	(0.24)	0.32	0.47
Total from investment operations	0.19	(0.98)	(0.14)	0.45	0.68
Less Distributions From:
Net investment income	(0.19)	(0.12)	(0.10)	(0.14)	(0.21)
Capital gains	–	(0.06)	(0.03)	–	–
Total distributions	(0.19)	(0.18)	(0.13)	(0.14)	(0.21)
Net increase (decrease) in net asset value	–	(1.16)	(0.27)	0.31	0.47
Net Asset Value at end of period	$9.99	$9.99	$11.15	$11.42	$11.11
Total Return (%)[2]	1.92	(8.88)	(1.21)	4.08	6.43
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$42,307	$61,707	$115,682	$184,881	$90,407
Ratios of expenses to average net assets (%)
Before reimbursement of expenses by Adviser (%)	0.50	0.50	0.50	0.49	0.49
After reimbursement of expenses by Adviser (%)	0.50	0.46	0.40	0.46	0.49
Ratio of net investment income to average net assets
Before reimbursement of expenses by Adviser (%)	1.91	1.04	0.76	1.17	1.88
After reimbursement of expenses by Adviser (%)	1.91	1.07	0.86	1.20	1.88
Portfolio turnover (%)[3]	45	23	13	21	20

1 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

2 Total return without applicable sales charge.

3 Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

54

Madison Funds | October 31, 2023

Financial Highlights for a Share of Beneficial Interest Outstanding – continued

	HIGH QUALITY BOND FUND
	CLASS I
	Year Ended October 31,	Period Ended October 31,
	2023	2022*
Net Asset Value at beginning of period	$10.05	$10.84
Income from Investment Operations:
Net investment income	0.22	0.09
Net realized and unrealized gain (loss) on investments	(0.02)	(0.79)
Total from investment operations	0.20	(0.70)
Less Distributions From:
Net investment income	(0.20)	(0.09)
Total distributions	(0.20)	(0.09)
Net increase (decrease) in net asset value	–	(0.79)
Net Asset Value at end of period	$10.05	$10.05
Total Return (%)[1]	2.00	(6.44)[2]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$11,248	$15,078
Before reimbursement of expenses by Adviser (%)	0.41	0.413
After reimbursement of expenses by Adviser (%)	0.41	0.413
Ratio of net investment income to average net assets
Before reimbursement of expenses by Adviser (%)	2.00	1.32 [3]
After reimbursement of expenses by Adviser (%)	2.00	1.32 [3]
Portfolio turnover (%)[4]	45	23 [2]

* Class I shares commenced operations effective March 1, 2022.

1 Total return without applicable sales charge.

2 Not annualized.

3 Annualized.

4 Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

	CORE BOND FUND
	CLASS A					CLASS Y
	Year Ended October 31,					Year Ended October 31,
	2023	2022	2021	2020	2019	2023	2022	2021	2020	2019
Net Asset Value at beginning of period	$8.65	$10.45	$10.78	$10.28	$9.55	$8.60	$10.39	$10.71	$10.25	$9.52
Income from Investment Operations:
Net investment income	0.24	0.16	0.14	0.181	0.24 [1]	0.25	0.13	(0.02)	0.20 [1]	0.25 [1]
Net realized and unrealized gain (loss) on investments	(0.23)	(1.75)	(0.12)	0.53	0.74	(0.21)	(1.69)	0.10	0.52	0.75
Total from investment operations	0.01	(1.59)	0.02	0.71	0.98	0.04	(1.56)	0.08	0.72	1.00
Less Distributions From:
Net investment income	(0.23)	(0.15)	(0.14)	(0.19)	(0.25)	(0.26)	(0.17)	(0.19)	(0.24)	(0.27)
Capital gains	–	(0.06)	(0.21)	(0.02)	–	–	(0.06)	(0.21)	(0.02)	–
Total distributions	(0.23)	(0.21)	(0.35)	(0.21)	(0.25)	(0.26)	(0.23)	(0.40)	(0.26)	(0.27)
Net increase (decrease) in net asset value	(0.22)	(1.80)	(0.33)	0.50	0.73	(0.22)	(1.79)	(0.32)	0.46	0.73
Net Asset Value at end of period	$8.43	$8.65	$10.45	$10.78	$10.28	$8.38	$8.60	$10.39	$10.71	$10.25
Total Return (%)[2]	0.07	(15.47)	0.21	7.00	10.37	0.32	(15.25)	0.73	7.13	10.67
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$29,453	$32,990	$43,577	$47,304	$28,902	$6,482	$6,954	$10,783	$102,811	$121,000
Ratios of expenses to average net assets (%)	0.85	0.85	0.87	0.90	0.90	0.60	0.60	0.65	0.65	0.65
Ratio of net investment income to average net assets (%)	2.65	1.57	1.31	1.78	2.35	2.90	1.80	1.65	2.03	2.60
Portfolio turnover (%)[3]	30	21	30	61	36	30	21	30	61	36

1 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

2 Total return without applicable sales charge.

3 Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

55

Madison Funds | October 31, 2023

Financial Highlights for a Share of Beneficial Interest Outstanding - continued

	CORE BOND FUND
	CLASS I				CLASS R6
	Year Ended		Period Ended		Year Ended	Period Ended
	October 31,		October 31,		October 31,	October 31,
	2023	2022	2021*		2023	2022**
Net Asset Value at beginning of period	$8.56	$10.36	$10.39		$8.56	$9.90
Income from Investment Operations:
Net investment income	0.27	0.17	0.11		0.27	0.13
Net realized and unrealized gain (loss) on investments	(0.22)	(1.72)	(0.02)		(0.22)	(1.33)
Total from investment operations	0.05	(1.55)	0.09		0.05	(1.20)
Less Distributions From:
Net investment income	(0.27)	(0.19)	(0.12)		(0.27)	(0.14)
Capital gains	–	(0.06)	–		–	–
Total distributions	(0.27)	(0.25)	(0.12)		(0.27)	(0.14)
Net increase (decrease) in net asset value	(0.22)	(1.80)	(0.03)		(0.22)	(1.34)
Net Asset Value at end of period	$8.34	$8.56	$10.36		$8.34	$8.56
Total Return (%)[1]	0.42	(15.20)	0.88	[2]	0.50	(12.22)[2]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$52,699	$45,963	$133,692		$92,952	$93,641
Ratios of expenses to average net assets (%)	0.50	0.50	0.50	[3]	0.42	0.42 [3]
Ratio of net investment income to average net assets (%)	3.01	1.77	1.57	[3]	3.09	2.20 [3]
Portfolio turnover (%)[4]	30	21	30	[2]	30	21 [2]

* Class I shares commenced operations effective March 1, 2021.

** Class R6 shares commenced operations effective March 1, 2022.

1 Total return without applicable sales charge.

2 Not annualized.

3 Annualized.

4 Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

	COVERED CALL & EQUITY INCOME FUND
	CLASS A					CLASS C					CLASS Y
	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2023	2022	2021	2020	2019	2023	2022	2021	2020	2019	2023	2022	2021	2020	2019
Net Asset Value at beginning of period	$9.19	$9.60	$7.80	$7.84	$8.52	$8.27	$8.74	$7.19	$7.31	$8.04	$9.57	$9.95	$8.05	8.06	$8.73
Income from Investment Operations:
Net investment income (loss)	0.32	0.05	0.02	(0.09)[1]	0.03 [1]	0.59	0.05	(0.08)	(0.18)[1]	(0.05)[1]	0.17	(0.21)	0.04	(0.39)[1]	0.12 [1]
Net realized and unrealized gain (loss) on investments	0.33	0.17	2.37	0.60	0.05	(0.06)	0.10	2.21	0.60	0.07	0.54	0.46	2.45	0.94	(0.02)
Total from investment operations	0.65	0.22	2.39	0.51	0.08	0.53	0.15	2.13	0.42	0.02	0.71	0.25	2.49	0.55	0.10
Less Distributions From:
Net investment income	(0.66)	(0.43)	(0.43)	(0.39)	(0.44)	(0.65)	(0.42)	(0.42)	(0.38)	(0.43)	(0.67)	(0.43)	(0.43)	(0.40)	(0.45)
Capital gains	–	(0.20)	(0.16)	(0.16)	(0.32)	–	(0.20)	(0.16)	(0.16)	(0.32)	–	(0.20)	(0.16)	(0.16)	(0.32)
Total distributions	(0.66)	(0.63)	(0.59)	(0.55)	(0.76)	(0.65)	(0.62)	(0.58)	(0.54)	(0.75)	(0.67)	(0.63)	(0.59)	(0.56)	(0.77)
Net increase (decrease) in net asset value	(0.01)	(0.41)	1.80	(0.04)	(0.68)	(0.12)	(0.47)	1.55	(0.12)	(0.73)	0.04	(0.38)	1.90	(0.01)	(0.67)
Net Asset Value at end of period	$9.18	$9.19	$9.60	$7.80	$7.84	$8.15	$8.27	$8.74	$7.19	$7.31	$9.61	$9.57	$9.95	$8.05	$8.06
Total Return (%)[2]	7.18	2.50	31.18	7.10	1.46	6.41	1.92	30.17	6.31	0.68	7.49	2.78	31.54	7.34	1.60
Ratios/Supplemental Data:

Net Assets at end of period (in 000’s)	$20,690	$14,044	$14,811	$11,996	$13,748	$14,192	$8,365	$8,336	$7,156	$8,191	$57,277	$36,964	$66,982	$59,966	$102,018
Ratios of expenses to average net assets (%)	1.26	1.26	1.26	1.25	1.25	2.01	2.01	2.01	2.01	2.00	1.01	1.01	1.01	1.01	1.00
Ratio of net investment income to average net assets (%)	1.50	0.57	0.09	0.70	1.05	0.75	(0.18)	(0.66)	(0.05)	0.29	1.75	0.84	0.34	0.98	1.28
Portfolio turnover (%)[3]	102	99	162	108	116	102	99	162	108	116	102	99	162	108	116

1 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

2 Total return without applicable sales charge.

3 Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

56

Madison Funds | October 31, 2023

Financial Highlights for a Share of Beneficial Interest Outstanding - continued

	COVERED CALL & EQUITY INCOME FUND
	CLASS I [1]
	Year Ended October 31,	Period Ended October 31,
	2023	2022
Net Asset Value at beginning of period	$9.57	$9.79
Income from Investment Operations:
Net investment income	0.29	0.38
Net realized and unrealized gain (loss) on investments	0.43	(0.18)
Total from investment operations	0.72	0.20
Less Distributions From:
Net investment income	(0.67)	(0.42)
Total distributions	(0.67)	(0.42)
Net increase (decrease) in net asset value	0.05	(0.22)
Net Asset Value at end of period	$9.62	$9.57
Total Return (%)[2]	7.61	2.22	[3]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$150,951	$75,060
Ratios of expenses to average net assets (%)	0.96	0.96	[4]
Ratio of net investment income to average net assets (%)	1.80	1.06	[4]
Portfolio turnover (%)[5]	102	99	[3]

1 Class I shares commenced operations effective March 1, 2022.

2 Total return without applicable sales charge.

3 Not annualized.

4 Annualized.

5 Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

	COVERED CALL & EQUITY INCOME FUND
	CLASS R6
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value at beginning of period	$9.74	$10.12	$8.17	$8.16	$8.81
Income from Investment Operations:
Net investment income (loss)	0.03	0.04	0.17	(0.45)[1]	0.18 [1]
Net realized and unrealized gain (loss) on investments	0.71	0.23	2.37	1.02	(0.06)
Total from investment operations	0.74	0.27	2.54	0.57	0.12
Less Distributions From:
Net investment income	(0.67)	(0.45)	(0.43)	(0.40)	(0.45)
Capital gains.	–	(0.20)	(0.16)	(0.16)	(0.32)
Total distributions	(0.67)	(0.65)	(0.59)	(0.56)	(0.77)
Net increase (decrease) in net asset value	0.07	(0.38)	1.95	0.01	(0.65)
Net Asset Value at end of period	$9.81	$9.74	$10.12	$8.17	$8.16
Total Return (%)[2]	7.71	2.89	31.69	7.51	1.82
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$1,178	$765	$544	$1,439	$2,385
Ratios of expenses to average net assets (%)	0.88	0.88	0.88	0.87	0.87
Ratio of net investment income to average net assets (%)	1.85	0.95	0.60	1.10	1.41
Portfolio turnover (%)[3]	102	99	162	108	116

1 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

2 Total return without applicable sales charge.

3 Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

57

Madison Funds | October 31, 2023

Financial Highlights for a Share of Beneficial Interest Outstanding - continued

	DIVIDEND INCOME FUND
	CLASS A*
	Year Ended October 31,			Period Ended October 31,
	2023	2022	2021	2020
Net Asset Value at beginning of period	$29.27	$34.13	$26.10	$25.17
Income from Investment Operations:
Net investment income	0.56	0.52	0.39	0.16	[1]
Net realized and unrealized gain (loss) on investments	(1.90)	(1.73)	8.06	0.98
Total from investment operations	(1.34)	(1. 21)	8.45	1.14
Less Distributions From:
Net investment income	(0.58)	(0.44)	(0.42)	(0.21)
Capital gains	(2.01)	(3.21)	–	–
Total distributions	(2.59)	(3.65)	(0.42)	(0.21)
Net Increase (decrease) in net asset value	(3.93)	(4.86)	8.03	0.93
Net Asset Value at end of period	$25.34	$29.27	$34.13	$26.10
Total Return (%)[2]	(5.23)	(4.23)	32.52	4.53	[3]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$48,746	$55,902	$62,716	$51,207
Ratios of expenses to average net assets (%)	1.16	1.16	1.16	1.17	[4]
Ratio of net investment income to average net assets (%)	1.97	1.64	1.25	1.09	[4]
Portfolio turnover (%)[5]	26	33	31	33	[3]

* Class A shares commenced operations effective June 1, 2020.

1 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

2 Total return without applicable sales charge.

3 Not annualized.

4 Annualized.

5 Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

	DIVIDEND INCOME FUND
	CLASS Y
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value at beginning of period	$29.29	$34.19	$26.14	$27.65	$27.01
Income from Investment Operations:
Net investment income	0.69	0.60	0.50	0.51 [1]	0.46 [1]
Net realized and unrealized gain (loss) on investments	(1.96)	(1.73)	8.03	(0.88)	3.12
Total from investment operations	(1.27)	(1. 13)	8.53	(0.37)	3.58
Less Distributions From:
Net investment income	(0.65)	(0.56)	(0.48)	(0.45)	(0.43)
Capital gains	(2.01)	(3.21)	–	(0.69)	(2.51)
Total distributions	(2.66)	(3.77)	(0.48)	(1.14)	(2.94)
Net Increase (decrease) in net asset value	(3.93)	(4.90)	8.05	(1.51)	0.64
Net Asset Value at end of period	$25.36	$29.29	$34.19	$26.14	$27.65
Total Return (%)[2]	(4.99)	(3.98)	32.81	(1.42)	15.48
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$98,291	$165,998	$188,287	$171,733	$220,725
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.91	0.91	0.91	1.02	1.10
After reimbursement of expenses by Adviser (%)	0.91	0.91	0.91	0.93	0.95
Ratio of net investment income (loss) to average net assets
Before reimbursement of expenses by Adviser (%)	2.23	1.89	1.50	1.72	1.64
After reimbursement and waiver of expenses by Adviser (%)	2.23	1.89	1.50	1.81	1.79
Portfolio turnover (%)[3]	26	33	31	33	28

1 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

2 Total return without applicable sales charge.

3 Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

58

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	DIVIDEND INCOME FUND
	CLASS I
	Year Ended October 31,			Period Ended October 31,
	2023	2022	2021	2020[1]
Net Asset Value at beginning of period	$29.27	$34.20	$26.14	$27.19
Income from Investment Operations:
Net investment income	0.67	0.63	0.52	0.06	[2]
Net realized and unrealized gain (loss) on investments	(1.91)	(1.73)	8.05	(1.02)
Total from investment operations	(1.24)	(1.10)	8.57	(0.96)
Less Distributions From:
Net investment income	(0.68)	(0.62)	(0.51)	(0.09)
Capital gains	(2.01)	(3.21)	–	–
Total distributions	(2.69)	(3.83)	(0.51)	(0.09)
Net Increase (decrease) in net asset value	(3.93)	(4.93)	8.06	(1.05)
Net Asset Value at end of period	$25.34	$29.27	$34.20	$26.14
Total Return (%)[3]	(4.90)	(3.88)	32.95	(3.53)[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$38,826	$59,812	$72,215	$51,725
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.81	0.81	0.81	0.82	[5]
After reimbursement of expenses by Adviser (%)	0.81	0.81	0.81	0.82	[5]
Ratio of net investment income (loss) to average net assets
Before reimbursement of expenses by Adviser (%)	2.34	2.02	1.60	1.55	[5]
After reimbursement and waiver of expenses by Adviser (%)	2.34	2.02	1.60	1.55	[5]
Portfolio turnover (%)[6]	26	33	31	33	[4]

1 Class I shares commenced operations effective September 1, 2020.

2 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

3 Total return without applicable sales charge.

4 Not annualized.

5 Annualized.

6 Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

	DIVIDEND INCOME FUND
	CLASS R6
	Year Ended	Period Ended
	October 31,	October 31,
	2023	2022*
Net Asset Value at beginning of period	$29.28	$31.05
Income from Investment Operations:
Net investment income	0.63	0.39
Net realized and unrealized gain (loss) on investments	(1.85)	(1.72)
Total from investment operations	(1.22)	(1.33)
Less Distributions From:
Net investment income	(0.70)	(0.44)
Capital gains	(2.01)	–
Total distributions	(2.71)	(0.44)
Net Increase (decrease) in net asset value	(3.93)	(1.77)
Net Asset Value at end of period	$25.35	$29.28
Total Return (%)[1]	(4.82)	(4.25)[2]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$11,657	$19,575
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.73	0.73 [3]
After reimbursement of expenses by Adviser (%)	0.73	0.73 [3]
Ratio of net investment income (loss) to average net assets
After reimbursement and waiver of expenses by Adviser (%)	2.41	2.03
Portfolio turnover (%)[4]	26	33 [2]

* Class R6 shares commenced operations effective March 1, 2022.

1 Total return without applicable sales charge.

2 Not annualized.

3 Annualized.

4 Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

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Financial Highlights for a Share of Beneficial Interest Outstanding – continued

	INVESTORS FUND
	CLASS A					CLASS Y					CLASS R6
	Year Ended October 31,					Year Ended October 31,					Year Ended October 31,
	2023	2022	2021	2020	2019	2023	2022	2021	2020	2019	2023	2022	2021	2020	2019
Net Asset Value at beginning of period	$23.65	$28.72	$23.81	$23.76	$23.85	$23.72	$28.78	$23.84	$23.83	$23.92	$23.95	$29.09	$24.12	$24.06	$24.07
Income from Investment Operations:
Net investment income (loss)	(0.01)	(0.01)	(0.01)	0.04 [1]	0.06 [1]	0.06	0.05	0.12	0.14 [1]	0.12 [1]	0.11	0.08	0.11	0.03 [1]	0.16 [1]
Net realized and unrealized gain (loss) on investments	3.09	(2.92)	7.29	1.31	3.39	3.09	(2.93)	7.24	1.29	3.39	3.10	(2.93)	7.37	1.45	3.43
Total from investment operations	3.08	(2.93)	7.28	1.35	3.45	3.15	(2.88)	7.36	1.43	3.51	3.21	(2.85)	7.48	1.48	3.59
Less Distributions From:
Net investment income	–	–	–	–	(0.10)	(0.06)	(0.04)	(0.05)	(0.12)	(0.16)	(0.14)	(0.15)	(0.14)	(0.12)	(0.16)
Capital gains	(1.45)	(2.14)	(2.37)	(1.30)	(3.44)	(1.45)	(2.14)	(2.37)	(1.30)	(3.44)	(1.45)	(2.14)	(2.37)	(1.30)	(3.44)
Total distributions	(1.45)	(2.14)	(2.37)	(1.30)	(3.54)	(1.51)	(2.18)	(2.42)	(1.42)	(3.60)	(1.59)	(2.29)	(2.51)	(1.42)	(3.60)
Net increase (decrease) in net asset value	1.63	(5.07)	4.91	0.05	(0.09)	1.64	(5.06)	4.94	0.01	(0.09)	1.62	(5.14)	4.97	0.06	(0.01)
Net Asset Value at end of period	$25.28	$23.65	$28.72	$23.81	$23.76	$25.36	$23.72	$28.78	$23.84	$23.83	$25.57	$23.95	$29.09	$24.12	$24.06
Total Return (%)[2]	13.75	(11.33)	32.37	5.75	18.37	14.03	(11.13)	32.72	6.06	18.63	14.23	(10.96)	32.96	6.21	18.88
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$93,711	$88,286	$108,515	$88,934	$86,476	$97,446	$89,391	$112,166	$157,991	$244,443	$61,787	$50,843	$84,331	$70,490	$8,063
Ratios of expenses to average net
assets (%)	1.16	1.16	1.16	1.18	1.20	0.91	0.91	0.91	0.94	0.95	0.73	0.73	0.73	0.74	0.77
Ratio of net investment income (loss) to
average net assets (%)	(0.03)	(0.05)	(0.03)	0.18	0.23	0.22	0.21	0.25	0.54	0.47	0.40	0.41	0.39	0.26	0.65
Portfolio turnover (%)[3]	22	18	17	41	23	22	18	17	41	23	22	18	17	41	23

1 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

2 Total return without applicable sales charge.

3 Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

	INVESTORS FUND
	CLASS I
	Year Ended October 31,			Period Ended October 31,
	2023	2022	2021	2020[1]
Net Asset Value at beginning of period	$23.67	$28.75	$23.84	$24.51
Income from Investment Operations:
Net investment income	0.10	0.07	0.10	0.00 [2,3]
Net realized and unrealized gain (loss) on investments	3.07	(2.91)	7.28	(0.67)
Total from investment operations	3.17	(2.84)	7.38	(0.67)
Less Distributions From:
Net investment income	(0.11)	(0.10)	(0.10)	–
Capital gains	(1.45)	(2.14)	(2.37)	–
Total distributions	(1.56)	(2.2 4)	(2.47)	–
Net Increase (decrease) in net asset value	1.61	(5.08)	4.91	(0.67)
Net Asset Value at end of period	$25.28	$23.67	$28.75	$23.84
Total Return (%)[4]	14.17	(11.03)	32.87	(2.73)[5]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$80,308	$71,885	$104,617	$20,643
Ratios of expenses to average net assets (%)	0.81	0.81	0.81	0.826
Ratio of net investment income (loss) to average net assets (%)	0.31	0.31	0.30	0.026
Portfolio turnover (%)[7]	22	18	17	41 [5]

1 Class I shares commenced operations effective September 1, 2020.

2 Amounts represent less than $ 0.005 per share.

3 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

4 Total return without applicable sales charge.

5 Not annualized.

6 Annualized.

7 Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

60

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Financial Highlights for a Share of Beneficial Interest Outstanding – continued

	SUSTAINABLE EQUITY FUND
	CLASS Y		CLASS I
	Year Ended	Period Ended	Year Ended	Period Ended
	October 31,	October 31,	October 31,	October 31,
	2023	2022[1]	2023	2022[1]
Net Asset Value at beginning of period	$8.21	$10.00	$8.22	$10.00
Income from Investment Operations:
Net investment income	0.07	0.03	0.09	0.03
Net realized and unrealized gain (loss) on investments	0.34	(1.82)	0.33	(1.81)
Total from investment operations	0.41	(1.79)	0.42	(1.78)
Less Distributions From:
Net investment income	(0.04)	–	(0.05)	–
Total distributions	(0.04)	–	(0.05)	–
Net increase (decrease) in net asset value	0.37	(1.79)	0.37	(1.78)
Net Asset Value at end of period	$8.58	$8.21	$8.59	$8.22
Total Return (%)[2]	5.00	(17.90)[3]	5.10	(17.80)[3]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$101	$82	$7,958	$9,198
Ratios of expenses to average net assets (%)	0.91	0.894	0.81	0.81 [4]
Ratio of net investment income (loss) to average net assets (%)	0.82	0.464	0.93	0.60 [4]
Portfolio turnover (%)[5]	34	12 [3]	34	12 [3]

1 The Sustainable Equity Fund was launched on December 31, 2021 and commenced operations effective January 3, 2022.

2 Total return without applicable sales charge.

3 Not annualized.

4 Annualized.

5 Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

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	MID CAP FUND
	CLASS A
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value at beginning of period	$11.68	$13.68	$10.26	$11.09	$9.77
Income from Investment Operations:
Net investment loss	(0.04)	(0.09)	(0.07)	(0.08)[1]	(0.07)[1]
Net realized and unrealized gain (loss) on investments	1.27	(1.27)	3.91	(0.32)	2.07
Total from investment operations	1.23	(1.36)	3.84	(0.40)	2.00
Less Distributions From:
Capital gains	(0.25)	(0.64)	(0.42)	(0.43)	(0.68)
Total distributions	(0.25)	(0.64)	(0.42)	(0.43)	(0.68)
Net increase (decrease) in net asset value	0.98	(2.00)	3.42	(0.83)	1.32
Net Asset Value at end of period	$12.66	$11.68	$13.68	$10.26	$11.09
Total Return (%)[2]	10.68	(10.62)	38.24	(3.81)	22.65
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$66,717	$63,417	$76,625	$58,782	$66,250
Ratios of expenses to average net assets (%)	1.39	1.40	1.39	1.40	1.40
Ratio of net investment income to average net assets (%)	(0.25)	(0.59)	(0.50)	(0.64)	(0.59)
Portfolio turnover (%)[3]	10	24	24	24	25

1 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

2 Total return without applicable sales charge.

3 Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

	MID CAP FUND
	CLASS Y
	Year Ended October 31,
	2023	2022	2021	2020		2019
Net Asset Value at beginning of period	$12.58	$14.62	$10.89	$11.71		$10.23
Income from Investment Operations:
Net investment income (loss)	0.03	(0.03)	0.02	(0.03)[1]		(0.02)[1]
Net realized and unrealized gain (loss) on investments	1.36	(1.37)	4.13	(0.36)		2.18
Total from investment operations	1.39	(1.40)	4.15	(0.39)		2.16
Less Distributions From:
Net Investment Income	–	(0.00)[2]	–	(0.00	)2	–
Capital gains	(0.25)	(0.64)	(0.42)	(0.43)		(0.68)
Total distributions	(0.25)	(0.64)	(0.42)	(0.43)		(0.68)
Net increase (decrease) in net asset value	1.14	(2.04)	3.73	(0.82)		1.48
Net Asset Value at end of period	$13.72	$12.58	$14.62	$10.89		$11.71
Total Return (%)[3]	11.20	(10.17)	38.89	(3.52)		23.27
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$260,474	$253,477	$263,892	$323,841		$463,768
Ratios of expenses to average net assets (%)	0.94	0.95	0.95	0.97		0.98
Ratio of net investment income loss to average net assets (%)	0.20	(0.14)	(0.04)	(0.20)		(0.18)
Portfolio turnover (%)[4]	10	24	24	24		25

1 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

2 Amounts represent less than $ (0.005) per share.

3 Total return without applicable sales charge.

4 Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

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	MID CAP FUND
	CLASS I
	Year Ended October 31,			Period Ended October 31,
	2023	2022	2021	2020[1]
Net Asset Value at beginning of period	$12.60	$14.64	$10.90	$11.21
Income from Investment Operations:
Net investment income (loss)	0.04	0.00 [2]	(0.03)	0.01 [3]
Net realized and unrealized gain (loss) on investments	1.36	(1.38)	4.19	(0.30)
Total from investment operations	1.40	(1.38)	4.16	(0.31)
Less Distributions From:
Net Investment Income	–	(0.0 2)	(0.00)[2]	–
Capital gains	(0.25)	(0.64)	(0.42)	–
Total distributions	(0.25)	(0.66)	(0.42)	–
Net increase (decrease) in net asset value	1.15	(2.04)	3.74	(0.31)
Net Asset Value at end of period	$13.75	$12.60	$14.64	$10.90
Total Return (%)[4]	11.26	(10.08)	39.01	(2.77)[5]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$376,668	$274,918	$286,235	$61,805
Ratios of expenses to average net assets (%)	0.84	0.85	0.85	0.86 [6]
Ratio of net investment income to average net assets (%)	0.28	(0.04)	(0.01)	(0.43)[6]
Portfolio turnover (%)[7]	10	24	24	24 [5]

1 Class I shares commenced operations effective September 1, 2020.

2 Amounts represent less than $ (0.005) per share.

3 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

4 Total return without applicable sales charge.

5 Not annualized.

6 Annualized.

7 Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

	MID CAP FUND
	CLASS R6
	Year Ended October 31,
	2023	2022	2021	2020	2019
Net Asset Value at beginning of period	$12.94	$15.04	$11.19	$11.99	$10.44
Income from Investment Operations:
Net investment income (loss)	0.04	0.01	0.02	(0.02)[1]	(0.10)[1]
Net realized and unrealized gain (loss) on investments	1.42	(1.43)	4.27	(0.35)	2.33
Total from investment operations	1.46	(1.42)	4.29	(0.37)	2.23
Less Distributions From:
Net Investment Income	–	(0.04)	(0.02)	(0.00)[2]	–
Capital gains	(0.25)	(0.64)	(0.42)	(0.43)	(0.68)
Total distributions	(0.25)	(0.68)	(0.44)	(0.43)	(0.68)
Net increase (decrease) in net asset value	1.21	(2.10)	3.85	(0.80)	1.55
Net Asset Value at end of period	$14.15	$12.94	$15.04	$11.19	$11.99
Total Return (%)[3]	11.43	(10.07)	39.20	(3.26)	23.49
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$114,320	$88,723	$105,878	$91,562	$55,417
Ratios of expenses to average net assets (%)	0.76	0.77	0.77	0.77	0.76
Ratio of net investment income to average net assets (%)	0.37	0.05	0.14	(0.03)	(0.06)
Portfolio turnover (%)[4]	10	24	24	24	25

1 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

2 Amounts represent less than $0.005 per share.

3 Total return without applicable sales charge.

4 Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

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	SMALL CAP FUND
	CLASS A
					Period Ended		Inception to
	Year Ended October 31,				October 31,		September 30,
	2023	2022	2021	2020	2019[2]		2019[1]
Net Asset Value at beginning of period	$9.22	$15.55	$11.04	$11.14	$10.82		$10.53
Income from Investment Operations:
Net investment income (loss)	(0.04)	(0.05)	(0.09)	(0.02)[3]	(0.01)[3]		(0.01)[3]
Net realized and unrealized gain (loss) on investments	(0.14)	(2.81)	5.46	0.36	0.33		0.30
Total from investment operations	(0.18)	(2.86)	5.37	0.34	0.32		0.29
Less Distributions From:
Capital gains	(0.48)	(3.47)	(0.86)	(0.44)	–		–
Total distributions	(0.48)	(3.47)	(0.86)	(0.44)	–		–
Net increase (decrease) in net asset value	(0.66)	(6.33)	4.51	(0.10)	0.32		0.29
Net Asset Value at end of period	$8.56	$9.22	$15.55	$11.04	$11.14		$10.82
Total Return (%)[4]	(1.94)	(23.74)	50.17	3.02	2.96	[5]	2.75	[5]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s) $	3,275	$3,417	$4,847	$2,958	$3,457		$3,420
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.35	1.35	1.39	1.51	1.50	[6]	1.50	[6]
After reimbursement of expenses by Adviser (%).	1.35	1.35	1.38	1.47	1.46	[6]	1.46	[6]
Ratio of net investment income to average net assets
Before reimbursement of expenses by Adviser (%)	(0.42)	(0.52)	(0.67)	(0.18)	(1.07)[6]		(1.28)[6]
After reimbursement of expenses by Adviser (%).	(0.42)	(0.52)	(0.66)	(0.14)	(1.03)[6]		(1.24)[6]
Portfolio turnover (%)[7]	39	41	44	47	3		73	[5]

1 For accounting purposes, the Small Cap Fund Class A is treated as having commenced investment operations on August 31, 2019.

2 Disclosure represents the period October 1, 2019 to October 31, 2019.

3 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

4 Total return without applicable sales charge.

5 Not annualized.

6 Annualized.

7 Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

	SMALL CAP FUND
	CLASS Y
					Period Ended		Year Ended
	Year Ended October 31,				October 31,		September 30,
	2023	2022	2021	2020	2019[1]		2019
Net Asset Value at beginning of period	$9.35	$15.69	$11.11	$11.19	$10.87		$15.56
Income from Investment Operations:
Net investment income (loss)	(0.02)	(0.03)	(0.07)	0.02 [2]	(0.01)[2]		(0.04)[2]
Net realized and unrealized gain (loss) on investments	(0.14)	(2.84)	5.51	0.35	0.33		(1.39)
Total from investment operations	(0.16)	(2.87)	5.44	0.37	0.32		(1.43)
Less Distributions From:
Net investment income	–	(0.00)[3]	–	(0.01)	–		–
Capital gains	(0.48)	(3.47)	(0.86)	(0.44)	–		(3.26)
Total distributions	(0.48)	(3.47)	(0.86)	(0.45)	–		(3.26)
Net increase (decrease) in net asset value	(0.64)	(6.34)	4.58	(0.08)	0.32		(4.69)
Net Asset Value at end of period	$8.71	$9.35	$15.69	$11.11	$11.19		10.87
Total Return (%)[4]	(1.69)	(23.55)	50.50	3.27	2.94	[5]	(8.81)
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$143,591	$166,238	$253,625	$215,890	$263,527		$274,824
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	1.10	1.10	1.15	1.26	1.25	[6]	1.29
After reimbursement of expenses by Adviser (%).	1.10	1.10	1.14	1.22	1.21	[6]	1.29
Ratio of net investment income to average net assets
Before reimbursement of expenses by Adviser (%)	(0.17)	(0.27)	(0.42)	0.08	(0.82)[6]		(0.36)
After reimbursement of expenses by Adviser (%).	(0.17)	(0.27)	(0.40)	0.12	(0.78)[6]		(0.36)
Portfolio turnover (%)[7]	39	41	44	47	3	[5]	73

1 Disclosure represents the period October 1, 2019 to October 31, 2019.

2 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

3 Amounts represent less than $ (0.005) per share.

4 Total return without applicable sales charge.

5 Not annualized.

6 Annualized.

7 Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

See accompanying Notes to Financial Statements.

64

Madison Funds | October 31, 2023

Financial Highlights for a Share of Beneficial Interest Outstanding - continued

	SMALL CAP FUND
	CLASS I
	Year Ended October 31,		Period Ended October 31,
	2023	2022	2021[1]
Net Asset Value at beginning of period	$9.36	$15.70	$14.41
Income from Investment Operations:
Net investment income (loss)	(0.01)	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.15)	(2.83)	1.32
Total from investment operations	(0.16)	(2.85)	1.29
Less Distributions From:
Net investment income	–	(0.02)	–
Capital gains	(0.48)	(3.47)	–
Total distributions	(0.48)	(3. 49)	–
Net increase (decrease) in net asset value	(0.64)	(6.34)	1.29
Net Asset Value at end of period	$8.72	$9.36	$15.70
Total Return (%)[2]	(1.58)	(23.52)	8.95	[3]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$11,925	$13,863	$21,868
Before reimbursement of expenses by Adviser (%)	1.00	1.00	1.00	[4]
After reimbursement of expenses by Adviser (%).	1.00	1.00	1.004	[4]
Ratio of net investment income to average net assets
Before reimbursement of expenses by Adviser (%)	(0.07)	(0.16)	(0.36)[4]
After reimbursement of expenses by Adviser (%).	(0.07)	(0.16)	(0.36)[4]
Portfolio turnover (%)	39	41	44	[3]

1 Class I shares commenced operations effective March 1, 2021.

2 Total return without applicable sales charge.

3 Not annualized.

4 Annualized.

	SMALL CAP FUND
	CLASS R6
	Year Ended	Period Ended
	October 31,	October 31,
	2023	2022[1]
Net Asset Value at beginning of period	$9.36	$11.30
Income from Investment Operations:
Net investment income (loss)	–	(0.00)[2]
Net realized and unrealized gain (loss) on investments	(0.14)	(1.94)
Total from investment operations	(0.14)	(1.94)
Less Distributions From:
Capital gains	(0.48)	–
Total distributions	(0.48)	–
Net increase (decrease) in net asset value	(0.62)	(1.94)
Net Asset Value at end of period	$8.74	$9.36
Total Return (%)[3]	(1.46)	(17.17)[4]
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$220	$161
Ratios of expenses to average net assets:
Before reimbursement of expenses by Adviser (%)	0.92	0.925
After reimbursement of expenses by Adviser (%).	0.92	0.925
Ratio of net investment income to average net assets
Before reimbursement of expenses by Adviser (%)	(0.01)	(0.06)[5]
After reimbursement of expenses by Adviser (%).	(0.01)	(0.06)[5]
Portfolio turnover (%)[6]	39	41 [4]

1 Class R6 shares commenced operations effective March 1, 2022.

2 Amounts represent less than $ (0.005) per share.

3 Total return without applicable sales charge.

4 Not annualized.

5 Annualized.

6 Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

65

Madison Funds | October 31, 2023

Financial Highlights for a Share of Beneficial Interest Outstanding - continued

	INTERNATIONAL STOCK FUND
	CLASS A					CLASS Y
	Year Ended October 31,					Year Ended October 31,
	2023	2022	2021	2020	2019	2023	2022	2021	2020	2019
Net Asset Value at beginning of period	$7.34	$13.67	$11.83	$13.53	$12.92	$7.28	$13.64	$11.83	$13.57	$12.96
Income from Investment Operations:
Net investment income (loss)	0.01	0.08	0.07	0.061 [1]	0.181 [1]	0.41	(1.21)	0.41	1.30 [1]	0.62 [1]
Net realized and unrealized gain (loss) on investments	0.60	(2.78)	2.35	(0.89)	0.99	0.22	(1.46)	2.05	(2.10)	0.58
Total from investment operations	0.61	(2.70)	2.42	(0.83)	1.17	0.63	(2.67)	2.46	(0.80)	1.20
Less Distributions From:
Net investment income	(0.02)	(0.07)	(0.06)	(0.19)	(0.19)	(0.04)	(0.13)	(0.13)	(0.26)	(0.22)
Capital gains	–	(3.56)	(0.52)	(0.68)	(0.37)	–	(3.56)	(0.52)	(0.68)	(0.37)
Total distributions	(0.02)	(3.63)	(0.58)	(0.87)	(0.56)	(0.04)	(3.69)	(0.65)	(0.94)	(0.59)
Net increase (decrease) in net asset value	0.59	(6.33)	1.84	(1.70)	0.61	0.59	(6.36)	1.81	(1.74)	0.61
Net Asset Value at end of period	$7.93	$7.34	$13.67	$11.83	$13.53	$7.87	$7.28	$13.64	$11.83	$13.57
Total Return (%)[2]	8.34	(26.52)	20.48	(6.78)	9.85	8.68	(26.39)	20.83	(6.58)	10.10
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$11,104	$10,896	$16,375	$14,602	$17,209	$645	$666	$888	$823	$1,310
Ratios of expenses to average net assets (%)	1.61	1.61	1.61	1.60	1.60	1.36	1.36	1.36	1.36	1.35
Ratio of net investment income to average net assets (%)	0.31	0.30	0.53	0.50	1.42	0.57	0.55	0.79	0.73	1.67
Portfolio turnover (%)[3]	22	31	120	34	37	22	31	120	34	37

1 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

2 Total return without applicable sales charge.

3 Portfolio turnover is calculated at the fund level and represents the entire fiscal year or period.

See accompanying Notes to Financial Statements.

66

Madison Funds | October 31, 2023

Notes to the Financial Statements

1. ORGANIZATION

Madison Funds, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. As of the date of this report, the Trust offers the following funds (individually, a “Fund” collectively, the “Funds”), with the share classes listed:

Fund	Share Class(es) Offered[1]
Conservative Allocation[1,2]	Class A, Class C
Moderate Allocation[1,2]	Class A, Class C
Aggressive Allocation[1,2]	Class A, Class C
Diversified Income[1,2]	Class A, Class C
Tax-Free Virginia	Class Y
Tax-Free National	Class Y
High Quality Bond	Class Y, Class I
Core Bond[1]	Class A, Class Y, Class I, Class R6
Covered Call & Equity Income	Class A, Class C, Class Y, Class I, Class R6
Dividend Income	Class A, Class Y, Class I, Class R6
Investors	Class A, Class Y, Class I, Class R6
Sustainable Equity	Class Y, Class I
Mid Cap[1]	Class A, Class Y, Class I, Class R6
Small Cap	Class A, Class Y, Class I, Class R6
International Stock[1]	Class A, Class Y

1 As of the close of business on February 6, 2023, outstanding Class B shares of the Madison Funds converted into Class A shares of each respective fund, and Class B shares of the Trust were terminated.

2 The Conservative Allocation, Moderate Allocation, Aggressive Allocation and Diversified Income Funds are collectively referred to herein as the "Allocation Funds".

Each Class of shares represents an interest in the assets of the respective fund and has identical voting, dividend, liquidation and other rights, except that each Class of shares bears its own distribution fees and servicing fees, if any, and its proportional share of fund level expenses; is subject to its own sales charge, if any; and has exclusive voting rights on matters pertaining to Rule 12b-1 of the 1940 Act as it relates to that Class or other Class-specific matters.

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest of the Trust without par value. The Trust has entered into an Investment Advisory Agreement with Madison Asset Management, LLC (the “Investment Adviser” or “Madison”), the Funds’ investment adviser.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Each fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services–Investment Companies”.

The following is a summary of significant accounting policies consistently followed by each fund in the preparation of its financial statements.

Portfolio Valuation: Equity securities, including American Depositary Receipts (“ADRs”), Global Depository Receipts (“GDRs”) and exchange-traded funds (“ETFs”) listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the Funds utilize the NASDAQ Official Closing Price (“NOCP”)). If no sale occurs, equities traded on a U.S. exchange, foreign exchange or on NASDAQ are valued at the last available bid price. Debt securities are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services approved by the Trust. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measurements based on valuation technology commonly employed in the market for such investments.

Municipal debt securities are traded via a network of dealers and brokers that connect buyers and sellers. They are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services approved by the Trust. There may be little trading in the secondary market for particular bonds and other debt securities, making them more difficult to value or sell. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Investments in shares of open-end mutual funds, including money market funds, are valued at their daily net asset value (“NAV”) which is calculated as of the close of regular trading on the New York Stock Exchange (the “NYSE”), usually 4:00 p.m. Eastern Standard Time, on each day on which the NYSE is open for business. NAV per share is determined by dividing each fund’s total net assets by the number of shares of such fund outstanding at the time of calculation. Because the assets of each Allocation Fund consist primarily of shares of other registered investment companies (the “Underlying Funds”), the NAV of each fund is determined based on the NAVs of the Underlying Funds. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Short-term instruments having maturities of 60 days or less are valued on an amortized cost basis, which approximates fair value.

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Madison Funds | October 31, 2023

Notes to the Financial Statements- continued

Over-the-counter securities not listed or traded on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the last bid price. Exchange-traded options are valued at the mean of the best bid and ask prices across all option exchanges. Over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies. Financial futures contracts generally are valued at the settlement price established by the exchange(s) on which the contracts are primarily traded. Spot and forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts. Overnight repurchase agreements are valued at cost, and term repurchase agreements (i.e., those whose maturity exceeds seven days), swaps, caps, collars and floors, if any, are valued at the average of the closing bids obtained daily from at least one dealer.

Through the end of this reporting period, the value of all assets and liabilities expressed in foreign currencies was converted into U.S. dollar values using the then-current exchange rate at the close of regular trading on the NYSE.

All other securities for which either quotations are not readily available, no other sales have occurred, or in the Investment Adviser’s opinion, do not reflect the current fair market value are appraised at their fair values as determined in good faith by the Investment Adviser's Pricing Committee ( the “Committee”) and under the general supervision of the Board of Trustees. When fair value pricing of securities is employed, the prices of securities used by the Funds to calculate NAV may differ from market quotations or NOCP. Because the Allocation Funds primarily invest in Underlying Funds, government securities and short-term paper, it is not anticipated that the Investment Adviser will need to “fair value” any of the investments of these Funds. However, an Underlying Fund may need to “fair value” one or more of its investments, which may, in turn, require an Allocation Fund to do the same because of delays in obtaining the Underlying Fund’s NAV.

Rule 2a-5 under the 1940 Act (the “Valuation Rule”) establishes requirements for determining fair value in good faith, including related oversight and reporting requirements. The Valuation Rule also defines when market quotations are “readily available,” which is the threshold for determining whether a fund must fair value a security. Among other things, the Valuation Rule permits a board of trustees of a fund to designate a fund's investment adviser as valuation designee to perform a fund's fair value determinations subject to board oversight and certain reporting and other requirements intended to ensure that the board receives the information it needs to oversee a fund’s investment adviser fair value determinations. The Board has designated the Funds' investment adviser as Valuation Designee and the Valuation Designee has delegated valuation decisions to the Committee.

A fund’s investments will be valued at fair value if, in the judgment of the Committee, an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time a fund’s share price is calculated as of the close of regular trading on the NYSE. Significant events may include, but are not limited to, the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to: fundamental analytical data relating to the investment; the nature and duration of any restrictions on the disposition of the investment; and the forces influencing the market(s) in which the investment is purchased or sold. In addition to the fair value decisions made by the Committee noted above, the Committee also engages an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by the Board of Trustees. Such adjustments to the valuation of foreign securities are applied automatically upon market close if the parameters established are exceeded. A foreign security is also automatically fair valued if the exchange it is traded on is on holiday.

Recently Issued Accounting Pronouncements:

In June 2022, the FASB issued Accounting Standards Update (“ASU”) No. 2022-03, Fair Value Measurement (Topic 820); Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which provides clarifying guidance that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. The Trust expects the ASU will not have a material impact on the Funds’ financial statements.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Net realized gain on investments in the Statements of Operations also includes realized gain distributions received from the underlying exchangelisted funds. Distributions of net realized gains are recorded on the Funds’ ex-distribution date. Dividend income is recorded on ex-dividend date, except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Funds are informed of the dividend. Interest income is recorded on an accrual basis and is increased by the accretion of discount and decreased by the amortization of premium. Amortization and accretion are recorded on the effective yield method.

Expenses: Expenses that are directly related to one fund are charged directly to that fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class-specific expenses are borne by that class.

Share Classes: Income and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net assets.

Foreign Currency Transactions: The Funds' books and records are maintained in US dollars. Foreign currency-denominated transactions (i.e., fair value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange. The Funds enter into contracts on the trade date to settle any securities transactions denominated in foreign currencies on behalf of the Funds at the spot rate at settlement.

Each fund, except the Tax-Free Virginia and Tax-Free National Funds, reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes. Realized gains or losses associated with currency transactions are included in the Statements of Operations under the heading “Net realized gain (loss) on investments”. The International Stock Fund had net realized gains of $99 related to foreign currency transactions.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

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Notes to the Financial Statements- continued

Forward Foreign Currency Exchange Contracts: Each fund, except the Tax-Free Virginia and Tax-Free National Funds, may purchase and sell forward foreign currency exchange contracts for defensive or hedging purposes. When entering into forward foreign currency exchange contracts, the Funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The Funds’ net assets reflect unrealized gains or losses on the contracts as measured by the difference between the forward foreign currency exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The Funds realize a gain or a loss at the time the forward foreign currency exchange contracts are settled or closed out with an offsetting contract. Contracts are traded over-the-counter directly with a counterparty. Realized and unrealized gains and losses are included in the Statements of Operations. During the year ended October 31, 2023, none of the Funds had forward foreign currency exchange contracts.

If a fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, a fund will be required to place cash or other liquid assets in a segregated account with a fund’s custodian in an amount equal to the value of a fund’s total assets committed to the consummation of the forward contract. If the value of the securities in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of a fund’s commitment with respect to the contract.

Cash Concentration: At times, the Funds maintain cash balances at financial institutions in excess of federally insured limits. The Funds monitor this credit risk and have not experienced any losses related to this risk.

Illiquid Securities: Each fund currently limits investments in illiquid investments, as defined by Rule 22e-4 under the 1940 Act, to 15% of net assets at the time of purchase. An illiquid investment is generally defined as a security that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. At October 31, 2023, there were no illiquid securities held in the Funds.

Delayed Delivery Securities: Each fund may purchase securities on a when-issued or delayed delivery basis. “When-issued” refers to securities whose terms are available and for which a market exists, but that have not been issued. For when-issued or delayed delivery transactions, no payment is made until delivery date, which is typically longer than the normal course of settlement. When a fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, a fund may segregate cash or other liquid securities, of any type or maturity, equal in value to a fund’s commitment. Losses may arise due to changes in the fair value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. As of October 31, 2023, none of the Funds had entered into such transactions.

Indemnifications: Under the Funds’ organizational documents, the Funds’ officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business, the Funds enter into contracts that contain a variety of representations and provide general indemnifications. The Funds’ maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the Funds. However, based on experience, management expects the risk of loss to be remote.

3. Fair Value Measurements

Each fund has adopted FASB guidance on fair value measurements. Fair value is defined as the price that each fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs used in the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads, and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance, and other reference data, etc.)

Level 3 - significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value for the year ended October 31, 2023 maximized the use of observable inputs and minimized the use of unobservable inputs. The Funds estimated the price that would have prevailed in a liquid market for an international equity security given information available at the time of valuation. As of October 31, 2023, none of the Funds held securities deemed as a Level 3, and there were no transfers between classification levels.

69

Madison Funds | October 31, 2023

Notes to the Financial Statements- continued

The following is a summary of the inputs used as of October 31, 2023, in valuing the Funds’ investments carried at fair value (please see the Portfolio of Investments for each fund for a listing of all securities within each category):

Fund[1]	Level 1	Level 2	Level 3	Value at 10/31/23
Conservative Allocation
Investment Companies	$42,293,444	$—	$—	$42,293,444
Short-Term Investments	947,980	—	—	947,980
	43,241,424	—	—	43,241,424

Moderate Allocation
Investment Companies	$88,948,239	$—	$—	$88,948,239
Short-Term Investments	7,739,763	—	—	7,739,763
	96,688,002	—	—	96,688,002

Aggressive Allocation
Investment Companies	$49,353,494	$—	$—	$49,353,494
Short-Term Investments	6,806,069	—	—	6,806,069
	56,159,563	—	—	56,159,563

Diversified Income
Common Stocks	$4,154,450	$—	$—	$4,154,450
Asset Backed Securities	—	101,547	—	101,547
Collateralized Mortgage Obligations	—	7,844	—	7,844
Mortgage Backed Securities	—	14,827	—	14,827
Investment Companies	135,474,620	—	—	135,474,620
Short-Term Investments	2,892,628	—	—	2,892,628
	142,521,698	124,218	—	142,645,916

Tax-Free Virginia
Municipal Bonds	$—	$16,307,786	$—	$16,307,786
	—	16,307,786		16,307,786
Tax-Free National
Municipal Bonds	$—	$16,805,158	$—	$16,805,158
	—	16,805,158		16,805,158
High Quality Bond
Corporate Notes and Bonds	$—	$19,162,520	$—	$19,162,520
Foreign Corporate Bonds	—	690,830	—	690,830
U.S. Government and Agency Obligations	—	32,645,984	—	32,645,984
Short-Term Investments	2,833,189	—	—	2,833,189
	2,833,189	52,499,334	—	55,332,523

Core Bond
Asset Backed Securities	$—	$11,143,534	$—	$11,143,534
Collateralized Mortgage Obligations	—	9,439,369	—	9,439,369
Commercial Mortgage-Backed Securities	—	5,650,348	—	5,650,348
Corporate Notes and Bonds	—	50,809,247	—	50,809,247
Foreign Corporate Bonds	—	5,899,737	—	5,899,737
Mortgage Backed Securities	—	52,617,418	—	52,617,418
U.S. Government and Agency Obligations	—	43,489,278	—	43,489,278
Short-Term Investments	2,915,772	—	—	2,915,772
	2,915,772	179,048,931	—	181,964,703
Covered Call & Equity Income
Assets:
Common Stocks	$183,059,517	$—	$—	$183,059,517
Exchange Traded Funds	4,145,480	—	—	4,145,480
Short-Term Investments	58,470,447	—	—	58,470,447
	245,675,444	—	—	245,675,444
Liabilities:
Options Written	$(2,312,793)	$—	$—	$(2,312,793)

Dividend Income
Common Stocks	$192,369,866	$—	$—	$192,369,866
Short-Term Investments	4,834,761	—	—	4,834,761
	197,204,627	—	—	197,204,627
Investors
Common Stocks	$319,419,643	$—	$—	$319,419,643
Short-Term Investments	13,263,140	—	—	13,263,140
	332,682,783	—	—	332,682,783

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				Value at
Fund[1]	Level 1	Level 2	Level 3	10/31/23
Sustainable Equity
Common Stocks	$7,749,827	$–	$–	$7,749,827
Exchange Traded Funds	109,150	–	–	109,150
Short-Term Investments	175,393	–	–	175,393
	8,034,370	–	–	8,034,370

Mid Cap
Common Stocks	770,163,910	–	–	770,163,910
Short-Term Investments	50,292,644	–	–	50,292,644
	820,456,554	–	–	820,456,554
Small Cap
Common Stocks	152,572,976	–	–	152,572,976
Short-Term Investments	8,207,963	–	–	8,207,963
	160,780,939			160,780,939
International Stock
Common Stocks
Australia	—	188,808	—	188,808
Brazil	142,844	—	—	142,844
Canada	734,116	—	—	734,116
China	338,662	502,994	—	841,656
Denmark	—	120,390	—	120,390
France	132,398	841,194	—	973,592
Germany	261,300	1,117,993	—	1,379,293
Hong Kong	—	180,663	—	180,663
India	564,634	354,080	—	918,714
Ireland	—	233,737	—	233,737
Israel	187,695	—	—	187,695
Italy	142,072	—	—	142,072
Japan	—	1,911,200	—	1,911,200
Mexico	631,768	—	—	631,768
Netherlands	482,005	—	—	482,005
Norway	—	138,296	—	138,296
Switzerland	—	737,117	—	737,117
Taiwan	161,141	—	—	161,141
United Kingdom	—	1,192,857	—	1,192,857
Exchange Traded Funds	157,022	—	—	157,022
Short-Term Investments	272,699	—	—	272,699
	4,208,356	7,519,329	—	11,727,685

1 See respective Portfolio of Investments for underlying holdings in each fund. For additional information on the Underlying funds held in the Allocation Funds, including shareholder prospectuses and financial reports, please visit each Underlying fund’s website or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

4. Derivatives:

The FASB issued guidance intended to enhance financial statement disclosure for derivative instruments and enable investors to understand: a) how and why a fund uses derivative investments, b) how derivative instruments are accounted for, and c) how derivative instruments affect a fund’s financial position, and results of operations. As of October 31, 2023 the Covered Call & Equity Income Fund has not offset any of the positions and the positions are presented gross on the Statements of Assets and Liabilities.

The following table presents the types of derivatives in the Fund by location and as presented on the Statements of Assets and Liabilities as of October 31, 2023.

Statements of Asset & Liability Presentation of Fair Values of Derivative Instruments
	Asset Derivatives			Liability Derivatives
		Statements of Assets and		Statements of Assets
Fund	Underlying Risk	Liabilities Location	Fair Value	and Liabilities Location	Fair Value
Covered Call & Equity Income	Equity	Options purchased	–	Options written	$(2,312,793)

The following table presents the effect of derivative instruments on the Statements of Operations for the year ended October 31, 2023.

			Realized Gain	Change in Unrealized Appreciation
Fund	Underlying Risk	Statements of Operations	(Loss) on Derivatives	(Depreciation) on Derivatives
Covered Call & Equity Income	Equity	Option Purchased	$(1,862,039)	$–
	Equity	Option Written	11,919,338	2,456,570
Total			$10,057,299	$2,456,570

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The average volume (based on the open positions at each month-end) of derivative activity during the year ended October 31, 2023.

	Options Purchased Contracts(1)	Options Written Contracts(1)
Covered Call & Equity Income	193	(18,509)

(1) Number of Contracts

There is no impact on the financial statement of the other funds as they did not hold derivative investments during the year ended October 31, 2023.

5. ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS

Advisory Agreement. For its investment advisory services to the Funds, pursuant to the terms of an Investment Advisory Agreement between Madison and the Trust, Madison is entitled to receive a fee, which is computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of each fund as follows as of October 31, 2023:

Fund	Management Fee	Fund	Management Fee
Conservative Allocation	0.20%	Covered Call & Equity Income	0.85%
Moderate Allocation	0.20%	Dividend Income[1]	0.70%
Aggressive Allocation	0.20%	Investors[1]	0.70%
Diversified Income[1]	0.20%	Sustainable Equity[1]	0.70%
Tax-Free Virginia	0.50%	Mid Cap[1]	0.75%
Tax-Free National	0.40%	Small Cap[1]	0.89%
High Quality Bond	0.30%	International Stock[1]	1.05%
Core Bond[1]	0.39%

1 The Fund’s management fee will be reduced by 0.05% on assets exceeding $500 million, and by another 0.05% on assets exceeding $1 billion.

Following the end of fiscal year covered by this annual report, the Investment Adviser had a change of control which resulted in the assignment of the Investment Advisory Agreement. Because the change of control had been planned in advance, prior to the effective date of the change of control, the Board of Trustees met to review and approve a new investment advisory agreement between the Investment Adviser and the Trust. Please see “Discussion of Contract Renewal Process and Considerations” for more information.

Administrative Services Agreement. In addition to the management fee, the Investment Adviser is entitled to receive an administrative services fee from each fund pursuant to the terms of a separate Administrative Services Agreement. Under this fee agreement, the Investment Adviser provides or arranges for each fund to have all of the necessary operational and support services it needs for a fee. These fees are computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of each fund.

During the year October 31, 2023, the Funds and their respective share classes were charged the following fees under the Administrative Services Agreement:

Fund	Class A	Class C	Class Y	Class I	Class R6
Conservative Allocation	0.25%	0.25%	N/A	N/A	N/A
Moderate Allocation	0.25%	0.25%	N/A	N/A	N/A
Aggressive Allocation	0.25%	0.25%	N/A	N/A	N/A
Diversified Income	0.20%	0.20%	N/A	N/A	N/A
Tax-Free Virginia	N/A	N/A	0.35%	N/A	N/A
Tax-Free National	N/A	N/A	0.35%	N/A	N/A
High Quality Bond	N/A	N/A	0.19%	0.10%	N/A
Core Bond	0.20%	N/A	0.20%	0.10%	0.02%
Covered Call & Equity Income	0.15%	0.15%	0.15%	0.10%	0.02%
Dividend Income	0.20%	N/A	0.20%	0.10%	0.02%
Investors	0.20%	N/A	0.20%	0.10%	0.02%
Sustainable Equity	N/A	N/A	0.20%	0.10%	N/A
Mid Cap	0.40%	N/A	0.20%	0.10%	0.02%
Small Cap	0.20%	N/A	0.20%	0.10%	0.02%
International Stock	0.30%	N/A	0.30%	N/A	N/A

Expenses that are not included under this fee agreement are paid directly by the Funds. See “Other Expenses”.

The Investment Adviser may from time to time, contractually or voluntarily, agree to waive a portion of it’s the administrative services fees and/or reimburse each fund’s operating expenses to ensure that each fund’s operating expenses do not exceed the expense limitation listed below. Contractual fee agreements may by modified or terminated at any time or for any reason, but only with fund Board approval. Any fees waived will not be subject to later recoupment by Madison.

During the year ended October 31, 2023, the Investment Adviser did not waive Administrative Services fees for any of the Funds.

Shareholder Service and Distribution Plans (Rule 12b-1). The Trust has adopted, on behalf of certain funds and share classes, distribution and/or service plans pursuant to Rule 12b-1 under the 1940 Act. These plans permit the applicable share classes to pay for distribution of their shares and servicing of their shareholders out of fund assets; therefore, the cost of these plans is indirectly borne by all shareholders who own shares of the affected funds and share classes. These plans are described below:

Shareholder Service Fees (Class A and C shares). Service plans have been adopted pursuant to Rule 12b-1 under the 1940 Act for Class A, and C shares of each of the Funds. Under the terms of these plans, each fund pays MFD Distributor, LLC (“MFD”) a service fee equal to 0.25% of the average daily net assets attributable to each class of shares of that fund. The service fee is used by MFD to offset costs of servicing shareholder accounts or to compensate other qualified broker/dealers who sell shares of the Funds pursuant to agreements with MFD for their costs of servicing shareholder accounts. MFD may retain any portion of the service fee for which there is no broker/dealer of record as partial consideration for its services with respect to shareholder accounts.

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Distribution Fees (Class C shares only). A distribution plan has been adopted pursuant to Rule 12b-1 under 1940 Act for Class C shares of each of the Funds. Under the terms of the plan, each fund pays its principal distributor, MFD, a fee equal to 0.75% of the average daily net assets attributable to Class C shares of that fund. MFD may use this fee to cover its distribution-related expenses (including commissions paid to broker/dealers for selling Class C shares) or distribution-related expenses of dealers. This fee increases the cost of investment in the Class C shares of a fund and, over time, may cost more than paying the initial sales charge for Class A shares.

The Shareholder Servicing & Distribution Fees are computed daily and paid monthly, at an annualized percentage rate of the average daily value of the net assets of each fund as follows:

				Total Shareholder Servicing and
	Shareholder Servicing Fee		Distribution Fee	Distribution Fees (Rule 12b-1)
Fund	Class A	Class C	Class C	Class A	Class C
Conservative Allocation	0.25%	0.25%	0.75%	0.25%	1.00%
Moderate Allocation	0.25%	0.25%	0.75%	0.25%	1.00%
Aggressive Allocation	0.25%	0.25%	0.75%	0.25%	1.00%
Diversified Income	0.25%	0.25%	0.75%	0.25%	1.00%
Tax-Free Virginia	N/A	N/A	N/A	N/A	N/A
Tax-Free National	N/A	N/A	N/A	N/A	N/A
High Quality Bond	N/A	N/A	N/A	N/A	N/A
Core Bond	0.25%	N/A	N/A	0.25%	N/A
Covered Call & Equity Income	0.25%	0.25%	0.75%	0.25%	1.00%
Dividend Income	0.25%	N/A	N/A	0.25%	N/A
Investors	0.25%	N/A	N/A	0.25%	N/A
Sustainable Equity	N/A	N/A	N/A	N/A	N/A
Mid Cap	0.25%	N/A	N/A	0.25%	N/A
Small Cap	0.25%	N/A	N/A	0.25%	N/A
International Stock	0.25%	N/A	N/A	0.25%	N/A

MFD may from time to time voluntarily agree to waive a portion of its fees or expenses related to the Funds. For the year October 31, 2023, no fees were waived. MFD does not have the right to recoup waived fees

Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Funds. Rather, they are deducted from the proceeds of sales of fund shares prior to investment (Class A shares) or from redemption proceeds prior to remittance (Class A and C shares), as applicable. MFD, in turn, uses a portion of these fees to pay financial advisors who sell fund shares, as disclosed in the prospectus. The sales charges and CDSC collected and retained for the year ended October 31, 2023, were as follows:

	Amount Collected			Amount Retained
Fund	Class A	Class B1	Class C	Class A	Class B1	Class C
Conservative Allocation	$14,076	$0	$54	$1,970	$0	$54
Moderate Allocation	43,888	66	57	5,651	66	57
Aggressive Allocation	34,201	1	71	4,190	1	71
Diversified Income	43,072	58	205	5,754	58	205
Core Bond	3,049	0	N/A	380	0	N/A
Dividend Income	19,475	N/A	N/A	2,301	N/A	N/A
Covered Call & Equity Income	211,794	N/A	1,449	26,916	N/A	1,449
Investors	48,861	N/A	N/A	6,834	N/A	N/A
Mid Cap	75,192	0	N/A	8,601	0	N/A
Small Cap	3,460	N/A	N/A	406	N/A	N/A
International Stock	4,992	0	N/A	616	0	N/A

	502,060	125	1,837	63,619	125	1,837

1 After the close of business on February 6, 2023, outstanding Class B shares of the Madison Funds converted into Class A shares of each respective fund, and Class B shares of the Trust were terminated. Amounts collected and retained for the Class B shares represent the period November 1, 2022 through February 6, 2023.

Other Expenses: The Funds are responsible for paying: (i) transaction-related expenses including, but not limited to, brokerage commissions paid in connection with fund transactions, interest or fees in connection with fund indebtedness or taxes paid in connection with portfolio securities held, (ii) Rule 12b-1 distribution and service fees, if any, (iii) acquired fund fees, if any, (iv) any extraordinary or nonrecurring expenses (such as overdraft fees or expenses relating to any temporary line of credit the Funds maintain for emergency or extraordinary purposes), and (v) Independent Trustee compensation, including Lead Independent Trustee compensation.

Officers and Trustees: Certain officers and trustees of the Funds are also officers of the Investment Adviser. The Funds do not compensate their officers or affiliated trustees. Independent Trustees are compensated from the Funds.

6. DIVIDENDS FROM NET INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

With respect to dividends from net investment income, Tax-Free Virginia, Tax-Free National, Core Bond and Diversified Income Funds declare and reinvest dividends, if any, monthly. The Conservative Allocation, High Quality Bond, Dividend Income and Covered Call & Equity Income Funds declare and reinvest dividends, if any, quarterly. The Moderate Allocation, Aggressive Allocation, Investors, Sustainable Equity, Mid Cap, Small Cap and International Stock Funds declare and reinvest dividends, if any, annually. The Funds distribute net realized gains from investment transactions, if any, to shareholders annually.

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Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions from income and realized capital gains in the Funds differ from book amounts earned during the period due to differences in the timing of capital gains recognition, and due to the reclassification of certain gains or losses from capital to income. Dividends from net investment income are determined on a class level. Capital gains are determined on a fund level.

7. SECURITIES TRANSACTIONS

For the year ended October 31, 2023, aggregate cost of purchases and proceeds from sales of securities, other than short-term investment, were as follows:

	U.S. Government Securities		Other Investment Securities
Fund	Purchases	Sales	Purchases	Sales
Conservative Allocation	$–	$–	24,962,160	$30,290,292
Moderate Allocation	–	–	62,605,340	68,206,885
Aggressive Allocation	–	–	35,232,796	35,474,176
Diversified Income	12,022,747	38,623,410	169,515,608	154,643,549
Tax-Free Virginia	–	–	2,615,615	2,912,640
Tax-Free National	–	–	2,730,606	2,867,622
High Quality Bond	24,633,118	39,770,005	7,690,880	16,986,015
Core Bond	51,141,562	33,261,002	33,880,518	21,935,812
Covered Call & Equity Income	–	–	247,783,872	150,830,680
Dividend Income	–	–	65,487,599	154,467,125
Investors	–	–	69,965,641	77,413,896
Sustainable Equity	–	–	2,850,128	3,537,411
Mid Cap	–	–	129,868,626	74,824,821
Small Cap	–	–	66,738,751	82,763,257
International Stock	–	–	2,857,569	3,774,627

8. COVERED CALL AND PUT OPTIONS

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or pay the exercise price upon delivery of the underlying security (in the case of a put).

The Covered Call & Equity Income Fund pursues its primary objective by employing an option strategy of writing (selling) covered call options on common stocks. The number of call options the fund can write (sell) is limited by the amount of equity securities the fund holds in its portfolio. The fund will not write (sell) “naked” or uncovered call options. The fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends. Covered call writing also helps to reduce volatility (and risk profile) of the fund by providing protection from declining stock prices.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current fair value of the option written. These liabilities are reflected as options written in the Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. See Note 4 for information on derivatives.

9. FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

The Core Bond Fund and Covered Call & Equity Fund may purchase and sell futures contracts and purchase and write options on futures contracts on a limited basis. The Fund may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. The Fund will engage in futures or related options transactions on a limited basis only for bona fide hedging purposes or for purposes of seeking to increase total returns to the extent permitted by regulations of the Commodity Futures Trading Commission.

Futures Contracts. The Core Bond Fund and Covered Call & Equity Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, US government and agency obligations, or other liquid assets, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

During the year ended October 31, 2023, the Fund did not enter into any futures contracts.

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Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Core Bond Fund and Covered Call & Equity Fund the right (but not the obligation) for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the funds obtain the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Funds’ assets. By writing a call option, the Funds become obligated, in exchange for the premium, to sell a futures contract which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Fund intend to purchase. However, the Funds become obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the Funds in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

During the year ended October 31, 2023, the Funds did not enter into any options on futures contracts.

10. FOREIGN SECURITIES

Each fund, other than the Tax-Free Virginia and Tax-Free National Funds, may invest in foreign securities. Foreign securities are defined as securities that are: (i) issued by companies organized outside the US or whose principal operations are outside the US or issued by foreign governments or their agencies or instrumentalities (“foreign issuers”); (ii) principally traded outside of the US; and (iii) quoted or denominated in a foreign currency (“non-dollar securities”). Foreign securities include ADRs, European Depositary Receipts (“EDRs”), GDRs, Swedish Depositary Receipts (“SDRs”) and foreign money market securities.

Certain of the Funds have reclaims receivable balances, in which the Funds are due a reclaim on the taxes that have been paid to some foreign jurisdictions. The values of all reclaims are not significant for any of the Funds and are reflected in Other Assets on the Statements of Assets and Liabilities. These receivables are reviewed to ensure the current receivable balance is reflective of the amount deemed to be collectible.

11. SECURITIES LENDING

The Board of Trustees has authorized the Funds to engage in securities lending with State Street Bank and Trust Company as securities lending agent pursuant to a Securities Lending Authorization Agreement (the “Agreement”) and subject to certain securities lending policies and procedures. Under the terms of the Agreement, and subject to the policies and procedures, the authorized funds may lend portfolio securities to qualified borrowers in order to generate additional income, while managing risk associated with the securities lending program. The Agreement requires that loans are collateralized at all times by cash or U.S.government securities, initially equal to at least 102% of the value of domestic securities and 105% of non-domestic securities. The loaned securities and collateral are marked to market daily to maintain collateral at 102% of the total loaned portfolio for each broker/borrower. Amounts earned as interest on investments of cash collateral, net of rebates and fees, if any, are included in the Statements of Operations. The primary risk associated with securities lending is loss associated with investment of cash and non-cash collateral. A secondary risk is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral. Under the Agreement, the securities lending agent has provided a limited indemnification in the event of a borrower default. The Funds do not have a master netting agreement.

As of October 31, 2023, the aggregate fair value of securities on loan for the Madison fund family was $58,624,793. Cash collateral received for such loans is reinvested into the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral is invested in U.S.treasuries or government securities. See below for fair value on loan and collateral breakout for each fund and each respective fund’s portfolio of investments for individual securities identified on loan.

Fund	Market Value	Cash Collateral*	Non-Cash Collateral*
Moderate Allocation	$5,431,155	$5,522,899	$–
Aggressive Allocation	4,847,435	4,930,101	–
Diversified Income	2,308,207	2,364,950	–
High Quality Bond	2,162,301	2,209,000	–
Core Bond	1,081,353	1,103,783	–
Investors	6,635,120	–	6,788,665
Mid Cap	34,397,280	3,776,108	31,409,810
Small Cap	1,633,088	1,573,703	–
International Stock	128,854	108	131,814

*Collateral Represents minimum 102% of the value of domestic securities and 105% of non-domestic securities on loan, based upon the prior days market value for securities loaned.

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The following table provides increased transparency about the types of collateral pledged for securities lending transactions that are accounted for as secured borrowing. Non-cash collateral is not reflected in the table because the Funds cannot repledge or resell this collateral.

	Remaining Contractual Maturity of the
	Agreements As of October 31, 2023
	Overnight and		Between
	Continuous	<30 days	30 & 90 days	>90 days	Total
Securities Lending Transactions[1]
Moderate Allocation
Government Money Market	$5,522,899	$–	$–	$–	$5,522,899
Total Borrowings	$5,522,899	$–	$–	$–	$5,522,899
Gross amount of recognized liabilities for securities lending transactions					$5,522,899
Aggressive Allocation
Government Money Market	$4,930,101	$–	$–	$–	$4,930,101
Total Borrowings	$4,930,101	$–	$–	$–	$4,930,101
Gross amount of recognized liabilities for securities lending transactions					$4,930,101
Diversified Income
Government Money Market	$2,364,950	$–	$–	$–	$2,364,950
Total Borrowings	$2,364,950	$–	$–	$–	$2,364,950
Gross amount of recognized liabilities for securities lending transactions					$2,364,950
High Quality Bond
Government Money Market	$2,209,000	$–	$–	$–	$2,209,000
Total Borrowings	$2,209,000	$–	$–	$–	$2,209,000
Gross amount of recognized liabilities for securities lending transactions					$2,209,000
Core Bond
Government Money Market	$1,103,783	$–	$–	$–	$1,103,783
Total Borrowings	$1,103,783	$–	$–	$–	$1,103,783
Gross amount of recognized liabilities for securities lending transactions					$1,103,783
Mid Cap
Government Money Market	$3,776,108	$–	$–	$–	$3,776,108
Total Borrowings	$3,776,108	$–	$–	$–	$3,776,108
Gross amount of recognized liabilities for securities lending transactions					$3,776,108
Small Cap
Government Money Market	$1,573,703	$–	$–	$–	$1,573,703
Total Borrowings	$1,573,703	$–	$–	$–	$1,573,703
Gross amount of recognized liabilities for securities lending transactions					$1,573,703
International Stock
Government Money Market	$108	$–	$–	$–	$108
Total Borrowings	$108	$–	$–	$–	$108
Gross amount of recognized liabilities for securities lending transactions					$108

(1) Amounts represent the payable for cash collateral received on securities on loan. This will generally be in the “Overnight and Continuous” column as the securities are typically callable on demand. The payable will be allocated into categories of securities based on the market value of the securities on loan.

12. FEDERAL AND FOREIGN INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all its taxable income to its shareholders and any net realized capital gains at least annually. Accordingly, no provisions for federal income taxes are recorded in the accompanying statements.

The Funds have not recorded any liabilities for material unrecognized tax benefits as of October 31, 2023. It is each fund’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income taxes, as appropriate. Tax years that remain open to examination by major tax jurisdictions include tax years ended October 31, 2020 through October 31, 2023.

The tax character of distributions paid during the years ended October 31, 2023 and 2022 were as follows:

	Tax Exempt Income		Ordinary Income		Long- Term Capital Gain
Fund	2023	2022	2023	2022	2023	2022
Conservative Allocation	$–	$–	$935,521	$1,935,908	$–	$2,172,675
Moderate Allocation	–	–	1,339,254	5,983,947	–	4,373,649
Aggressive Allocation	–	–	630,069	3,544,594	–	2,595,089
Diversified Income	–	–	3,054,490	4,789,374	9,535,841	16,074,942
Tax-Free Virginia	325,626	320,631	–	–	–	65,428
Tax-Free National	359,602	331,863	–	14,769	124,906	165,179
High Quality Bond	–	–	1,379,348	1,007,136	–	589,691
Core Bond	–	–	5,748,997	3,579,748	–	1,031,083
Covered Call & Equity Income	–	–	13,288,982	6,894,536	–	–
Dividend Income	–	–	5,914,058	8,845,416	20,310,587	26,172,810
Investors	–	–	837,113	1,535,866	18,181,319	29,455,574
Sustainable Equity	–	–	53,311	–	–	–
Mid Cap	–	–	–	890,613	13,295,402	32,271,670
Small Cap	–	–	–	12,170,756	9,250,241	49,376,230
International Stock	–	–	36,488	895,246	–	3,711,055

76

Madison Funds | October 31, 2023

Notes to the Financial Statements- continued

As of October 31, 2023, the components of distributable earnings on a tax basis were as follows:

Fund	Tax Exempt Income	Ordinary Income	Long-Term Capital Gain
Conservative Allocation	$–	$109,555	$–
Moderate Allocation	–	1,305,922	–
Aggressive Allocation	–	594,723	–
Diversified Income	–	–	16,630,770
Tax-Free Virginia	2,529	–	–
Tax-Free National	4,948	–	–
High Quality Bond	–	126,345	–
Core Bond	–	326,637	–
Covered Call & Equity Income	–	7,786,723	–
Dividend Income	–	256,639	7,215,772
Investors	–	2,594,445	25,450,814
Sustainable Equity	–	64,766	–
Mid Cap	–	1,914,682	9,366,219
Small Cap	–	–	522,295
International Stock	–	40,656	–

For federal income tax purposes, the Funds listed below have capital loss carryovers as of October 31, 2023, which are available to offset future capital gains, if any, realized through the fiscal year listed:

	No Expiration Date
Fund	Short-Term	Long-Term
Conservative Allocation	$(2,680,113)	$(235,248)
Moderate Allocation	(1,864,459)	–
Aggressive Allocation	(737,367)	–
Tax-Free Virginia	(62,710)	(57,610)
Tax-Free National	–	(23,159)
High Quality Bond	(318,129)	(4,073,359)
Core Bond	(800,665)	(8,499,121)
Dividend Income	(604,799)	–
Sustainable Equity	(295,865)	(470,121)
International Stock	(23,167)	(1,055,243)

The loss carryovers for Core Bond Fund and Dividend Income Fund include losses pertaining to prior-year mergers. The utilization of these inherited losses are subject to an annual limitation.

For the year-ended October 31, 2023, capital losses utilized for each fund were as follows:

Fund	Amount Utilized
Aggressive Allocation	$205,798
Core Bond	47,516
Dividend Income	486,573
International Stock	12,053

Amount deferred is as follows:

Fund	Amount Deferred
Small Cap	$532,166

At October 31, 2023, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities, as computed on a federal income tax basis for each fund were as follows:

Fund	Appreciation	Depreciation	Net
Conservative Allocation	$363,822	$(4,662,549)	$(4,298,727)
Moderate Allocation	2,698,702	(6,580,703)	(3,882,001)
Aggressive Allocation	2,183,115	(2,557,549)	(374,434)
Diversified Income	1,199,676	(5,939,278)	(4,739,602)
Tax-Free Virginia	–	(1,421,013)	(1,421,013)
Tax-Free National	10,626	(1,158,691)	(1,148,065)
High quality bond	952	(4,524,800)	(4,523,848)
Core Bond	21,902	(26,929,885)	(26,907,983)
Covered Call & Equity Income	3,118,204	(30,364,657)	(27,246,453)
Dividend Income	33,783,446	(12,106,430)	21,677,016
Investors	120,440,378	(5,843,860)	114,596,518
Sustainable Equity	674,122	(668,799)	5,323
Mid Cap	326,038,756	(15,856,957)	310,181,799
Small Cap	29,274,450	(16,581,806)	12,692,644
International Stock	1,068,587	(3,003,354)	(1,934,767)

77

Madison Funds | October 31, 2023

Notes to the Financial Statements- continued

The differences between cost amounts for book purposes and tax purposes are primarily due to the tax deferral of wash sales.

Reclassification Adjustments. Paid-in capital, undistributed net investment income, and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for all Funds.

Differences primarily relate to the tax treatment of net operating losses, paydown gains and losses, foreign currency gains and losses, return of capital and other distributions from real estate investment trusts and non-REIT, securities adjustments related to Treasury Inflation Protected securities(TIPS), distribution re-designations from investments in other regulated investment companies and unusable capital carry loss carryforwards.

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among paid-in capital in excess of par value, accumulated undistributed net investment income (loss) and accumulated net realized gain (loss) on investments and foreign currency translations. Accordingly, at October 31, 2023, reclassifications were recorded as follows

		Undistributed	Accumulated Net
		Net Investment	Realized
Fund	Paid-in Capital	Income (Loss)	Gain (Loss)
Conservative Allocation	$–	$–	$–
Moderate Allocation	–	–	–
Aggressive Allocation	–	–	–
Diversified Income	–	(12,254)	12,254
Tax-Free Virginia	–	(907)	907
Tax-Free National	–	–	–
High quality bond	–	–	–
Core Bond	–	17,900	(17,900)
Covered Call & Equity Income	(2)	9,857,368	(9,857,366)
Dividend Income	–	(287,767)	287,767
Investors	–	–	–
Sustainable Equity
Mid Cap	(1)	303,085	(303,084)
Small Cap	(578,287)	401,726	176,561
International Stock	–	(2,115)	2,115

13. CERTAIN RISKS

Investing in certain financial instruments, including forward foreign currency contracts, involves certain risks. Risks associated with these instruments include potential for an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, changes in the value of foreign currency relative to the US dollar and financial statements’ volatility resulting from an imperfect correlation between the movements in the prices of the instruments and the prices of the underlying securities and interest rates being hedged.

Investing in foreign securities involves certain risks not necessarily found in US markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.

Slowing global economic growth, the possibility of changes to some international trade agreements, tensions or open conflict between nations, such as between Russia and Ukraine, or political or economic dysfunction within some nations that are major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

The Funds may be subject to interest rate risk which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the fair value of income-bearing securities. When interest rates rise, bond prices fall; generally the longer a bond’s maturity, the more sensitive it is to risk. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain fund investments, which could cause the value of a fund’s investments and share price to decline. The Core Bond Fund may invest in derivatives tied to fixed-income markets and may be more substantially exposed to these risks than a fund that does not invest in derivatives.

The Tax-Free Funds invest in municipal securities. Municipal securities generally are subject to possible default, bankruptcy or insolvency of the issuer. Principal and interest repayment may be affected by federal, state and local legislation, referendums, judicial decisions and executive acts. The tax-exempt status of municipal securities may be affected by future changes in the tax laws, litigation involving the tax status of the securities and errors and omissions by issuers and their counsel. Madison will not attempt

78

Madison Funds | October 31, 2023

Notes to the Financial Statements- continued

to make an independent determination of the present or future tax-exempt status of municipal securities acquired for the funds. While most municipal securities have a readily available market, a variety of factors, including the scarcity of issues and the fact that tax-free investments are inappropriate for significant numbers of investors, limit the depth of the market for these securities. Accordingly, it may be more difficult for the funds to sell large blocks of municipal securities advantageously than would be the case with comparable taxable securities.

The Core Bond Fund may invest in futures contracts or options on futures contracts. Investing in futures contracts and options on futures entail certain other risks such as: unanticipated changes in interest rates, securities prices or currency exchange rates, and may result in a poorer overall performance for the fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. Perfect correlation between the fund’s futures positions and portfolio positions may be difficult to achieve.

The Covered Call & Equity Income Fund invests in options on securities. As the writer of a covered call option, the fund forgoes, during the option’s life, the opportunity to profit from increases in the fair value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if fair value of the underlying securities declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The Allocation Funds are fund of funds, meaning that each invests primarily in Underlying Funds, including ETFs. Thus, each fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the Underlying Funds in which it invests; and the Underlying Fund’s performance, in turn, depends on the particular securities in which that Underlying Fund invests and the expenses of that fund. Accordingly, the Allocation Funds are subject to the risks of the Underlying Funds in direct proportion to the allocation of their respective assets among the Underlying Funds.

Additionally, the Allocation Funds are subject to asset allocation risk and manager risk. Manager risk (i.e., fund selection risk) is the risk that the Underlying Fund(s) selected to fulfill a particular asset class underperforms their peers. Asset allocation risk is the risk that the allocation of the fund’s assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.

The Funds are also subject to cybersecurity risk, which include the risks associated with computer systems, networks and devices to carry out routine business operations. These systems, networks and devices employ a variety of protections that are designed to prevent cyberattacks. Despite the various cyber protections utilized by the Funds the Investment Adviser, and other service providers, their systems, networks, or devices could potentially be breached. The Funds, their shareholders, and the Investment Adviser could be negatively impacted as a result of a cybersecurity breach. The Funds cannot control the cybersecurity plans and systems put in place by service providers or any other third parties whose operations may affect the funds. The funds do monitor this risk closely.

In addition to the other risks described above and in the Prospectus, you should understand what we refer to as “unknown market risks”. While investments in securities have been keystones in wealth building and management, at times these investments have produced surprises. Those who enjoyed growth and income of their investments generally were rewarded for the risks they took by investing in the markets. Although the Investment Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the Funds, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something to consider in connection with an investment in securities. Unforeseen events could under certain circumstances produce a material loss of the value of some or all of the securities we manage for you in the Funds.

79

Madison Funds | October 31, 2023

Notes to the Financial Statements- continued

14. CAPITAL SHARES AND AFFILIATED OWNERSHIP

The Allocation Funds invest in Underlying Funds, certain of which may be deemed to be under common control because of the same or affiliated investment adviser and membership in a common family of investment companies (the “Affiliated Issuers”). A summary of the transactions with each Affiliated Underlying Fund during the year ended October 31, 2023 follows:

					Change in
	Beginning				Unrealized
	value as of	Gross	Gross	Realized	Appreciation	Value at			Distributions
Fund/Underlying Fund	10/31/2022	Additions	Sales	Gain (Loss)	(depreciation)	10/31/2023	Shares	Dividend Income	Received[1]
Conservative Allocation Fund
Madison Core Bond Fund Class R6	$13,431,820	$–	$(274,357)	$(76,190)	$(262,909)	$12,818,364	$1,536,974	$426,132	$–
Madison Dividend Income Fund Class R6	537,249	–	–	–	(72,110)	465,139	18,349	12,794	36,809
Madison Investors Fund Class R6	2,683,256	973,259	–	–	223,962	3,880,477	151,759	17,940	180,318
Totals	$16,652,325	$973,259	$(274,357)	$(76,190)	$(111,057)	$17,163,980		$456,866	$217,127

Moderate Allocation Fund
Madison Core Bond Fund Class R6	$16,609,945	$1,000,000	$—	$—	$(468,270)	$17,141,675	$2,055,357	$560,344	$—
Madison Dividend Income Fund Class R6	1,073,409	500,000	—	—	(165,592)	1,407,817	55,535	34,382	73,544
Madison Investors Fund Class R6	9,040,113	2,117,256	—	—	716,642	11,874,011	464,373	60,379	606,878
Totals	$26,723,467	$3,617,256	$—	$—	$82,780	$30,423,503		$655,105	$680,422

Aggressive Allocation Fund
Madison Core Bond Fund Class R6	$4,456,998	$—	$—	$—	$(114,549)	$4,342,449	$520,677	$141,950	$—
Madison Dividend Income Fund Class R6	827,443	309,412	—	—	(124,376)	1,012,479	39,940	25,163	56,692
Madison Investors Fund Class R6	6,814,011	954,299	—	—	484,612	8,252,922	322,758	41,109	413,189
Totals	$12,098,452	$1,263,711	$—	$—	$245,687	$13,607,850		$208,222	$469,881

Diversified Income Fund
Madison Aggregate Bond ETF	$—	$22,044,250	$—	$—	$(743,300)	$21,300,950	$1,100,000	$127,380	$—
Madison Covered Call ETF	—	37,008,825	—	—	(1,302,963)	35,705,862	1,830,000	12,993	—
Madison Dividend Value ETF	—	29,671,500	—	—	(2,366,850)	27,304,650	1,500,000	112,800	—
Madison Short—Term Strategic Income ETF	—	27,267,094	—	—	(357,719)	26,909,375	1,362,500	152,396	—
Totals	$—	$115,991,669	$—	$—	$(4,770,832)	$111,220,837		$405,569	$—

1 Distributions received include distributions from capital gains from the Underlying Funds.

15. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issue. No events have taken place that meet the definition of subsequent event that require adjustment to, or disclosure in the financial statements.

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Madison Funds | October 31, 2023

Report of Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the Board of Trustees of Madison Funds:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Madison Funds (the “Funds”) comprising Madison Conservative Allocation Fund, Madison Moderate Allocation Fund, Madison Aggressive Allocation Fund, Madison Diversified Income Fund, Madison Tax-Free Virginia Fund, Madison Tax-Free National Fund, Madison High Quality Bond Fund, Madison Core Bond Fund, Madison Covered Call & Equity Income Fund, Madison Dividend Income Fund, Madison Investors Fund, Madison Sustainable Equity Fund, Madison Mid Cap Fund, Madison Small Cap Fund, and Madison International Stock Fund, including the portfolios of investments as of October 31, 2023, the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the Madison Funds, as of October 31, 2023, and the results of their operations, the changes in their net assets, and the financial highlights for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Comprising Madison Funds	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Madison Conservative Allocation Fund	For the year ended October 31, 2023.	For the years ended October 31, 2023 and 2022	For the years ended October 31, 2023, 2022, 2021, 2020 and 2019
Madison Moderate Allocation Fund	For the year ended October 31, 2023.	For the years ended October 31, 2023 and 2022	For the years ended October 31, 2023, 2022, 2021, 2020 and 2019
Madison Aggressive Allocation Fund	For the year ended October 31, 2023.	For the years ended October 31, 2023 and 2022	For the years ended October 31, 2023, 2022, 2021, 2020 and 2019
Madison Diversified Income Fund	For the year ended October 31, 2023.	For the years ended October 31, 2023 and 2022	For the years ended October 31, 2023, 2022, 2021, 2020 and 2019
Madison Tax-Free Virginia Fund	For the year ended October 31, 2023.	For the years ended October 31, 2023 and 2022	For the years ended October 31, 2023, 2022, 2021, 2020 and 2019
Madison Tax-Free National Fund	For the year ended October 31, 2023.	For the years ended October 31, 2023 and 2022	For the years ended October 31, 2023, 2022, 2021, 2020 and 2019
Madison High Quality Bond Fund	For the year ended October 31, 2023.	For the years ended October 31, 2023 and 2022	For the years ended October 31, 2023, 2022, 2021, 2020 and 2019
Madison Core Bond Fund	For the year ended October 31, 2023.	For the years ended October 31, 2023 and 2022	For the years ended October 31, 2023, 2022, 2021, 2020 and 2019
Madison Covered Call & Equity Income Fund	For the year ended October 31, 2023.	For the years ended October 31, 2023 and 2022	For the years ended October 31, 2023, 2022, 2021, 2020 and 2019
Madison Dividend Income Fund	For the year ended October 31, 2023.	For the years ended October 31, 2023 and 2022	For the years ended October 31, 2023, 2022, 2021, 2020 and 2019
Madison Investors Fund	For the year ended October 31, 2023.	For the years ended October 31, 2023 and 2022	For the years ended October 31, 2023, 2022, 2021, 2020 and 2019
Madison Sustainable Equity Fund	For the year ended October 31, 2023.	For the year ended October 31, 2023, and for the period January 3, 2022 (commencement of operations) through October 31, 2023.
Madison Mid Cap Fund	For the year ended October 31, 2023.	For the years ended October 31, 2023 and 2022	For the years ended October 31, 2023, 2022, 2021, 2020 and 2019
Madison Small Cap Fund	For the year ended October 31, 2023.	For the years ended October 31, 2023 and 2022	For the years ended October 31, 2023, 2022, 2021, 2020 and for the period from October 1, 2019 through October 31, 2019, and the year ended September 30, 2019.
Madison International Stock Fund	For the year ended October 31, 2023.	For the years ended October 31, 2023 and 2022	For the years ended October 31, 2023, 2022, 2021, 2020 and 2019

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illiniois

December 26, 2023

We have served as the auditor of one or more Madison Funds investment companies since 2009.

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Madison Funds | October 31, 2023

Discussion of Contract Renewal Process and Considerations

At a special meeting of the Board of Trustees (the “Board” or “Trustees”) of the Madison Funds (the “Trust”) held on September 11, 2023, the Board, and by a separate vote, the Independent Trustees of the Trust, considered and approved a new advisory agreement (the “New Advisory Agreement”), subject to shareholder approval, between the Trust and Madison Asset Management, LLC (the “Adviser”) with respect to the individual series of the Trust (each, a “Fund” and together, the “Funds”). The New Advisory Agreement was considered due to the plan by the parent company of the Adviser, Madison Investment Holdings, Inc. (“MIH”), to buy back a controlling interest in MIH from Frank Burgess, the founder, Chairman of the Board and controlling shareholder of MIH (the “Transaction”). The Transaction, which closed on December 1, 2023, resulted in a direct change of control of MIH and an indirect change of control of the Adviser, and constituted an “assignment” of the existing advisory agreement between the Trust and the Adviser (the “Existing Advisory Agreement”), within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). An investment advisory agreement automatically terminates upon its “assignment” under the applicable provisions of the 1940 Act. Therefore, following approval of the New Advisory Agreement by the Board, the Board sought shareholder approval of the agreement, which, for all Funds except the Covered Call & Equity Income Fund (the “Covered Call Fund”), was obtained at a special shareholders’ meeting held on November 30, 2023. The Covered Call Fund had to adjourn its special shareholders’ meeting to solicit additional proxies, and as of the date this report was mailed to shareholders, the Fund is still in the process of gathering the requisite shareholder vote to approve the New Advisory Agreement. Because shareholder approval of the New Advisory Agreement for the Covered Call Fund was not obtained prior to the effective date of the change of control, that Fund has been operating under an interim advisory agreement since December 1, 2023, in compliance with Rule 15a-4 under the 1940 Act.

Prior to the special Board meeting, the Trustees received and considered information from the Adviser designed to provide the Trustees with the information necessary to evaluate the New Advisory Agreement. The information provided to the Board included: (1) data comparing management fees and expense ratios of comparable investment companies; (2) comparative performance information; (3) the Adviser’s and its affiliates’ revenues and costs of providing services to the Funds; and (4) information about the Adviser’s personnel. Before voting to approve the New Advisory Agreement, the Trustees reviewed these materials with management of the Adviser and with counsel to the Independent Trustees, and received advice from such counsel regarding the legal standards for the Trustees’ consideration of the approval of the New Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year – particularly the information provided, presentations made and discussions that transpired during and in preparation for the most recent regular meeting of the Board of Trustees held on August 8, 2023, during which the Board reviewed and renewed the Existing Advisory Agreement for each Fund for another year – formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to approve the New Advisory Agreement, the Trustees considered all factors they believed relevant, including the following with respect to each Fund: (1) the nature, extent, and quality of the services to be provided by the Adviser; (2) the Fund’s historical performance under the management of the same portfolio managers who would continue to manage the Fund following the Transaction, and the performance of other investment accounts managed by the Adviser; (3) comparative fee and expense data for each Fund and other peer investment companies; (4) the costs of the services provided by the Adviser and the profits realized by the Adviser from those services; (5) the extent to which economies of scale may be realized as each Fund grows, and whether the management fee for each Fund reflects such economies of scale for the Fund’s benefit; (6) the impact to the Adviser’s operations, if any, as a result of the Transaction; and (7) other financial benefits to the Adviser resulting from services rendered to the Fund. The Trustees also took into account the changes to the New Advisory Agreement from the Existing Advisory Agreement, concluding that such changes were not material and were proposed primarily to conform to the services currently provided by the Adviser, regulatory requirements, and industry best practices. The Board also considered the Adviser’s recommendation that the proposed Transaction was in the best interest of Fund shareholders because it would permit the Adviser to effect an orderly, well planned succession. In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them, did not identify any particular information that was all-important or controlling, and considered the information and made their determinations for each Fund separately and independently of the other Funds.

Based upon the information provided to the Board of Trustees throughout the course of the year, including a presentation to the Board by representatives of the Adviser and the supporting materials provided at the September 11, 2023 special Board meeting, the Board concluded that the New Advisory Agreement, as it relates to each Fund, is fair and reasonable in light of the services the Adviser performs, the management fees that each Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the New Advisory Agreement are summarized below.

Nature, Extent and Quality of the Services Provided. The Trustees considered the scope of services that the Adviser would provide under the New Advisory Agreement, noting that such services include but are not limited to investing each Fund’s assets consistent with the Fund’s investment objective and investment policies, determining the portfolio securities to be purchased, sold, or otherwise disposed of and the timing of such transactions, and selecting broker-dealers to execute orders on behalf of each Fund. The Trustees considered the qualifications, experience, and responsibilities of the portfolio managers to each Fund, who were expected to continue to serve under the New Advisory Agreement. The Trustees also considered the Adviser’s resources and compliance structure, including information regarding its compliance program and compliance record, and the Trustees’ familiarity with the Adviser due to the Adviser’s long history of providing investment management services to the Funds.

The Board also discussed the quality of services provided to the Trust by its transfer agent, sub-administrator, and custodian as well as the various administrative services provided by the Adviser pursuant to a separate administrative services agreement (the “Services Agreement”). In addition, the Trustees considered representations from the Adviser that the Transaction was expected to have little impact on the day-to-day operations of the Adviser.

Based on their review of the information provided, the Board determined that the Adviser has the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the New Advisory Agreement and that the nature, extent and quality of services to be provided by the Adviser to the Funds would be satisfactory.

Fund Historical Performance and Overall Performance of Adviser. In assessing the quality of the portfolio management delivered by the Adviser, the Trustees reviewed the performance of each Fund on both an absolute basis and in comparison to an appropriate benchmark index and peer group. The Trustees noted the reasons for both outperformance and underperformance compared with benchmarks and peer groups. They recognized that the usefulness of comparative performance data as a frame of reference to measure a Fund’s performance may be limited because the performance peer group, among other things, may not precisely reflect the objectives and strategies of the Fund, may have a different investable universe, or the composition of the peer group may be limited in size or number as well as other factors.

As it relates to the Covered Call Fund and the International Stock Fund in particular, they also noted the unique aspects of the securities markets applicable to these Funds so that the performance of such Funds could be reviewed in context. For each of these Funds, the Trustees considered the following additional factors as part of their review:

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(A) Covered Call Fund: (i) the use of options, particularly options on single securities, can present timing issues for the Fund in matching options with securities held; (ii) options pricing can be volatile, leading to different performance outcomes among peers; and (iii) the covered call peer group is relatively small with peers employing different investment strategies and investment methodologies, which can lead to wider performance bands; and (B) International Stock Fund: (i) investing and trading foreign securities presents a number of risks, which can impact performance, and create performance dispersion among peers; (ii) market liquidity, individual security valuation, exchange rate, and other exogenous factors relating to global economic, political, and market events create unique considerations when assessing performance of international and foreign funds; and (iii) international and foreign fund peer groups can vary widely based on investment strategies and styles, along with investment in foreign markets (e.g. frontier markets).

The Trustees reviewed both long-term and short-term performance and considered the effect on long-term performance that may have been attributable to any previous investment advisers/sub-advisers/portfolio managers to any Fund or to a different investment strategy. They recognized that the performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. They considered that a different performance period, however, could generate significantly different results. Further, they noted that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

The Board also noted that on a quarterly basis, they review detailed information for each Fund, including investment performance results, portfolio composition and investment philosophies, processes, and strategies. In addition, the Board considered the Adviser’s quarterly portfolio commentary and discussion of each Fund’s performance, as well as the overviews provided by the Adviser’s Investment Strategy Oversight Committee. They also considered whether any relative underperformance was appropriate in view of the Adviser’s conservative investment philosophy. The Board noted the type of market environments that favor the Funds’ strategies and discussed the Funds’ performance in such market environments. Representatives of the Adviser discussed with the Board the methodology for arriving at benchmark indices and peer groups used for performance comparisons which, with respect to peer groups, followed the same process as the prior year. The Board also considered that sometimes, the Morningstar categories the Funds fall into do not precisely match a Fund’s investment strategy and philosophy.

Based on their review, the Board determined that, given the totality of the above factors and considerations, each Fund’s overall investment performance had been satisfactory.

Comparative Fee and Expense Data. In considering each Fund’s fees and expenses, the Board reviewed the expense ratios for a variety of other funds in each Fund’s peer group with similar investment objectives. Like the performance comparisons described above, the expense comparisons followed the same methodology as last year in terms of peer group selection.

The Board noted that the Adviser, or its affiliates, provide investment management services to other investment company and/or non-investment company clients and considered the management fees charged by the Adviser to such clients for purposes of determining whether the management fee charged to each Fund under the New Advisory Agreement was disproportionately large under the so-called “Gartenberg” standard traditionally used by investment company boards in connection with advisory contract approval considerations. The Gartenberg opinion and its progeny articulate the standard used to determine whether investment advisers to mutual funds have complied with their statutory fiduciary duty in charging fees for advisory services. The Trustees took those fees into account and considered the differences in services and time required by the various types of clients to which the Adviser provides services, including the Funds. The Board recognized that significant differences may exist between the services provided to one type of client and those provided to others, such as those resulting from a greater frequency of shareholder redemptions in a mutual fund, the higher turnover of mutual fund assets and the additional compliance and regulatory work associated with managing a 1940 Act fund. The Trustees gave such comparisons the weight that they merit in light of the similarities and differences between the services that the various Funds require. They considered that, if the services rendered by the Adviser to one type of client differed significantly from others, then the comparison should be given less weight. In the case of non-investment company clients for which the Adviser acts as an investment adviser, the Board noted that the fee may be lower than the fee charged to one or more Funds. The Trustees noted too the various administrative, operational, compliance, legal and corporate communication services required to be handled by the Adviser which are performed for investment company clients but are not typically performed for non-investment company clients.

The Trustees compared each Fund’s total expense ratio and management fee to those of comparable funds with similar investment objectives and strategies. The Board noted the relatively simple expense structure maintained by the Trust, which consists of a management fee and an administrative services fee, plus expenses for Independent Trustee compensation which are not covered by the administrative services fee. The Trustees reviewed total expense ratios paid by other funds with similar investment objectives and asset size, recognizing that such a comparison, while not dispositive, was an important consideration. The Trustees also considered a new expense limitation agreement that would go into effect at the same time as the New Advisory Agreement, pursuant to which the Adviser contractually agreed to waive its management fees and/or reimburse expenses of each Fund to the extent necessary to limit each class of each Fund’s total operating expenses as specified in the Funds’ prospectus, for a period of no less than two years from the effective date of the New Advisory Agreement.

With regard to the administrative services provided by the Adviser under the Services Agreement, the Board acknowledged that the Adviser is compensated for the administrative services it provides or arranges to provide to each of the Funds and that such compensation does not always cover all costs incurred by the Adviser because the Services Agreement effectively acts as a cap on administrative expenses. Therefore, the Board recognized that some of the administrative, operational, regulatory or compliance fees or costs in excess of the Services Agreement fees are paid by the Adviser from investment management fees earned. In this regard, the Trustees noted that examination of each Fund’s total expense ratio compared to those of other investment companies was more meaningful than a simple comparison of basic “investment management only” fee schedules.

In addition, the Trustees recognized that to the extent a Fund invests in other registered investment companies also managed by the Adviser, the Adviser receives investment management fees from both the Fund and the underlying registered investment company. The Board were satisfied in this regard that the Adviser provides separate services to each “fund of funds” portfolio within the Trust and the underlying registered investment company in which each such Fund invests in exchange for the fees received.

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Discussion of Contract Renewal Process and Considerations - continued

While recognizing that it is difficult to compare management fees because the scope of investment management services provided may vary from one investment adviser to another and from one client to another, the Trustees concluded that the Adviser’s management fee with respect to each Fund is reasonable.

Costs of Advisory Services and Profitability. The Trustees considered the management fee that each Fund pays to the Adviser under the Existing Advisory Agreement, which would remain the same under the New Advisory Agreement, as well as the Adviser’s profitability from services rendered to each Fund during the 12-month period ended December 31, 2022. In reviewing costs and profits, the Board noted that for some smaller Funds, the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Adviser who serve as Trust officers, as well as facility costs (e.g., rent, etc.), could not be supported by fees received from such portfolios alone. However, the Board recognized that the Trust is profitable to the Adviser because such salaries and fixed costs are already paid in whole or in part from revenue generated by management of other client assets managed by the Adviser, including the Trust as a consolidated family of investment companies. The Trustees noted that total assets managed by the Adviser and its affiliates were approximately $22 billion as of May 31, 2022, and approximately $22.1 billion as of May 31, 2023. As a result, although the fees paid by an individual Fund at its present size might not be sufficient to profitably support a stand-alone fund, each Fund is reasonably profitable to the Adviser as part of its larger, diversified organization. In sum, the Trustees recognized that the Trust is important to the Adviser and is managed with the attention given to the Adviser’s other clients.

Following their review, the Board concluded that the costs for services provided by, and the level of profitability to, the Adviser was reasonable considering the services provided.

Economies of Scale. The Trustees considered whether the Funds would benefit from any economies of scale as each Fund’s assets increase, noting that the management fee schedules for several of the Funds already contain breakpoints. The Trustees noted that at current asset levels, it was not necessary to consider the implementation of fee breakpoints for Funds that do not currently have breakpoints. Based on their review, the Trustees concluded that the current management fee schedules were appropriate.

Other Benefits. In considering the direct and indirect benefits that could be realized by the Adviser from its relationship with the Funds, the Trustees considered the extent to which the Adviser utilizes soft dollar arrangements with respect to portfolio transactions and considered that the Adviser does not utilize any affiliated brokers to execute the Funds’ portfolio transactions. While the Trustees noted Rule 12b-1 fees may be paid for shareholder and distribution services performed on behalf of the Funds, the Trustees also observed that the Adviser was incurring its own distribution expenses on behalf of the Funds. The Trustees considered that the Adviser may receive some form of reputational benefit from services rendered to the Funds, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that the additional benefits the Adviser receives from its relationship with the Funds are reasonable and appropriate.

Conclusion. In considering the approval of the New Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Board evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund. The Trustees reached the following conclusions, among others, regarding the New Advisory Agreement: (i) the Adviser demonstrated that it possesses the capability and resources to perform the duties required of it under the New Advisory Agreement; (ii) the Adviser is qualified to manage the each Fund’s assets in accordance with the Fund’s investment objective and strategies; (iii) the overall investment performance of each Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant benchmark indices; (iv) each Fund’s management fee is reasonable in light of the services received by the Fund from the Adviser and other factors considered; and (v) the Adviser’s investment strategies are appropriate for pursuing the investment objectives of each Fund. Based on all of the information presented to and considered by the Board and the foregoing conclusions, the Board of Trustees, including the Independent Trustees, unanimously approved the New Advisory Agreement on the basis that its terms and conditions are fair and reasonable and in the best interests of the Funds and their respective shareholders.

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Other Information (unaudited)

FUND EXPENSES PAID BY SHAREHOLDERS

As shareholders of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended October 31, 2023. Expenses paid during the period in the tables below are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the year, multiplied by 184/365 (to reflect the one-half fiscal year period).

Actual Expenses

The table below provides information about actual account values using actual expenses and actual returns for the Funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the fund you own under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Class A
				Expenses
	Beginning	Ending	Annual	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	Period
Conservative Allocation*	$1,000	$953.20	0.71%	$3.45
Moderate Allocation*	1,000	963.30	0.70%	3.46
Aggressive Allocation*	1,000	972.00	0.70%	3.48
Diversified Income	1,000	961.10	1.00%	4.35
Core Bond	1,000	942.40	0.85%	4.16
Dividend Income	1,000	937.00	1.16%	5.66
Covered Call & Equity Income	1,000	980.80	1.26%	6.29
Investors	1,000	1,025.60	1.16%	5.92
Mid Cap	1,000	1,036.90	1.39%	7.14
Small Cap	1,000	957.50	1.35%	6.66
International Stock	1,000	892.00	1.61%	7.68

	Class C
				Expenses
	Beginning	Ending	Annual	Paid
Fund	Account Value	Account Value	Expense Ratio	During Period
Conservative Allocation	$1,000	$949.40	1.46%	$7.17
Moderate Allocation	1,000	960.00	1.45%	7.16
Aggressive Allocation	1,000	967.90	1.46%	7.24
Diversified Income	1,000	957.10	1.63%	8.04
Covered Call & Equity Income	1,000	977.30	2.00%	9.97

	Class Y
				Expenses
	Beginning	Ending	Annual	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	Period
Tax-Free Virginia	$1,000	$957.90	0.86%	$4.24
Tax-Free National	1,000	961.30	0.76%	3.76
High Quality Bond	1,000	980.70	0.50%	2.50
Core Bond	1,000	943.30	0.60%	2.94
Covered Call & Equity Income	1,000	981.60	1.01%	5.04
Dividend Income	1,000	938.60	0.91%	4.45
Investors	1,000	1,027.10	0.91%	4.65
Sustainable Equity	1,000	993.10	0.91%	4.57
Mid Cap	1,000	1,039.40	0.94%	4.83
Small Cap	1,000	959.30	1.10%	5.43
International Stock	1,000	893.30	1.36%	6.49

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FUND EXPENSES PAID BY SHAREHOLDERS – continued

	Class I
				Expenses
	Beginning	Ending	Annual	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	Period
High Quality Bond	$1,000	$980.30	0.41%	$2.05
Core Bond	1,000	943.50	0.50%	2.45
Covered Call & Equity Income	1,000	982.60	0.96%	4.80
Dividend Income	1,000	938.60	0.81%	3.96
Investors	1,000	1,027.60	0.81%	4.14
Sustainable Equity	1,000	994.20	0.81%	4.07
Mid Cap	1,000	1,039.30	0.84%	4.32
Small Cap	1,000	958.20	1.00%	4.94

	Class R6
				Expenses
	Beginning	Ending	Annual	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	Period
Core Bond	$1,000	$944.90	0.42%	$2.06
Covered Call & Equity Income	1,000	983.00	0.88%	4.40
Dividend Income	1,000	939.40	0.73%	3.73
Investors	1,000	1,027.70	0.76%	3.91
Mid Cap	1,000	1,040.40	0.73%	3.57
Small Cap	1,000	959.40	0.92%	4.54

*The annual expense ratio does not include the expenses of the underlying funds.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example of the Funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

	Class A
				Expenses
	Beginning	Ending	Annual	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	Period
Conservative Allocation*	$1,000	$1,021.68	0.71%	$3.57
Moderate Allocation*	1,000	1,021.68	0.70%	3.57
Aggressive Allocation*	1,000	1,021.68	0.70%	3.57
Diversified Income	1,000	1,020.77	1.00%	4.48
Core Bond	1,000	1,020.92	0.85%	4.33
Dividend Income	1,000	1,019.36	1.16%	5.90
Covered Call & Equity Income	1,000	1,018.85	1.26%	6.41
Investors	1,000	1,019.36	1.16%	5.90
Mid Cap	1,000	1,018.20	1.39%	7.07
Small Cap	1,000	1,018.40	1.35%	6.87
International Stock	1,000	1,017.09	1.61%	8.19

	Class C
				Expenses
	Beginning	Ending	Annual	Paid
	Account	Account	Expense	During
Fund	Value	Value	Ratio	Period
Conservative Allocation	$1,000	$1,017.85	1.46%	$7.43
Moderate Allocation	1,000	1,017.90	1.45%	7.38
Aggressive Allocation	1,000	1,017.85	1.46%	7.43
Diversified Income	1,000	1,016.99	1.63%	8.29
Covered Call & Equity Income	1,000	1,015.12	2.00%	10.16

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FUND EXPENSES PAID BY SHAREHOLDERS – continued

	Class Y
				Expenses
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Paid During Period
Tax-Free Virginia	$1,000	$1,020.87	0.86%	$4.38
Tax-Free National	1,000	1,021.37	0.76%	3.87
High Quality Bond	1,000	1,022.68	0.50%	2.55
Core Bond	1,000	1,022.18	0.60%	3.06
Covered Call & Equity Income	1,000	1,020.11	1.01%	5.14
Dividend Income	1,000	1,020.62	0.91%	4.63
Investors	1,000	1,020.62	0.91%	4.63
Sustainable Equity	1,000	1,020.62	0.91%	4.63
Mid Cap	1,000	1,020.47	0.94%	4.79
Small Cap	1,000	1,019.66	1.10%	5.60
International Stock	1,000	1,018.35	1.36%	6.92

	Class I
				Expenses
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Paid During Period
High Quality Bond	$1,000	$1,023.14	0.41%	$2.09
Core Bond	1,000	1,022.68	0.50%	2.55
Covered Call & Equity Income	1,000	1,020.37	0.96%	4.89
Dividend Income	1,000	1,021.12	0.81%	4.13
Investors	1,000	1,021.12	0.81%	4.13
Sustainable Equity	1,000	1,021.12	0.81%	4.13
Mid Cap	1,000	1,020.97	0.84%	4.28
Small Cap	1,000	1,020.16	1.00%	5.09

	Class R6
				Expenses
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Paid During Period
Core Bond	$1,000	$1,023.09	0.42%	$2.14
Covered Call & Equity Income	1,000	1,020.77	0.88%	4.48
Dividend Income	1,000	1,021.53	0.73%	3.72
Investors	1,000	1,021.37	0.76%	3.87
Mid Cap	1,000	1,021.53	0.73%	3.72
Small Cap	1,000	1,020.57	0.92%	4.69

*The annual expense ratio does not include the expenses of the underlying funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. The information provided in the hypothetical example table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the 1940 Act, the Trust has adopted and implemented a liquidity risk management program (the “Program”). The Program seeks to promote effective liquidity risk management for each Fund and to protect Fund shareholders from dilution of their interests. The Board of Trustees of the Trust has appointed the Funds’ Chief Compliance Officer as the administrator of the Program (the “Program Administrator”). The Program Administrator is required to provide an annual report to the Board regarding the adequacy and effectiveness of the Program, including the operation of the highly liquidity investment minimum (“HLIM”), if applicable, and any material changes to the Program during the review period. The Program Administrator uses State Street Bank and Trust Company (“State Street”), a third-party vendor, to provide portfolio investment classification services.

On May 24, 2023, the Board reviewed the Program Administrator’s annual written report for the period January 1, 2022 through December 31, 2022 (the “2022 Annual Report”). The 2022 Annual Report provided an assessment of each Fund’s liquidity risk, which is assessed under both normal and reasonably foreseeable stressed market conditions. For this purpose, liquidity risk is the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The 2022 Annual Report noted that following a review of each Fund’s redemption history and investment strategies, as well as liquidity reports generated by State Street, the Program Administrator determined that each Fund primarily held investments that were classified as “highly liquid” during the review period. As a result, the Program Administrator concluded that each Fund is a “primarily highly liquid fund” (as defined in the Program), which means that each Fund can continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a HLIM for each Fund and to adopt policies and procedures for responding to a HLIM shortfall. The 2022 Annual Report also noted that no material changes had been made to the Program during the review period, and that the Program is functioning properly.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-EX. Form NPORT-EX is available upon request to shareholders at no cost by calling 1-800-877-6089 or on the SEC’s website at www.sec.gov. Form NPORT-EX may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. More information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

A description of the policies and procedures used by the Funds to vote proxies related to portfolio securities is available to shareholders at no cost on the Funds’ website at www.madisonfunds.com or upon request by calling 1-800-877-6089 or on the SEC’s website at www.sec.gov. The proxy voting records for the Funds for the most recent twelve-month period ended June 30 are available to shareholders at no cost on the SEC’s website at www.sec.gov.

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in the “Management’s Discussion of Fund Performance” are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as estimate, may, will, expect, believe, plan and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

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Other Information (unaudited) - continued

TAX INFORMATION

Foreign Tax Credits: The Funds expect to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Funds to their shareholders. For the year ended October 31, 2023, the following funds intend to pass through foreign tax credits and have derived gross income from foreign countries amounting to:

Fund	Foreign Tax Credit Pass-Through	Foreign Source Income
International Stock	$19,478	$289,693

Complete information regarding the Funds’ foreign tax credit pass through to shareholders for the year ended October 31, 2023, will be reported in conjunction with Form 1099-DIV.

Corporate Dividends Received Deduction: For the taxable year ended October 31, 2023, the following percentage of income dividends paid by the Fund qualify for the dividends received deduction available to corporations:

Fund	Percentage	Fund	Percentage
Conservative Allocation	8.71%	Investors	97.06%
Moderate Allocation	19.28%	Sustainable Equity	100.00%
Aggressive Allocation	21.69%
Diversified Income	86.45%
Covered Call Equity Income	15.32%
Dividend Income	100.00%

Qualified Dividend Income: For the taxable year ended October 31, 2023, the Funds hereby designate the maximum amount of dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income (“QDI”) eligible for reduced tax rates (the rates range from 5% to 15% depending upon an individual's tax bracket). Complete information regarding each fund’s income distributions paid during the calendar year 2023, including the portion, if any, which qualify as QDI, will be reported in conjunction with Form 1099-DIV.

Fund	Amount	Fund	Amount
Conservative Allocation	$175,095	Investors	$837,113
Moderate Allocation	584,616	Sustainable Equity	53,311
Aggressive Allocation	416,042
Diversified Income	2,717,858
Covered Call & Equity Income	2,856,368	International Stock	55,966
Dividend Income	5,914,058

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Trustees and Officers

The address of each Trustee and officer is 550 Science Drive, Madison, WI 53711. The Statement of Additional Information, which includes additional information about the Trustees and officers, is available at no cost on the Funds' website at www.madisonfunds.com or by calling 1 800 877-6089. The following tables provide biographical information regarding the Trustees and officers of the Trust currently serving as such.

Interested Trustees and Officers

Name and Age	Position(s) Held, Length of Time Served and Term of Office	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Director/Trustee[1]	Other Directorships Held by Director/ Trustee
Jill M. Friedow, 59[2,3]	Trustee, 2023 – Present; Vice President, 2023 – Present	Madison Investment Holdings, Inc. (“MIH”), Madison Investment Advisors, LLC (“MIA”), and Madison Asset Management, LLC (“Madison”), Chief Technology Officer & Director of Operations, 2019-Present; Vice President & Director of Operations, 2010 - 2019; Vice President & Operations Manager, 2003-2010; Operations Manager, 1999-2003	30	Ultra Series Fund (“USF”) (14), 2023 – Present Madison Covered Call & Equity Strategy Fund
		USF (14), Vice President, 2023 – Present; MCN, Vice President, 2023 – Present		(“MCN”), 2023 – Present
Patrick F. Ryan 44	President, 2020 – Present	MIH, MIA and Madison, Head of Multi-Asset Solutions and Portfolio Manager, 2018 – Present; Co-Head of Multi- Asset Solutions and Portfolio Manager, 2016 – 2017 USF (14) and MCN, President, 2020 – Present; Madison ETFs Trust (“Madison ETFs”) (4), President, June 2023 – Present	N/A	N/A
Greg D. Hoppe 54	Vice President, 2020 – Present; Chief Financial Officer 2019 – Present; Treasurer, 2009 – 2019	MIH and MIA, Vice President, 1999 - Present; Madison, Vice President, 2009 – Present USF (14), Vice President, 2020 – Present; Chief Financial Officer, 2019 – Present; Treasurer, 2009 - 2019; MCN, Vice President, March 2020 – Present; Chief Financial Officer, 2019 – Present; Treasurer, 2012 – 2019; Madison ETFs (4), Chief Financial Officer, Vice President, Treasurer, June 2023 – Present; Madison Strategic Sector Premium Fund (“MSP), Treasurer, 2009 – 2018	N/A	N/A
Holly S. Baggot 62	Secretary, 1999 – Present; Assistant Treasurer, 1999 – 2007 and 2009 – Present; Treasurer, 2008 Anti-Money Laundering Officer, 2019-2020 and 2022 - Present	MIH and MIA, Vice President, 2010 – Present; Madison, Vice President, 2009 – Present; MFD Distributor, LLC (“MFD”) (an affiliated brokerage firm of Madison), Vice President, 2012 – Present USF (14), Secretary, 1999 – Present and Assistant Treasurer, 2009 - Present; MCN, Secretary and Assistant Treasurer, 2012 – Present; Madison ETFs (4), Secretary and Assistant Treasurer, June 2023 – Present; USF and MCN, Anti-Money Laundering Officer, 2019 – 2020 and 2022 - Present; MSP, Secretary and Assistant Treasurer, 2010 – 2018	N/A	N/A
Steve J. Fredricks 53	Chief Compliance Officer and Assistant Secretary, 2018 – Present	MIH, MIA and Madison, Chief Legal Officer, 2020 – Present; Chief Compliance Officer, 2018 – Present USF (14) and MCN, Chief Compliance Officer and Assistant Secretary, 2018 – Present; Madison ETFs (4), Chief Compliance Officer and Assistant Secretary, June 2023 – Present; MSP, Chief Compliance Officer, 2018 Jackson National Asset Management, LLC, Senior Vice President and Chief Compliance Officer, 2005 - 2018	N/A	N/A
Terri A. Wilhelm 54	Assistant Secretary, 2022 – Present	MIH, MIA and Madison, Senior Compliance Analyst, September 2022 – Present USF (14) and MCN, Assistant Secretary, 2022 – Present; Madison ETFs (4), Assistant Secretary, June 2023 – Present State of Wisconsin Investment Board, Senior Paralegal, 2017 – 2022	N/A	N/A

1 As of the date of this report, the fund complex consists of Madison Funds with 15 portfolios, the Ultra Series Fund with 14 portfolios, the Madison Covered Call & Equity Strategy Fund (closed end fund), and the Madison ETFs Trust with 4 active portfolios, for a grand total of 34 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above.

2 “Interested person” as defined in the 1940 Act. Considered an interested Trustee because of the position held with the investment adviser of Madison Funds.

3 There are no term limits or mandatory retirement age for interested trustees.

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Trustees and Officers - continued

Independent Trustees
			Portfolios Overseen
	Position(s) Held, First		in Fund Complex by
Name and Age	Elected and Term of Office[1]	Principal Occupation(s) During Past Five Years	Director/Trustee[2]	Other Directorships Held by Director/ Trustee
Scott C. Jones 61	Trustee, 2019 – 2034	Managing Director, Carne Global Financial Services (US) LLC (a provider of independent governance and distribution support for the asset management industry), New York, NY, 2013 – Present Managing Director, Park Agency, Inc., (a family investment office), Chicago, IL, 2020 – Present	16	XAI Octagon Floating Rate & Alternative Income Term Trust, 2017 – Present Manager Directed Portfolios (open-end fund family, 9 portfolios), 2016 - Present and Lead Independent Trustee since 2017 Guestlogix Inc. (a provider of ancillary-focused technology to the travel industry), 2015 – 2016 MCN, 2021 – Present
Steven P. Riege 69	Trustee, 2005 – 2028	Ovation Leadership (management consulting) Milwaukee, WI, Owner/ President, 2001 – Present Robert W. Baird & Company (financial services), Milwaukee, WI, Senior Vice President-Marketing and Vice President-Human Resources, 1986 – 2001	34	USF (14), 2005 – Present MCN, 2015 – Present Madison ETFs (4), June 2023 – Present
Richard E. Struthers 71	Trustee, 2004 – 2028	Clearwater Capital Management (investment advisory firm), Naples, FL, Chair and Chief Executive Officer 1998 – Present Park Nicollet Health Services, Minneapolis, MN, Chairman, Finance and Investment Committee, 2006 – 2012	34	USF (14), 2004 – Present MCN, 2017 – Present Madison ETFs (4), June 2023 – Present

1 An Independent Trustee must retire at the end of the calendar year in which the first of the following two events occurs: (1) they attain the age of seventy-six (76), or (2) they have served on the Board for a total of fifteen

(15) years, subject in the latter case to extension by unanimous vote of the remaining Trustees on an annual basis. The fifteen (15) year term limitation shall commence on the later of April 19, 2013 or the date of the Trustee’s initial election or appointment as a trustee. Board terms end on December 31 of the year noted.

2 As of the date of this report, the fund complex consists of Madison Funds with 15 portfolios, the Ultra Series Fund with 14 portfolios the Madison Covered Call & Equity Strategy Fund (closed end fund), and the Madison ETFs Trust with 4 active portfolios, for a grand total of 34 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above.

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4460-P1053

Rev. 1023

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Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(c) During the period covered by the report, registrant did not make any substantive amendments to the Code.

(d) During the period covered by the report, registrant did not grant any waivers, including implicit waivers, from the provisions of the Code.

(f) Any person may obtain a complete copy of the code without charge by calling the Adviser at 800-767-0300 and requesting a copy of "the Madison Funds Sarbanes Oxley Code of Ethics."

Item 3. Audit Committee Financial Expert.

In August 2023, Richard Struthers, an “independent” Trustee and a member of the Trust’s audit committee, was appointed to serve as the Trust’s audit committee financial expert among the three independent Trustees who so qualify to serve in that capacity.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Total audit fees paid (or to be paid) to the registrant's principal accountant for the fiscal years ended October 31, 2023 and 2022, respectively were $232,000 ($465,450 including the Ultra Series Fund and the Madison Covered Call & Equity Strategy Fund, all affiliated investment companies “together, the “Affiliated Funds”) and $225,000 ($451,950 including the Affiliated Funds).

(b) Audit-Related Fees.   For the fiscal years ended October 31, 2023 and October 31, 2022, the aggregate fees for professional services rendered by Deloitte & Touche for assurance and related services by such firm that were reasonably related to the performance of the audit of the Trust's annual financial statements other than those referenced in paragraph (a) above, totaled $0 and $0, respectively.

(c) Tax-Fees. For the fiscal years ended October 31, 2023 and October 31, 2022, the aggregate fees paid (or to be paid) for professional services rendered by Deloitte & Touche for tax compliance, tax advice and tax planning are approximately $49,140 ($104,969 including the Affiliated Funds) and $47,732 ($86,625) including the Affiliated Funds), respectively.

In the scope of services comprising the fees disclosed under this Item 4(c) were the following services:

-Review and sign as signature preparer for U.S. Income Tax Return for Regulated Investment Companies, Form 1120-RIC, Return of Excise Tax on Undistributed Income of Regulated Investment Companies, Form 8613 and appropriate State tax returns.

(d) All Other Fees. None.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

(2) The Audit Committee has pre-approved, as required by Rule 2-01(c)(7)(i)(C) of Regulation S-X, 100% of the services described in this Item 4(b) through (d), which such services are described above.

(f) None.

(g) None.

(h) None.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Trust does not normally hold shareholder meetings. There have been no changes to the Trust's procedures during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There were no changes in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1)	Code of ethics - See Item 2.

(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Act. – Filed herewith.

(3)	Not applicable.

(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Act. - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Funds

/s/ Steve J. Fredricks
Steve J. Fredricks, Chief Legal Officer & Chief Compliance Officer

Date: December 29, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Patrick F. Ryan
Patrick F. Ryan, Principal Executive Officer

Date: December 29, 2023

/s/ Greg D. Hoppe
Greg D. Hoppe, Principal Financial Officer & Principal Accounting Officer

Date: December 29, 2023